UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2009

Item 1. Report to Stockholders.


Calvert Variable Series, Inc.

Calvert Social Balanced
Portfolio

Annual Report

December 31, 2009

Calvert Investments
A UNIFI Company

4	Portfolio Management Discussion
8	Shareholder Expense Example
9	Report of Independent Registered Public Accounting Firm
10	Statement of Net Assets
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Notes to Financial Statements
28	Financial Highlights
30	Explanation of Financial Tables
31	Proxy Voting
32	Availability of Quarterly Portfolio Holdings
32	Basis for Board's Approval of Investment Advisory Contracts
36	Director and Officer Information Table

Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio

Managed by Calvert Asset Management Company, Inc.

Performance

In the 12 months ended December 31, 2009, CVS Calvert Social Balanced Portfolio returned 25.39% compared with 28.43% for its benchmark, the Russell 1000 Index. For context, the composite index, which is comprised of 60% Russell 1000 Index and 40% Barclays Capital U.S. Credit Index, returned 23.48%.1 Both the equity and fixed income portions of the Portfolio contributed to its outperformance relative to the composite.

Investment Climate

The U.S. markets and economy remained in trouble in early 2009. During the first quarter, the economy contracted at its worst rate in 50 years, stocks fell, and risk premiums on corporate bonds--which measure the difference in yield between corporate bonds and Treasuries with comparable maturities--reached new highs. But after a spate of unprecedented government initiatives, the panic eased, the markets hit bottom, and the economy began to recover. Unclogged debt markets led to heavy demand, fueling a rally in corporate bonds.

In 2009, U.S. equity markets rebounded from the previous year's losses as investors began to perceive that the global financial crisis was easing and "green shoots" of a global economic recovery emerged early in the period. In U.S. markets, this rally resulted in double-digit positive percentage returns for the year. Mid-cap growth stocks were the top performers, with the Russell MidCap Growth Index up 46.29% for the year. Large- and small-cap stocks lagged behind, with the Russell 1000 Index and Russell 2000 Index returning 28.43% and 27.17%, respectively.

The Information Technology, Materials, and Consumer Discretionary sectors were the best performers in the Russell 1000 Index, all rising more than 50% for the period. The Telecommunications Services sector was the worst performer in the Index but still gained 12.42% for the year.

The economy grew in the third quarter and fourth quarter growth is expected to be positive as well. Economists predict that headline consumer price deflation has ended. The "Great Recession" appeared to be coming to an end and, although it involved a lot of pain, proved less dire than many had feared.

Calvert Social Balanced Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return (period ended 12.31.09)
One year	25.39%
Five year	0.32%
Ten year	0.39%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

** In December 2009 the Portfolio changed its broad-based benchmark in order to adopt an index that is not blended. The Portfolio also continues to show the Balanced Composite Index because it is more consistent with the Portfolio's construction process and represents a more accurate reflection of the Portfolio's anticipated risk and return patterns.

*** 60% Russell 1000 Index and 40% Barclays Capital U.S. Credit Index.

The portfolio changed subadvisors in the equity portion of the portfolio effective June 2008. Earlier subadvisor changes occurred in March 2002 and June 2004.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Equity Portfolio Strategy

Sector selection contributed to the outperformance of the Portfolio's stock allocation for the year--particularly overweight positions in Information Technology and underweights in Industrials and Financials.

Stock selection helped performance as well, with holdings in Industrials, Energy, Utilities, and Financials adding notable value. In Industrials, Cummins climbed 75.2% thanks to consistently strong earnings.2 EOG Resources rose 47.4% on rallying natural gas prices later in the year, as did ONEOK (61.4%) in Utilities. CME Group (40.0%) and Prudential Financial (64.9%) gained as investor confidence returned to the Financials sector. Consumer Discretionary firm Expedia (212%) tripled in value as the travel industry began to recover. Express Scripts climbed 57.2%, a beneficiary of the health care reform agenda. EMC rose 66.9%, suggesting a stabilization of IT spending going forward.

However, Information Technology holding Harris Corp (-26.5%) struggled amid the uncertainty surrounding the defense budget. Health Care holding Gilead Sciences returned -15.4% due to concerns about the strength of its drug pipeline. In Financials, AON (-7.1%) lost ground as a result of weak earnings.

The overall result of our portfolio transactions over the year was to reduce our Health Care and Consumer Staples allocations, rebuild our Financials allocation back to neutral, and increase our positions in Information Technology and Industrials.
Asset Allocation (at 12.31.09)	% of Total Investments
Stocks	62%
Bonds	38%
Total	100%

Fixed Income Portfolio Strategy

In anticipation of higher Treasury rates, we kept the duration of the bond allocation of the Portfolio shorter than the benchmark. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.) Treasury yields did rise over the course of 2009, so this positioning contributed positively to relative performance. Active trading around very volatile Treasury interest rate moves also helped the Portfolio's annual return.

An underweight to corporates (54.9% of the Portfolio's bond allocation at the start of the reporting period versus 81.9% of the fixed-income portion of the composite index) detracted from returns as corporate bonds in general rallied strongly for most of the year. However, many corporate securities held by the Portfolio but not the composite index rallied even more strongly.

In 2008, our credit research team decided that some holdings that had been marked down during the credit crisis were sound and we held on to them. Our allocation to these and other strong-performing out-of-benchmark securities (including asset-backed securities) helped offset some of the performance drag from our relative underweight to corporate credit.

Outlook

Looking ahead, the withdrawal of some of the massive government stimulus will challenge the markets and economy in 2010. Mindful of history, policymakers will be very careful not to withdraw stimulus too fast and cut the recovery short. That said, the Federal Reserve plans to complete the closing of credit market support programs and drain some of the swollen monetary base in the first half of the year. If the economy continues to recover after these actions, the next step would be an increase in the target federal funds rate.

After last year's rally, easy gains have been made in bonds. Careful sector and issue selection, as well as anticipation of Fed policy actions, will be the keys to successfully navigating the bond market in 2010.

The extreme pessimism in equity markets in early 2009 created some of the most attractive investment opportunities on record for long-term investors with domestic, international, and emerging-market equities rising from the March 9 bottom 69%, 79%, and 108%, respectively. We believe that the unprecedented excesses of multiple asset price bubbles in 2007-2008, particularly the excessive amount of leverage in the economy, are being gradually flushed out of the system and a healthy foundation is emerging from which the economy can recover.

As global equity markets bounced back during 2009, however, rapidly rising stock valuations may have become prematurely extended and earnings expectations somewhat stretched. During the economic downturn, companies worldwide aggressively cut costs and slashed inventories, which made for healthier margins, better productivity, and better earnings profiles despite anemic top-line growth. Going forward, any improvement in the top line should be a big positive for these leaner companies. However, if the top line remains anemic and companies run out of opportunities to slash costs further, earnings comparisons in the coming quarters could be disappointing.

In the Financials sector, while the franchise value of large global banks was certainly salvaged through government rescue efforts worldwide, the extent to which they are able to leverage their business models will continue to be constrained, with long-term negative implications for earnings in that sector.

While we think that potential challenges to the earnings story can generate some negative surprises and volatility in the equity markets in the first half of 2010, we believe that markets in the longer term should begin to recover when investors get a firmer confirmation of improvement in economic and earnings data. So far, inflation seems to remain at bay, which should help support corporate recovery.

Looking forward, we believe that the 2009 economic data confirm that the U.S. economic recovery is on track but is likely to be more protracted than the market originally expected, with consumer demand slow to recover and manufacturing providing a larger portion of the economic growth than usual.

Despite many encouraging signs of economic recovery from what is now a two-year long recession, some still place a high probability on a double-dip recession which, if it transpires, is likely to send riskier assets into another tailspin. We do not see this scenario as highly likely, but it is still possible given the weakness of the consumer and service sectors. At the other end of the spectrum, a V-shaped recovery seems less likely, given the relatively weak consumer demand story. The more likely outcome seems to be a gradual, smile-shaped economic recovery that may prove to be more robust in the long run.

Sincerely,

/s/Natalie A. Trunow

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Asset Management Company
January 2010

1. The Barclays Capital U.S. Credit Index returned 16.04% for the one-year period ended December 31, 2009.

2. All individual security returns shown reflect total returns for the period held in the portfolio.

As of December 31, 2009, the following companies represented the following percentages of equity Portfolio net assets: Cummins 1.08%, EOG Resources 1.57%, ONEOK 1.35%, CME Group 0%, Prudential Financial 0%, Expedia 1.49%, Express Scripts 1.60%, EMC 1.64%, Harris 0%, Gilead Sciences 1.15%, and AON 0.69%. All holdings are subject to change without notice.

CVS Calvert Social Balanced Portfolio should not be confused with Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,164.30	$4.94

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.64	$4.61

* Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Balanced Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social Balanced Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Balanced Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS
DECEMBER 31, 2009
Equity Securities - 61.4%	Shares	Value
Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	31,700	$1,861,741

Biotechnology - 1.9%
Amgen, Inc.*	37,200	2,104,404
Gilead Sciences, Inc.*	91,300	3,951,464
		6,055,868
Capital Markets - 3.0%
Goldman Sachs Group, Inc.	29,700	5,014,548
Northern Trust Corp.	84,900	4,448,760
		9,463,308
Chemicals - 1.7%
Praxair, Inc.	68,000	5,461,080

Commercial Banks - 2.2%
PNC Financial Services Group, Inc.	53,800	2,840,102
US Bancorp	186,200	4,191,362
		7,031,464
Communications Equipment - 2.5%
Cisco Systems, Inc.*	196,700	4,708,998
QUALCOMM, Inc.	70,300	3,252,078
		7,961,076
Computers & Peripherals - 5.3%
EMC Corp.*	324,500	5,669,015
Hewlett-Packard Co.	112,200	5,779,422
International Business Machines Corp.	38,700	5,065,830
		16,514,267
Diversified Financial Services - 0.6%
CIT Group, Inc.:
Common Stock*	2,000	55,220
Contingent Value Rights (b)*	500,000	-
First Republic Preferred Capital Corp., Preferred (e)	500	462,500
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	351,875
Trust II, Preferred (b)(e)	500,000	351,875
Trust III, Preferred (b)(e)	500,000	351,875
Trust IV, Preferred (b)(e)	500,000	351,875
		1,925,220
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	135,200	3,789,656

Energy Equipment & Services - 1.2%
Smith International, Inc.	132,900	3,610,893

Food Products - 1.7%
General Mills, Inc.	73,100	5,176,211

Equity Securities - Cont'd	Shares	Value
Gas Utilities - 1.7%
Oneok, Inc.	118,000	$5,259,260

Health Care Equipment & Supplies - 1.7%
Becton Dickinson & Co.	65,500	5,165,330

Health Care Providers & Services - 2.7%
CIGNA Corp.	82,300	2,902,721
Express Scripts, Inc.*	65,700	5,679,765
		8,582,486
Household Products - 1.3%
Colgate-Palmolive Co.	48,350	3,971,952

Insurance - 2.2%
AON Corp.	69,800	2,676,132
Conseco, Inc.*	39,483	197,415
Principal Financial Group, Inc.	168,900	4,060,356
		6,933,903
Internet & Catalog Retail - 1.9%
Expedia, Inc.*	225,300	5,792,463

Internet Software & Services - 1.7%
eBay, Inc.*	229,300	5,397,722

IT Services - 1.5%
Cognizant Technology Solutions Corp.*	100,800	4,566,240

Machinery - 3.6%
Cummins, Inc.	92,000	4,219,120
Danaher Corp.	71,700	5,391,840
Deere & Co.	33,000	1,784,970
		11,395,930
Multiline Retail - 1.4%
Kohl's Corp.*	83,500	4,503,155

Office Electronics - 0.5%
Xerox Corp.	172,400	1,458,504

Oil, Gas & Consumable Fuels - 5.2%
EOG Resources, Inc.	62,800	6,110,440
Southwestern Energy Co.*	96,200	4,636,840
XTO Energy, Inc.	115,200	5,360,256
		16,107,536
Personal Products - 1.4%
Avon Products, Inc.	136,300	4,293,450

Pharmaceuticals - 1.9%
Bristol-Myers Squibb Co.	146,100	3,689,025
Johnson & Johnson	36,400	2,344,524
		6,033,549

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - 1.6%
Texas Instruments, Inc.	191,500	$4,990,490

Software - 4.3%
Adobe Systems, Inc.*	132,600	4,877,028
BMC Software, Inc.*	94,600	3,793,460
Microsoft Corp.	154,200	4,701,558
		13,372,046
Specialty Retail - 2.7%
Best Buy Co., Inc.	110,300	4,352,438
Lowe's Co.'s, Inc.	172,600	4,037,114
		8,389,552

Textiles, Apparel & Luxury Goods - 1.6%
Nike, Inc., Class B	74,200	4,902,394

Wireless Telecommunication Services - 0.6%
NII Holdings, Inc.*	58,700	1,971,146

Total Equity Securities (Cost $185,474,232)		191,937,892

	Principal
Asset-Backed Securities - 0.6%	Amount
ACLC Business Loan Receivables Trust, 0.883%, 10/15/21 (e)(r)	$110,498	106,279
Capital Auto Receivables Asset Trust:
1.193%, 12/15/10 (b)(e)(r)	207,865	208,515
0.333%, 2/15/11 (r)	182,869	182,765
Capital One Auto Finance Trust, 5.03%, 4/15/12	568,308	572,416
Enterprise Mortgage Acceptance Co. LLC, 7.043%, 1/15/27 (e)(r)	947,052	473,526
Triad Auto Receivables Owner Trust, 4.88%, 4/12/13	348,511	357,514

Total Asset-Backed Securities (Cost $1,899,786)		1,901,015

Collateralized Mortgage-Backed Obligations (Privately Originated) - 1.0%
American Home Mortgage Assets, 0.421%, 12/25/46 (r)	397,055	193,500
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	203,828	200,787
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	250,000	238,489
Impac CMB Trust:
0.771%, 5/25/35 (r)	1,025,647	685,175
0.551%, 8/25/35 (r)	268,369	138,354
JP Morgan Mortgage Trust, 5.292%, 7/25/35 (r)	239,269	222,725
Merrill Lynch Mortgage Investors, Inc., 5.149%, 12/25/35 (r)	422,407	402,289
Residential Asset Securitization Trust, 6.25%, 11/25/36	224,362	144,847
WaMu Mortgage Pass Through Certificates, 4.825%, 10/25/35 (r)	1,000,000	775,504

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $3,436,771)		3,001,670

	Principal
Commercial Mortgage-Backed Securities - 1.5%	Amount	Value
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	$3,500,000	$3,557,987
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (b)(e)	1,500,000	1,226,250

Total Commercial Mortgage-Backed Securities (Cost $4,991,575)		4,784,237

Corporate Bonds - 15.7%
Achmea Hypotheekbank NV, 0.631%, 11/3/14 (e)(r)	400,000	400,009
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	385,345	-
American National Red Cross, 5.567%, 11/15/17	1,500,000	1,388,055
Amphenol Corp., 4.75%, 11/15/14	500,000	500,305
APL Ltd., 8.00%, 1/15/24	440,000	404,800
Arrow Electronics, Inc., 6.00%, 4/1/20	500,000	496,818
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	750,000	602,933
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	2,500,000	25,000
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	1,800,000	1,638,612
BAC Capital Trust VI, 5.625%, 3/8/35 (b)	500,000	400,224
BAC Capital Trust XV, 1.056%, 6/1/56 (r)	2,000,000	1,268,298
Barclays Bank plc, 5.00%, 9/22/16	500,000	512,857
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	748,772	666,452
Camp Pendleton & Quantico Housing LLC, 6.165%, 10/1/50 (e)	400,000	302,578
Capital One Capital V, 10.25%, 8/15/39	600,000	699,246
Capital One Capital VI, 8.875%, 5/15/40	750,000	798,695
Chesapeake Energy Corp., 7.625%, 7/15/13	750,000	785,625
Commonwealth Bank of Australia:
0.579%, 11/4/11 (e)(r)	400,000	400,009
3.75%, 10/15/14 (e)	750,000	747,243
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter to 5/29/49 (e)(r)	1,700,000	1,360,000
Credit Suisse USA, Inc., 0.473%, 8/16/11 (r)	500,000	498,877
CVS Pass-Through Trust, 7.507%, 1/10/32 (e)	500,000	523,745
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	400,000	398,810
Discover Financial Services, 0.784%, 6/11/10 (r)	2,000,000	1,982,582
Enterprise Products Operating LP, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	2,000,000	1,835,000
Fleet Capital Trust V, 1.254%, 12/18/28 (r)	1,500,000	1,020,820
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	1,500,000	1,142,820
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)(oo)*	1,000,000	225,000
3.226%, 1/21/11 (b)(e)(r)(y)(cc)*	500,000	112,500
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)(ff)*	1,250,000	12,500
Great River Energy:
5.829%, 7/1/17 (e)	378,499	412,899
6.254%, 7/1/38 (e)	500,000	481,281
Howard Hughes Medical Institute, 3.45%, 9/1/14	1,000,000	1,013,550
HRPT Properties Trust, 0.854%, 3/16/11 (r)	750,000	707,819
JPMorgan Chase Capital XXIII, 1.273%, 5/15/47 (r)	500,000	345,160
Kaupthing Bank HF, 5.75%, 10/4/11 (e)(y)(hh)*	1,750,000	433,125
Lincoln National Corp., 0.334%, 3/12/10 (r)	500,000	498,546
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	1,500,000	1,313,565
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,154,000	21,540
8.30%, 12/1/37 (e)(m)*	3,200,000	32,000

	Principal
Corporate Bonds - Cont'd	Amount	Value
Masco Corp., 0.554%, 3/12/10 (r)	$700,000	$697,487
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	750,000	551,340
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	2,540,000	508,000
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,018,865
New York University, 5.236%, 7/1/32	400,000	387,912
Nordea Bank Finland plc, 0.584%, 10/14/11 (r)	500,000	500,023
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	1,500,000	1,422,690
6.00%, 10/1/51 (b)(e)	1,000,000	793,590
Orkney Re II plc, 6.096%, 12/21/35 (b)(e)(r)(z)*	1,000,000	-
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	960,000	681,610
Pacific Pilot Funding Ltd., 1.034%, 10/20/16 (e)(r)	951,143	731,400
Pioneer Natural Resources Co.:
5.875%, 7/15/16	200,000	192,071
6.65%, 3/15/17 (b)	550,000	543,125
7.50%, 1/15/20	500,000	501,250
7.20%, 1/15/28	200,000	179,859
Preferred Term Securities IX Ltd., 1.033%, 4/3/33 (e)(r)	733,534	359,431
Rabobank Nederland NV, 11.00% to 6/30/19,
floating rate thereafter to 6/29/49 (e)(r)	200,000	248,452
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	940,000	820,253
Reed Elsevier Capital, Inc., 0.584%, 6/15/10 (r)	1,500,000	1,498,146
Roper Industries, Inc., 6.625%, 8/15/13	500,000	545,705
Royal Bank of Scotland Group plc:
6.40%, 10/21/19	340,000	336,726
7.64% to 9/29/17, floating rate thereafter to 3/29/49 (r)(qq)	750,000	395,625
Salvation Army, 5.46%, 9/1/16	140,000	145,302
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (b)(e)(r)	1,000,000	268,200
Suncorp-Metway Ltd., 0.628%, 12/17/10 (e)(r)	500,000	500,003
SunTrust Bank:
0.377%, 5/21/12 (r)	625,000	597,722
0.552%, 8/24/15 (r)	500,000	419,939
Susquehanna Bancshares, Inc., 2.101%, 5/1/14 (r)	750,000	552,160
Svenska Handelsbanken AB, 1.254%, 9/14/12 (e)(r)	500,000	497,411
TD Ameritrade Holding Corp., 4.15%, 12/1/14	250,000	246,999
Thomas & Betts Corp., 5.625%, 11/15/21	400,000	384,660
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (b)(e)	23,304,486	3,179,897
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate thereafter to 3/29/49 (r)	900,000	684,000
Wells Fargo Bank, 6.734%, 9/1/47 (e)	1,000,000	993,650
Westfield Capital Corp. Ltd., 4.375%, 11/15/10 (e)	500,000	509,495
Westpac Banking Corp., 0.582%, 10/21/11 (e)(r)	500,000	500,007
Yara International ASA, 7.875%, 6/11/19 (e)	300,000	342,767

Total Corporate Bonds (Cost $62,155,649)		49,145,670

Municipal Obligations - 0.1%
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (f)*	370,000	192,134
Series C, Zero Coupon, 7/1/48 (f)	506,807	17,586

Total Municipal Obligations (Cost $806,169)		209,720

	Principal
Taxable Municipal Obligations - 8.0%	Amount	Value
Anaheim California Redevelopment Agency Tax Allocation Bonds, 5.759%, 2/1/18	$500,000	$503,790
California Statewide Communities Development Authority Revenue Bonds:
Zero Coupon, 6/1/11	1,470,000	1,365,601
5.01%, 8/1/15	1,000,000	1,024,300
Canyon Texas Regional Water Authority Revenue Bonds, 5.90%, 8/1/16	265,000	260,097
Crawford Ohio GO Bonds, 5.25%, 12/1/25	1,305,000	1,173,547
Detroit Michigan GO Bonds, 5.15%, 4/1/25	1,000,000	545,500
Escondido California Joint Powers Financing
Authority Lease Revenue Bonds, 5.53%, 9/1/18	470,000	448,620
Grant County Washington Public Utility District No. 2 Revenue Bonds,
5.17%, 1/1/15	200,000	211,252
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	305,000	314,937
Illinois State MFH Development Authority Revenue Bonds, 6.537%, 1/1/33	600,000	601,302
Moreno Valley California Public Financing Authority Revenue Bonds,
5.549%, 5/1/27	500,000	436,825
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,310,000	1,295,551
5.263%, 9/1/16	725,000	707,955
5.383%, 9/1/16	2,000,000	2,021,260
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	730,000	649,934
Palm Springs California Community Redevelopment
Agency Tax Allocation Bonds, 6.411%, 9/1/34	750,000	643,822
Pennsylvania State Convention Center Authority Revenue Bonds, 4.97%, 9/1/11	1,000,000	1,034,500
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/19	1,000,000	479,560
Pomona California Public Financing Authority Revenue Bonds, 5.289%, 2/1/17	2,340,000	2,305,181
Roseville California Redevelopment Agency Tax Allocation Bonds, 5.31%, 9/1/13	330,000	347,685
Sacramento City California Financing Authority
Tax Allocation Bonds, 5.015%, 12/1/10	890,000	888,309
San Diego California Redevelopment Agency Tax Allocation Bonds, 5.66%, 9/1/16	1,185,000	1,172,949
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	1,000,000	787,180
Santa Cruz County California Redevelopment Agency
Tax Allocation Bonds, 5.50%, 9/1/20	1,735,000	1,641,084
South Bend County Indiana Economic Development Income
Tax Revenue Bonds, 5.30%, 2/1/17	930,000	962,122
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	1,500,000	1,143,210
Vacaville California Redevelopment Agency
Housing Tax Allocation Bonds, 6.125%, 9/1/20	665,000	598,134
West Contra Costa California Unified School District COPs, 4.86%, 1/1/14	525,000	514,369
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	907,770

Total Taxable Municipal Obligations (Cost $26,573,873)		24,986,346

	Principal
U.S. Government Agencies and Instrumentalities - 1.3%	Amount	Value
AgFirst Farm Credit Bank:
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	$1,000,000	$665,000
7.30%, 10/14/49 (b)(e)	1,750,000	1,287,055
AgriBank FCB, 9.125%, 7/15/19	1,000,000	1,098,952
Private Export Funding Corp., 3.05%, 10/15/14	500,000	496,999
U.S. Department of Housing and Urban Development, 3.44%, 8/1/11	250,000	259,529
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter to 12/31/49 (e)(r)	300,000	182,250

Total U.S. Government Agencies and Instrumentalities (Cost $4,376,735)		3,989,785

U.S. Government Agency Mortgage-Backed Securities - 0.0%
Government National Mortgage Association, 5.50%, 1/16/32	1,006,087	68,390

Total U.S. Government Agency Mortgage-Backed Securities (Cost $35,689)		68,390

Certificates of Deposit - 0.3%
Deutsche Bank, 0.854%, 6/18/10 (r)	1,000,000	997,152

Total Certificates of Deposit (Cost $1,000,000)		997,152

Time Deposit - 4.2%
State Street Corp. Time Deposit, 0.00%, 1/4/10	13,028,047	13,028,047

Total Time Deposit (Cost $13,028,047)		13,028,047

U.S. Treasury - 5.2%
United States Treasury Bonds:
3.50%, 2/15/39	265,000	217,259
4.50%, 8/15/39	710,000	694,580
4.375%, 11/15/39	2,575,000	2,467,172
United States Treasury Notes:
2.375%, 8/31/14	1,220,000	1,211,231
3.00%, 8/31/16	1,100,000	1,082,297
3.375%, 11/15/19	11,125,000	10,709,550

Total U.S. Treasury (Cost $16,669,441)		16,382,089

TOTAL INVESTMENTS (Cost $320,447,967) - 99.3%		310,432,013
Other assets and liabilities, net - 0.7%		2,295,940
Net Assets - 100%		$312,727,953

Net Assets Consist of:
Paid-in capital applicable to 203,934,346 shares of common stock outstanding;
$0.01 value, 1,000,000,000 shares authorized		$369,778,714
Undistributed net investment income		632,973
Accumulated net realized gain (loss) on investments		(47,971,919)
Net unrealized appreciation (depreciation) on investments		(9,711,815)
Net Assets		$312,727,953

Net Asset Value per Share		$1.533
Futures	# Of Contracts	Expiration Date	Underlying Face Amount At Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	49	3/10	$5,657,203	($10,527)
30 Year U.S. Treasury Bonds	29	3/10	3,345,875	(93,089)
Total Purchased				($103,616)
Sold:
2 Year U.S. Treasury Notes	302	3/10	$65,312,219	$282,969
5 Year U.S. Treasury Notes	59	3/10	6,748,586	124,786
Total Sold				$407,755

(b) This security was valued by the Board of Directors. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Maryland State Economic Development Corp. Revenue Bonds Series B and C were issued in exchange for 750,000 par Maryland State Economic Development Corp. Revenue Bonds due 10/1/19 that were previously held by the Portfolio. Series B is not accruing interest.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the "Banks") on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

(z) Orkney Re II plc is in default and no longer accruing interest. During the year, $12,192 of interest was written off.

(cc) Glitnir Banki HF Bonds due 1/21/11 are in default. During the year, $7,169 of interest was written off.

(ff) Glitnir Banki HF Bonds due 6/15/16 are in default. During the year, $26,493 of interest was written off.

(hh) Kaupthing Bank HF is in default. During the year, $1,398 of interest was written off.

(oo) Glitnir Banki HF Bonds due 10/15/08 are in default for principal and interest. During the year, $7,049 of interest was written off.

(qq) Royal Bank of Scotland Group plc Bonds due 3/29/49 are in default and no longer accruing interest. During the year, $10,505 of interest was written off.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
FCB: Farm Credit Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment income:
Interest income	$5,501,368
Dividend income	3,019,396
Total investment income	8,520,764
Expenses:
Investment advisory fee	1,200,484
Administrative fees	776,783
Transfer agent fees and expenses	315,902
Directors' fees and expenses	35,607
Custodian fees	69,434
Accounting fees	43,169
Reports to shareholders	71,728
Professional fees	37,892
Miscellaneous	17,638
Total expenses	2,568,637
Fees paid indirectly	(145)
Net expenses	2,568,492
Net Investment Income	5,952,272
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(12,980,308)
Futures	(1,282,282)
(14,262,590)

Change in unrealized appreciation (depreciation) on:
Investments	71,065,687
Futures	2,010,277
73,075,964
Net Realized And Unrealized Gain (Loss)	58,813,374
Increase (Decrease) in Net Assets
Resulting From Operations	$64,765,646

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$5,952,272	$9,247,385
Net realized gain (loss)	(14,262,590)	(32,773,583)
Change in unrealized appreciation (depreciation)	73,075,964	(105,675,764)
Increase (Decrease) In Net Assets
Resulting From Operations	64,765,646	(129,201,962)

Distributions to shareholders from:
Net investment income	(6,168,390)	(8,960,137)
Net realized gain	--	(5,005,717)
Total distributions	(6,168,390)	(13,965,854)

Capital share transactions:
Shares sold	13,786,330	14,375,777
Reinvestment of distributions	6,165,980	13,965,855
Shares redeemed	(33,737,174)	(63,521,743)
Total capital share transactions	(13,784,864)	(35,180,111)

Total Increase (Decrease) in Net Assets	44,812,392	(178,347,927)

Net Assets
Beginning of year	267,915,561	446,263,488
End of year (including undistributed net investment
income of $632,973 and $867,236, respectively)	$312,727,953	$267,915,561

Capital Share Activity
Shares sold	10,062,935	8,623,298
Reinvestment of distributions	3,996,099	11,299,264
Shares redeemed	(25,000,833)	(37,729,105)
Total capital share activity	(10,941,799)	(17,806,543)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, securities valued at $11,466,741, or 3.7% of net assets, were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$190,530,392	--	$1,407,500	$191,937,892
Asset backed securities	--	$1,692,500	208,515	1,901,015
Collateralized mortgage-backed obligations	--	3,001,670	--	3,001,670
Commercial mortgage-backed securities	--	3,557,987	1,226,250	4,784,237
Corporate debt	--	41,808,249	7,337,421	49,145,670
Municipal obligations	--	25,196,066	--	25,196,066
U.S. government obligations	--	19,153,209	1,287,055	20,440,264
Other debt obligations	--	14,025,199	--	14,025,199

TOTAL	$190,530,392	$108,434,880	$11,466,741	$310,432,013

Other financial instruments**	$304,139	--	--	$304,139

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Equity	Corporate
	Securities	Debt
Balance as of 12/31/08	$1,100,780	$14,321,202
Accrued discounts/premiums	--	234,178
Realized gain (loss)	(1,709,366)	(2,091,235)
Change in unrealized appreciation (depreciation)	2,306,720	5,544,939
Net purchases (sales)	(290,634)	(5,258,566)
Transfers in and/ or out of Level 3	--	(5,413,097)
Balance as of 12/31/09	$1,407,500	$7,337,421

		Commercial
	Asset	Mortgage-
	Backed	Backed
	Securities	Securities
Balance as of 12/31/08	--	--
Accrued discounts/premiums	($18)	--
Realized gain (loss)	(52)	--
Change in unrealized appreciation (depreciation)	597	--
Net purchases (sales)	207,988	--
Transfers in and/ or out of Level 3	--	$1,226,250
Balance as of 12/31/09	$208,515	$1,226,250

	U.S.
	Government
	Obligations	Total
Balance as of 12/31/08	$1,461,792	$16,883,774
Accrued discounts/premiums	--	234,160
Realized gain (loss)	--	(3,800,653)
Change in unrealized appreciation (depreciation)	(174,737)	7,677,519
Net purchases (sales)	--	(5,341,212)
Transfers in and/ or out of Level 3	--	(4,186,847)
Balance as of 12/31/09	$1,287,055	$11,466,741

For the year ended December 31, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $8,683,560. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 18.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement, $112,393 was payable at year end. In addition, $56,111 was payable at year end for operating expenses paid by the Advisor during December 2009.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement, $72,725 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $36,042 for the year ended December 31, 2009. Under the terms of the agreement, $3,681 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $142,836,283 and $177,828,379, respectively. U.S. Government security purchases and sales were $92,345,385 and $ 75,824,749, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-16	$35,133,437
31-Dec-17	12,011,647

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
	2009	2008
Distributions paid from:
Ordinary income	$6,168,390	$8,960,137
Long term capital gain	--	5,005,717
Total	$6,168,390	$13,965,854

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$23,622,699
Unrealized (depreciation)	(34,161,349)
Net unrealized appreciation/(depreciation)	($10,538,650)
Undistributed ordinary income	$746,960
Capital loss carryforward	($47,145,084)
Federal income tax cost of investments	$320,970,663

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts, interest defaults and wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities.
Undistributed net investment income	($18,145)
Accumulated net realized gain (loss)	18,145

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$36,356	1.12%	$1,567,929	December 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements presented.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 45.6% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$1.247	$1.918	$2.030
Income from investment operations
Net investment income	.030	.046	.051
Net realized and unrealized gain (loss)	.287	(.648)	.005
Total from investment operations	.317	(.602)	.056
Distributions from
Net investment income	(.031)	(.044)	(.051)
Net realized gain	--	(.025)	(.117)
Total distributions	(.031)	(.069)	(.168)
Total increase (decrease) in net asset value	.286	(.671)	(.112)
Net asset value, ending	$1.533	$1.247	$1.918

Total return*	25.39%	(31.38%)	2.76%
Ratios to average net assets: A
Net investment income	2.11%	2.50%	2.35%
Total expenses	.91%	.92%	.90%
Expenses before offsets	.91%	.92%	.90%
Net expenses	.91%	.92%	.90%
Portfolio turnover	89%	107%	157%
Net assets, ending (in thousands)	$312,728	$267,916	$446,263

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$1.943	$1.872
Income from investment operations
Net investment income	.049	.034
Net realized and unrealized gain (loss)	.122	.072
Total from investment operations	.171	.106
Distributions from
Net investment income	(.048)	(.035)
Net realized gain	(.036)	--
Total distributions	(.084)	(.035)
Total increase (decrease) in net asset value	.087	.071
Net asset value, ending	$2.030	$1.943

Total return*	8.77%	5.65%
Ratios to average net assets: A
Net investment income	2.33%	1.78%
Total expenses	.91%	.92%
Expenses before offsets	.91%	.92%
Net expenses	.90%	.92%
Portfolio turnover	132%	172%
Net assets, ending (in thousands)	$478,705	$482,956

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor's effectiveness in monitoring the performance of the Portfolio's Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed at the median of its peer group for the one-year period ended June 30, 2009, and performed below the median of its peer group for the three- and five-year periods ended June 30, 2009. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2009. The Board noted that the Subadvisor had assumed management of the entire equity sleeve of the Portfolio in June 2008 following the termination of a subadvisor that had been responsible for managing a portion of the Portfolio's equity sleeve. The Board took into account management's discussion of the Portfolio's performance and management's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee above a certain asset level. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Portfolio's Subadvisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under its Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under its Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement is paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board considered the subadvisory fee paid to the Subadvisor by the Advisor in comparison to fees paid by similar institutional clients. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee and the subadvisory fee was negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Advisor and Subadvisor are each likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert Variable Series, Inc.

Calvert Social Equity
Portfolio

Annual Report

December 31, 2009

Calvert Investments
A UNIFI Company

1	Portfolio Management Discussion
4	Shareholder Expense Example
5	Report of Independent Registered Public Accounting Firm
6	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
17	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting
21	Availability of Quarterly Portfolio Holdings
21	Basis for Board's Approval of Investment Advisory Contracts
25	Director and Officer Information Table

Calvert Variable Series, Inc.
Calvert Social Equity Portfolio

Managed by Atlanta Capital Management Company, Inc.

Performance

For the 12 months ended December 31, 2009, CVS Calvert Social Equity Portfolio returned 34.26% compared with 26.46% for the Standard and Poor's (S&P) 500 Index. Sector and stock selection to gradually reposition the Portfolio for a market recovery early in the period was the key to the outperformance.

Calvert Social Equity Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
4/30/2002
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
CVS Calvert Social Equity Portfolio - $12,331
S&P 500 Index - $12,049

Average Annual Total Return
(period ended 12.31.09)
One year	34.26%
Five year	1.76%
Since inception (4.30.02)	2.77%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

From an economic and stock market perspective, 2009 ended in a far different market environment than it began. Early in the year, the economy was in a free-fall and policymakers were struggling to reach a consensus about how to arrest the decline. By February, comparisons to the Great Depression were pervasive and there were fears that many banks would be nationalized. The pessimism peaked in late February to early March.

Amid all the gloom, there were bits of corporate and economic news that were not as bad as expected. These were the seeds of a recovery. As is usually the case, the stock market anticipated this and a sharp market recovery began in early March.

The months since March have delivered a sufficiently steady stream of improvement in the economy and corporate earnings to fuel a strong recovery in stock prices. The economy is far from robust but few now doubt the durability of the economic rebound. Despite the well-known challenges and headwinds ahead, we expect continued improvement in both the economy and the stock market in 2010.

The bright line drawn on March 9, 2009 created two very distinct investment climates this year. In the nine weeks leading up to that date, success in beating the averages depended on whether a portfolio was defensively positioned--or at least exposed to companies with strong balance sheets, large cash balances, and high profit margins. Sectors such as Health Care, Consumer Staples, and Information Technology did well. After March 9, the strongest performers were those stocks that had marched up to the precipice and lived to walk away. As a result, Financials was the strongest-performing sector in the two to three months after the low.

For the year as a whole, nine of the 10 economic sectors in the S&P 500 Index managed to turn in a double-digit total return. The typically defensive Telecommunication Services and Utilities sectors were the laggards, returning 8.9% and 11.9% respectively for 2009. Technology was the stand-out leader, rising more than 60% for the year. It is notable that only three of the ten sectors (Technology, Materials, and Consumer Discretionary) beat the overall S&P 500 Index. We think that reflects the market's uncertainty about how the recovery will play out.
Economic Sectors	% of Total Investments
Consumer Discretionary	12.2%
Consumer Staples	10.0%
Energy	8.0%
Financials	11.1%
Health Care	19.2%
Industrials	6.4%
Information Technology	26.8%
Materials	4.6%
Utilities	1.7%
Total	100%

Portfolio Strategy

From a high-level perspective, the most important thing we did in 2009 was look across the abyss last winter when most investors were running for cover. Over a period of several months, we gradually shifted the Portfolio from a defensive positioning to an offensive one. This included reducing the allocation to Consumer Staples and increasing it to Consumer Discretionary. These changes were rewarded when the market shifted direction in March. The panic selling in late 2008 and early 2009 also left many high-quality, well-positioned, strong secular growth stocks languishing at prices we may never see again. Therefore, we took advantage of several of those opportunities.

This was a year of gaudy returns. Fortunately, we had our share of those in the Portfolio, with four stocks that returned 100% or more--Apple, FMC Technologies, Google, and Goldman Sachs.1 Since we held sufficiently large positions in each, these stocks contributed significantly to performance.

We did have some holdings that disappointed us in 2009. Most notably, our three bank stocks--Wells Fargo, SunTrust, and Zion's Bancorp--lagged, especially in the fourth quarter. After a strong surge in the early part of the recovery, this group has fallen out of favor once again. We continue to find them significantly undervalued and have high hopes for 2010. Our two biotechnology holdings, Gilead and Genzyme, have also not done as well as we'd hoped. Genzyme has had manufacturing issues, while Gilead has mostly suffered from investor apathy. Much like the banks, we expect much better returns in 2010.

Overall, we were pleased with the portfolio's performance. The biggest contributions came from an underweight to the lagging Energy sector, and the top-performing Information Technology sector was our biggest overweight. Stock selection within each of those added to performance as well. We also had positive net contributions in most other sectors. Only our Health Care holdings and weighting detracted from performance. While several holdings offset the negative impact of Gilead and Genzyme, not owning the targets of two large pharmaceutical mergers was too high a hurdle to surmount.

Outlook

A sense of optimism about the future is much easier to muster in January 2010 than it was a year ago. While the economy is hardly robust, early evidence of recovery is widespread and the stock market has registered a gain far above the long-term average.

We believe that further gains are ahead this year. The economy will likely continue to gradually improve as the year wears on. If the consensus modest recovery does not occur, we expect surprises to the upside to be more likely than surprises to the downside. Despite the markets' strong move off the lows of last March, valuations are still quite reasonable. Improvements in the U.S. and global economy should drive strong earnings growth, and that will push the stock market higher. The biggest risks to our forecasts come from Washington, as policy mistakes--either fiscal or monetary--have the potential to trip up further stock market advances.

Mistakes are not our base case, however. Instead, we expect moderate gains. It's likely that the pace of the stock market's advance will slow. The easy money was made as we stepped back from the brink. From here, the market is likely to reward predictable and steady earnings growth. That probably means growth over value, large-cap stocks over small-cap, and an advantage for the high-quality, sustainable and responsible companies that dominate the portfolio. Whatever environment we confront, we will continue to work diligently in seeking the best combination of growth prospects and attractive valuation in the year ahead.

Sincerely,

/s/Richard England

Richard England
Managing Director, Equities
Atlanta Capital Management Company, L.L.C.
January 2010

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of December 31, 2009, the following companies represented the following percentages of Portfolio net assets: Apple 4.69%, FMC Technologies 1.90%, Google 4.50%, Goldman Sachs 1.78%, Wells Fargo 1.90%, SunTrust 1.52%, Zion's Bancorp 0.59%, Gilead 2.38% and Genzyme 1.49%. All holdings are subject to change without notice.

Calvert Social Equity Portfolio of Calvert Variable Series, Inc. should not be confused with Calvert Social Investment Fund Equity Portfolio. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,217.60	$6.04
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.76	$5.50

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Equity Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social Equity Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Equity Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009
Equity Securities - 100.7%	Shares	Value
Air Freight & Logistics - 2.2%
C.H. Robinson Worldwide, Inc.	1,900	$111,587
United Parcel Service, Inc., Class B	1,300	74,581
		186,168

Beverages - 1.5%
PepsiCo, Inc.	2,100	127,680

Biotechnology - 3.9%
Genzyme Corp.*	2,600	127,426
Gilead Sciences, Inc.*	4,700	203,416
		330,842

Capital Markets - 4.8%
Franklin Resources, Inc.	1,400	147,490
Goldman Sachs Group, Inc.	900	151,956
Northern Trust Corp.	2,000	104,800
		404,246

Chemicals - 4.6%
Air Products & Chemicals, Inc.	2,600	210,756
Ecolab, Inc.	4,100	182,778
		393,534

Commercial Banks - 4.0%
SunTrust Banks, Inc.	6,400	129,856
Wells Fargo & Co.	6,000	161,940
Zions Bancorporation	3,950	50,679
		342,475

Communications Equipment - 8.3%
Cisco Systems, Inc.*	12,800	306,432
QUALCOMM, Inc.	8,700	402,462
		708,894

Computers & Peripherals - 9.4%
Apple, Inc.*	1,900	400,634
Hewlett-Packard Co.	7,700	396,627
		797,261

Electrical Equipment - 0.9%
Emerson Electric Co.	1,800	76,680

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - 5.6%
Cameron International Corp.*	2,900	$121,220
FMC Technologies, Inc.*	2,800	161,952
Noble Corp.	3,500	142,450
Smith International, Inc.	2,000	54,340
		479,962

Food & Staples Retailing - 5.0%
Costco Wholesale Corp.	1,900	112,423
CVS Caremark Corp.	9,600	309,216
		421,639

Gas Utilities - 1.8%
Questar Corp.	3,600	149,652

Health Care Equipment & Supplies - 8.7%
DENTSPLY International, Inc.	4,300	151,231
St. Jude Medical, Inc.*	4,100	150,798
Stryker Corp.	5,900	297,183
Varian Medical Systems, Inc.*	3,000	140,550
		739,762

Health Care Providers & Services - 2.1%
Laboratory Corp. of America Holdings*	2,400	179,616

Household Products - 3.6%
Procter & Gamble Co.	5,000	303,150

Insurance - 2.4%
Aflac, Inc.	4,400	203,500

Internet & Catalog Retail - 2.0%
Amazon.com, Inc.*	500	67,260
NetFlix, Inc.*	1,800	99,252
		166,512

Internet Software & Services - 4.5%
Google, Inc.*	620	384,388

Machinery - 2.8%
Danaher Corp.	2,200	165,440
Deere & Co.	1,300	70,317
		235,757

Media - 2.3%
Omnicom Group, Inc.	4,900	191,835

Multiline Retail - 4.5%
Kohl's Corp.*	1,700	91,681
Target Corp.	6,000	290,220
		381,901
Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 2.4%
EOG Resources, Inc.	1,000	$97,300
Suncor Energy, Inc.	3,000	105,930
		203,230

Pharmaceuticals - 4.6%
Allergan, Inc.	1,700	107,117
Novartis AG (ADR)	5,200	283,036
		390,153

Semiconductors & Semiconductor Equipment - 2.0%
Intel Corp.	5,400	110,160
Linear Technology Corp.	2,100	64,134
		174,294

Software - 2.6%
Microsoft Corp.	7,350	224,101

Specialty Retail - 3.6%
GameStop Corp.*	7,900	173,326
Lowe's Co.'s, Inc.	5,700	133,323
		306,649

Trading Companies & Distributors - 0.6%
Fastenal Co.	1,200	49,968

Total Equity Securities (Cost $7,934,916)		8,553,849

TOTAL INVESTMENTS (Cost $7,934,916) - 100.7%		8,553,849
Other assets and liabilities, net - (0.7%)		(59,764)
Net Assets - 100%		$8,494,085

Net Assets Consist of:
Paid-in capital applicable to 514,521 shares of
common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$8,757,566
Undistributed net investment income		5,155
Accumulated net realized gain (loss) on investments		(887,569)
Net unrealized appreciation (depreciation) on investments		618,933

Net Assets		$8,494,085

Net Asset Value per Share		$16.51

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipt

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,792 )	$105,732
Interest income	7
Total investment income	105,739

Expenses:
Investment advisory fee	38,122
Transfer agent fees and expenses	10,171
Directors' fees and expenses	999
Administrative fees	15,249
Accounting fees	1,195
Custodian fees	5,805
Reports to shareholders	2,505
Professional fees	19,894
Miscellaneous	1,976
Total expenses	95,916
Reimbursement from Advisor	(13,557)
Fees paid indirectly	(16)
Net expenses	82,343

Net Investment Income	23,396

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(562,044)
Changes in unrealized appreciation (depreciation)	2,820,569

Net Realized and Unrealized Gain
(Loss) on Investments	2,258,525

Increase (Decrease) in Net Assets
Resulting From Operations	$2,281,921

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$23,396	$12,438
Net realized gain (loss)	(562,044)	438,534
Change in unrealized appreciation (depreciation)	2,820,569	(4,482,398)

Increase (Decrease) in Net Assets
Resulting from Operations	2,281,921	(4,031,426)

Distributions to shareholders from:
Net investment income	(30,679)	--
Net realized gain	(404,598)	(70,637)
Total distributions	(435,277)	(70,637)

Capital share transactions:
Shares sold	4,701,349	3,627,686
Reinvestment of distributions	435,277	70,637
Shares redeemed	(5,416,017)	(3,477,749)
Total capital share transactions	(279,391)	220,574

Total Increase (Decrease) in Net Assets	1,567,253	(3,881,489)

Net Assets
Beginning of year	6,926,832	10,808,321
End of year (including undistributed net investment
income of $5,155 and $12,438, respectively)	$8,494,085	$6,926,832

Capital Share Activity
Shares sold	384,457	195,144
Reinvestment of distributions	26,112	5,540
Shares redeemed	(431,107)	(195,956)
Total capital share activity	(20,538)	4,728

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities*	$8,553,849	--	--	$8,553,849
TOTAL	$8,553,849	--	--	8,553,849

* For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio's average daily net assets. Under the terms of the agreement, $3,660 was payable at year end. In addition, $5,458 was payable at year end for operating expenses paid by the Advisor during December 2009.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2010. The contractual expense cap is 1.08%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Portfolio for expenses of $939 for the year ended December 31, 2009.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $1,464 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $3,121,322 and $3,616,929, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-10	$16,680
31-Dec-11	242,391
31-Dec-12	2,240
31-Dec-17	597,006

Capital losses may be utilized to offset future capital gains until expiration.

The Portfolio's use of net capital loss carryforwards acquired from Ohio National Fund, Inc., Social Awareness Portfolio may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$30,679	--
Long-term capital gain	404,598	$70,637
Total	$435,277	$70,637

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$967,625
Unrealized (depreciation)	(377,944)
Net unrealized appreciation/(depreciation)	$589,681

Undistributed ordinary income	$5,155
Capital loss carryforward	($858,317)
Federal income tax cost of investments	$7,964,168

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and capital loss carryovers subject to limitations under Internal Revenue Code section 382.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had an outstanding loan balance of $46,728 at an interest rate of 1.42% at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$8,670	0.83%	$1,047,000	February 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events on transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates $404,598 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$12.95	$20.38	$19.48
Income from investment operations
Net investment income (loss)	.05	.02	(.01)
Net realized and unrealized gain (loss)	4.39	(7.32)	1.96
Total from investment operations	4.44	(7.30)	1.95
Distributions from
Net investment income	(.06)	--	--
Net realized gain	(.82)	(.13)	(1.05)
Total distributions	(.88)	(.13)	(1.05)
Total increase (decrease) in net asset value	3.56	(7.43)	.90
Net asset value, ending	$16.51	$12.95	$20.38

Total return*	34.26%	(35.79%)	9.99%
Ratios to average net assets: A
Net investment income (loss)	.31%	.13%	(.03%)
Total expenses	1.26%	1.19%	1.11%
Expenses before offsets	1.08%	1.12%	1.10%
Net expenses	1.08%	1.08%	1.05%
Portfolio turnover	42%	69%	41%
Net assets, ending (in thousands)	$8,494	$6,927	$10,808

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$17.70	$16.94
Income from investment operations
Net investment income (loss)	***	(.01)
Net realized and unrealized gain (loss)	1.78	.78
Total from investment operations	1.78	.77
Distributions from
Net investment income	--	(.01)
Total increase (decrease) in net asset value	1.78	.76
Net asset value, ending	$19.48	$17.70

Total return*	10.06%	4.54%
Ratios to average net assets: A
Net investment income (loss)	(.004%)	(.05%)
Total expenses	1.15%	1.34%
Expenses before offsets	1.14%	1.12%
Net expenses	1.07%	1.08%
Portfolio turnover	42%	34%
Net assets, ending (in thousands)	$9,938	$8,580

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

*** Per share equals (.0007).

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one- and three-year periods ended June 30, 2009, and performed at the median of its peer group for the five-year period ended June 30, 2009. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2009. Based upon its review, the Board concluded that the Portfolio's performance is satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio and the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board considered the subadvisory fee paid to the Subadvisor by the Advisor in comparison to fees paid by similar institutional clients. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee and the subadvisory fee was negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert Variable Series, Inc.

Calvert Income Portfolio

Annual Report

December 31, 2009

Calvert Investments
A UNIFI Company

1	Portfolio Management Discussion
4	Shareholder Expense Example
5	Report of Independent Registered Public Accounting Firm
6	Statement of Net Assets
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Notes to Financial Statements
22	Financial Highlights
24	Explanation of Financial Tables
25	Proxy Voting
26	Availability of Quarterly Portfolio Holdings
27	Basis for Board's Approval of Investment Advisory Contract
29	Director and Officer Information Table

Calvert Variable Series, Inc.
Calvert Income Portfolio

Managed by Calvert Asset Management Company Inc.

Performance

For the one-year period ended December 31, 2009, CVS Calvert Income Portfolio returned 20.86% versus 16.04% for the benchmark Barclays Capital U.S. Credit Index. The Portfolio's allocation to strong-performing corporate securities and its short duration relative to the benchmark drove its outperformance.

Calvert Income Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
4/30/2002
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
CVS Calvert Income Portfolio - $15,504
Barclays Capital US Credit Index - $15,568

Average Annual Total Return
(period ended 12.31.09)
One year	20.86%
Five year	4.07%
Since inception (4.30.02)	5.88%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

In the early months of 2009, the U.S. markets and economy remained in trouble. In the first quarter, the economy contracted at its worst rate in 50 years and there was persistent consumer price deflation. Stocks fell and risk premiums on corporate bonds, which measure the difference in yield between corporate bonds and Treasuries with comparable maturities, reached new highs. Capital markets were effectively open only to government-guaranteed borrowers.

Worried policymakers went to work. In February, Congress passed stimulus legislation that contained programs designed to support credit markets. In March, the Federal Reserve (Fed) announced it would purchase large amounts of government bonds as well as restart the market for loan securitization. The Federal Deposit Insurance Corporation (FDIC) program that guaranteed debt issued by commercial banks kept the bond market open for bank borrowers. In April, the Treasury Department started a program to support municipal bond issuance, Build America Bonds. In early May, the government announced the results of its bank capital stress test results, and Troubled Asset Relief Program (TARP) money continued to flow. The combination of passing panic and unprecedented government support allowed the economy and capital markets to reach a bottom.

The remainder of the year featured the beginning of economic recovery and unclogged debt markets for corporate borrowers and municipalities. Interest rates on corporate and municipal bonds fell, and borrowers accessed the market in large volume. The volume of municipal debt issuance in 2009 was the second-highest of any year on record. There were big rallies in stocks, corporate and municipal bonds, and commodities, which all had performed poorly in 2008. Government bonds, the big winners in 2008, underperformed in 2009, with Treasuries posting losses. The 10-year Treasury note's yield rose 1.58 percentage points to 3.83% at the end of the year.

Money-market rates remained yoked to the federal funds rate at near zero percent. Once the panic passed and the rally gained strength, savers fled money markets into riskier asset classes and helped further fuel the rally. Housing prices showed signs of bottoming as housing inventory levels fell. Household net worth started to recover. The economy grew in the third quarter and is expected to also grow in the fourth quarter, and economists predict that headline consumer price deflation has ended.

Portfolio Strategy

In anticipation of higher Treasury rates, we kept the Portfolio's duration shorter than that of its passive benchmark. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.) Treasury yields did rise over the course of 2009, so the Portfolio's relatively short duration contributed positively to its performance relative to the benchmark.

The Portfolio's relative underweight to corporates (56.3% at the start of the reporting period versus 81.9% of the benchmark) detracted from performance as corporate bonds in general rallied strongly for most of the year. However, many corporate securities held by the Portfolio but not the benchmark rallied even more strongly than the broad corporate market in 2009. For example, a Burlington Northern Railroad trust preferred issue, which represented slightly under 1% of the Portfolio's total assets at the beginning of the year, rallied over $26 in 2009. Our credit research team had decided in 2008 that some holdings (such as the Burlington Northern Railroad security) that had been marked down during the credit crisis were sound and we held on to them. Our allocation to these and other strong-performing out-of-benchmark securities (including asset-backed securities) helped offset the performance drag from our relative underweight to corporate credit.

Active trading around very volatile Treasury interest rate moves also contributed to the Portfolio's return for the year.

Economic Sectors	% of Total Investments
Asset Backed Securities	2.7%
Basic Materials	2.9%
Communications	0.9%
Consumer, Cyclical	1.2%
Consumer, Non-cyclical	4.3%
Energy	4.6%
Financials	28.2%
Government	26.2%
Industrials	5.5%
Mortgage Securities	4.5%
Technology	0.5%
Time Deposit	11.5%
Utilities	7.0%
Total	100%

Outlook

Looking ahead, in 2010 the withdrawal of some of the massive government stimulus will challenge the markets and economy. Severe financial crises can take years to resolve. Banks are weak, lending is tight, and the entire economy is in too much debt. Mindful of history, policymakers will be very careful not to withdraw stimulus too fast and cut the recovery short. That said, in the first half of 2010, the Fed plans to complete the closing of credit market support programs and facilities and to drain some of the swollen monetary base. If the economy continues to recover after these actions, the next step would be an increase in the target federal funds rate.

After the huge rally of 2009, the easy gains have been made in bonds. Careful sector and issue selection as well as anticipation of Fed policy actions will be the keys to successfully navigating the bond market in 2010.

Sincerely,

/s/ Gregory Habeeb

Gregory Habeeb
Senior Vice President and Lead Portfolio Manager
Calvert Asset Management Company
January 2010

As of December 31, 2009, holdings of Burlington Northern Railroad represented 1.58% of the Portfolio's net assets. All holdings are subject to change without notice.

Calvert Income Portfolio of Calvert Variable Series, Inc. should not be confused with Calvert Income Fund, a series of The Calvert Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,114.70	$4.32
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.12	$4.13

* Expenses are equal to the Fund's annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Income Portfolio:

We have audited the accompanying statement of net assets of the Calvert Income Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009
	Principal
Asset-Backed Securities - 2.7%	Amount	Value
AmeriCredit Automobile Receivables Trust, 4.63%, 6/6/12	$192,253	$192,842
Capital One Auto Finance Trust, 5.03%, 4/15/12	284,154	286,208
Captec Franchise Trust, 8.155%, 6/15/13 (e)	173,853	150,511
Centex Home Equity, 7.86%, 7/25/32 (r)	40,179	4,827
Countrywide Asset-Backed Certificates, 0.681%, 11/25/34 (r)	74,461	54,851
DB Master Finance LLC, 5.779%, 6/20/31 (e)	250,000	241,037
Enterprise Mortgage Acceptance Co. LLC, 7.043%, 1/15/27 (e)(r)	370,585	185,293
GE Capital Credit Card Master Note Trust, 0.273%, 3/15/13 (r)	500,000	499,546
Household Automotive Trust, 5.43%, 6/17/11	24,506	24,617

Total Asset-Backed Securities (Cost $1,707,365)		1,639,732

Collateralized Mortgage-Backed Obligations (Privately Originated) - 2.9%
Banc of America Mortgage Securities, Inc.:
4.798%, 8/25/19 (r)	220,833	66,720
4.581%, 7/20/32 (r)	47,589	42,014
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	34,325	33,812
Countrywide Home Loan Mortgage Pass Through Trust, 0.571%, 6/25/35 (e)(r)	217,524	134,742
Impac CMB Trust:
0.541%, 4/25/35 (r)	97,669	34,629
0.771%, 5/25/35 (r)	225,642	150,738
0.551%, 8/25/35 (r)	80,511	41,506
Residential Asset Securitization Trust, 6.25%, 11/25/36	89,745	57,939
Salomon Brothers Mortgage Securities VII, Inc., 3.689%, 9/25/33 (r)	84,228	34,380
Structured Asset Securities Corp., 5.50%, 6/25/35	1,250,000	858,450
WaMu Mortgage Pass Through Certificates, 4.825%, 10/25/35 (r)	400,000	310,202

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $1,696,430)		1,765,132

Commercial Mortgage-Backed Securities - 1.5%
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	250,000	254,142
5.245%, 11/15/36 (e)	400,000	412,023
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (b)(e)	350,000	286,125

Total Commercial Mortgage-Backed Securities (Cost $996,091)		952,290

Corporate Bonds - 53.7%
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	96,336	-
American National Red Cross, 5.422%, 11/15/13	335,000	333,389
APL Ltd., 8.00%, 1/15/24	300,000	276,000
ArcelorMittal, 5.375%, 6/1/13	500,000	524,462
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	544,036
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	200,000	160,782
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	650,000	6,500
AXA SA, 3.983%, 6/8/49 (b)	450,000	262,688

	Principal
Corporate Bonds - Cont'd	Amount	Value
BAC Capital Trust XV, 1.056%, 6/1/56 (r)	$700,000	$443,904
BAE Systems Asset Trust, 6.664%, 9/15/13 (b)(e)	682,699	719,947
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	574,059	510,947
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (b)(r)	1,000,000	965,000
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate thereafter to 12/31/49 (e)(r)	400,000	283,500
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter to 12/31/49 (e)(r)	300,000	207,375
Calpine Corp. Escrow, 9.875%, 12/1/11 (b)*	125,000	-
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	300,000	300,801
Capital One Bank, 8.80%, 7/15/19	300,000	356,590
Capital One Capital V, 10.25%, 8/15/39	200,000	233,082
Capital One Capital VI, 8.875%, 5/15/40	200,000	212,985
Cargill, Inc., 1.533%, 1/21/11 (e)(r)	400,000	399,466
Chase Capital VI, 0.906%, 8/1/28 (r)	500,000	347,541
Chesapeake Energy Corp., 7.625%, 7/15/13	500,000	523,750
Citibank, 0.284%, 7/12/11 (r)	300,000	300,196
Citigroup Funding, Inc., 0.611%, 4/30/12 (r)	300,000	302,756
Citigroup, Inc., 6.01%, 1/15/15	500,000	513,623
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter to 5/29/49 (e)(r)	1,000,000	800,000
Credit Suisse USA, Inc., 0.473%, 8/16/11 (r)	300,000	299,326
CVS Pass-Through Trust, 7.507%, 1/10/32 (e)	500,000	523,745
Deutsche Bank Capital Trust, 2.083%, 12/29/49 (b)(r)	200,000	140,000
Dexia Credit Local, 0.899%, 9/23/11 (e)(r)	300,000	302,540
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	100,000	99,703
Discover Financial Services, 0.784%, 6/11/10 (r)	600,000	594,775
Dominion Resources, Inc.:
1.303%, 6/17/10 (r)	300,000	301,123
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	400,000	353,840
Enterprise Products Operating LP, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	1,000,000	917,500
Fleet Capital Trust V, 1.254%, 12/18/28 (r)	300,000	204,164
FMG Finance Proprietary Ltd., 4.256%, 9/1/11 (b)(e)(r)	1,000,000	985,000
Ford Motor Credit Co. LLC:
1.854%, 1/15/10 (r)	200,000	199,995
5.504%, 6/15/11 (r)	200,000	197,040
3.034%, 1/13/12 (r)	350,000	325,500
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	250,000	190,470
FPL Group Capital, Inc., 0.675%, 11/9/12 (r)	500,000	502,156
General Motors Corp.:
7.40%, 9/1/25 (mm)	200,000	52,000
8.375%, 7/15/33 (nn)	500,000	135,000
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)(oo)*	400,000	90,000
3.046%, 4/20/10 (b)(e)(r)(y)(aa)*	600,000	135,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)(ff)*	100,000	1,000
Great River Energy, 5.829%, 7/1/17 (e)	416,349	454,189
Greif, Inc., 6.75%, 2/1/17	200,000	196,000
HJ Heinz Finance Co., 7.125%, 8/1/39 (e)	305,000	339,634
Howard Hughes Medical Institute, 3.45%, 9/1/14	200,000	202,710
HRPT Properties Trust, 0.854%, 3/16/11 (r)	450,000	424,692
ION Media Networks, Inc., 11.00%, 7/31/13 (w)*	167,909	17
Irwin Land LLC, 5.03%, 12/15/25 (e)	150,000	126,948
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	27,324	150
John Deere Capital Corp., 0.984%, 1/18/11 (r)	500,000	503,043

	Principal
Corporate Bonds - Cont'd	Amount	Value
JPMorgan Chase Capital XXIII, 1.273%, 5/15/47 (r)	$600,000	$414,192
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/14	50,000	48,750
Kaupthing Bank HF, 5.75%, 10/4/11 (e)(y)(hh)*	600,000	148,500
Kern River Funding Corp., 6.676%, 7/31/16 (e)	42,709	45,809
Koninklijke Philips Electronics NV, 1.405%, 3/11/11 (r)	200,000	200,332
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	700,000	616,000
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	200,000	175,142
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	420
8.30%, 12/1/37 (e)(m)*	100,000	1,000
Massachusetts Institute of Technology, 7.25%, 11/2/96	150,000	165,316
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	300,000	220,536
Merrill Lynch & Co., Inc., 0.744%, 1/15/15 (r)	400,000	366,659
National Fuel Gas Co., 6.50%, 4/15/18	100,000	104,318
National Semiconductor Corp., 6.15%, 6/15/12	300,000	312,179
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	400,000	415,494
6.59%, 7/7/38	70,000	70,977
New York University, 5.236%, 7/1/32	300,000	290,934
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	600,000	569,076
6.00%, 10/1/51 (b)(e)	200,000	158,718
OPTI Canada, Inc., 8.25%, 12/15/14	200,000	166,000
Orkney Re II plc, 6.096%, 12/21/35 (b)(e)(r)(z)*	250,000	-
Pacific Pilot Funding Ltd., 1.034%, 10/20/16 (e)(r)	95,114	73,140
Pepco Holdings, Inc.:
0.881%, 6/1/10 (r)	160,000	158,920
6.45%, 8/15/12	500,000	537,322
Pioneer Natural Resources Co.:
5.875%, 7/15/16	250,000	240,089
6.65%, 3/15/17 (b)	200,000	197,500
7.50%, 1/15/20	200,000	200,500
Prime Property Fund, Inc., 5.50%, 1/15/14 (e)	150,000	122,876
Puget Sound Energy, Inc., 7.02%, 12/1/27 (b)	377,000	402,500
Rabobank Nederland NV, 11.00% to 6/30/19, floating rate thereafter to 6/29/49 (e)(r)	200,000	248,452
Reed Elsevier Capital, Inc., 0.584%, 6/15/10 (r)	300,000	299,629
Rochester Gas & Electric Corp., 6.375%, 9/1/33	475,000	479,885
Roper Industries, Inc., 6.625%, 8/15/13	100,000	109,141
Royal Bank of Scotland Group plc:
6.40%, 10/21/19	250,000	247,593
7.64% to 9/29/17, floating rate thereafter to 3/29/49 (r)(qq)	450,000	237,375
Skyway Concession Co. LLC, 0.563%, 6/30/17 (b)(e)(r)	150,000	127,271
Southern Co., 0.683%, 10/21/11 (r)	400,000	400,510
SouthTrust Bank, 6.565%, 12/15/27	899,000	934,271
SunTrust Bank:
0.377%, 5/21/12 (r)	300,000	286,907
0.552%, 8/24/15 (r)	250,000	209,970
Thomson Reuters Corp., 6.20%, 1/5/12	200,000	215,202
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	219,620	2,196
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	57,920

	Principal
Corporate Bonds - Cont'd	Amount	Value
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/34 (b)(e)	$975,000	$100,913
2/15/43 (b)(e)	2,500,000	498,825
2/15/45 (b)(e)	7,625,962	1,040,562
UnitedHealth Group, Inc., 0.433%, 6/21/10 (r)	250,000	249,605
Vessel Management Services, Inc., 5.85%, 5/1/27	200,000	213,606
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate thereafter to 3/29/49 (r)	600,000	456,000
Wells Fargo Bank Bonds, 6.584%, 9/1/27 (e)	250,000	248,785
Westpac Banking Corp., 0.582%, 10/21/11 (e)(r)	400,000	400,005
Williams Co.'s, Inc., 2.29%, 10/1/10 (e)(r)	300,000	298,658
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	397,725	365,241
Yara International ASA, 7.875%, 6/11/19 (e)	200,000	228,512

Total Corporate Bonds (Cost $34,658,730)		32,706,813

Taxable Municipal Obligations - 12.8%
Adams-Friendship Area Wisconsin School District GO Bonds, 5.21%, 3/1/13	140,000	151,238
Aspen Colorado Public Facilities Authorities COPs, 5.30%, 9/1/11	135,000	141,799
Escondido California Joint Powers Financing Authority Lease Revenue Bonds, 5.53%, 9/1/18	285,000	272,035
Ewing Township New Jersey School District GO Bonds, 4.80%, 5/1/16	940,000	978,220
Jackson & Williamson Counties Illinois Community High School District GO, Zero Coupon:
12/1/25	180,000	55,759
12/1/26	180,000	51,718
6/15/27	180,000	49,619
Kern County California PO Revenue, Zero Coupon:
8/15/19	170,000	83,089
8/15/20	365,000	177,306
Linden New Jersey GO Bonds, 5.63%, 4/1/21	285,000	250,515
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	250,000	218,413
New Jersey State Economic Development Authority State Pension Funding Revenue
Bonds, Zero Coupon, 2/15/21	360,000	175,615
New York City IDA Revenue Bonds, 6.027%, 1/1/46 (b)	200,000	150,838
Oakland California Redevelopment Agency Tax Allocation Bonds, 5.411%, 9/1/21	200,000	169,994
Oconto Falls Wisconsin Public School District GO Bonds, 5.70%, 3/1/16	495,000	537,624
Orange County California PO Revenue Bonds, Zero Coupon, 9/1/16	236,000	161,832
Oregon State Local Governments GO Bonds, Zero Coupon, 6/1/18	500,000	288,630
Oregon State School Boards Association GO Bonds, Zero Coupon, 6/30/16	275,000	200,646
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	110,000	119,117
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/20	380,000	166,550
Redlands California PO Revenue, Zero Coupon:
8/1/22	175,000	67,237
8/1/23	185,000	63,967
8/1/24	200,000	62,544
8/1/25	215,000	61,991
8/1/26	230,000	61,134
Sacramento City California Financing Authority Tax Allocation Bonds, 5.015%, 12/1/10	200,000	199,620
San Bernardino California Joint Powers Financing Authority Tax Allocation Bonds,
5.625%, 5/1/16	400,000	382,564

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
San Bernardino County California Financing Authority PO Revenue, Zero Coupon:
8/1/12	$200,000	$170,888
8/1/15	251,000	168,514
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	200,000	157,436
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.36%, 8/1/16	150,000	155,175
Shell Lake Wisconsin School District GO Bonds, 6.03%, 4/1/24	485,000	494,875
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	170,000	180,649
Thorp Wisconsin School District GO Bonds, 5.75%, 4/1/16	190,000	206,659
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	250,000	190,535
West Covina California Public Financing Authority Lease Revenue Bonds:
5.39%, 6/1/11	60,000	60,871
5.41%, 6/1/12	80,000	80,981
6.05%, 6/1/26	750,000	626,917

Total Taxable Municipal Obligations (Cost $8,289,577)		7,793,114

U.S. Government Agencies and Instrumentalities - 3.4%
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (b)(r)	350,000	332,500
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	350,000	232,750
7.30%, 10/14/49 (b)(e)	300,000	220,638
AgriBank FCB, 9.125%, 7/15/19	300,000	329,686
New Valley Generation I, 7.299%, 3/15/19	367,239	421,716
New Valley Generation V, 4.929%, 1/15/21	222,099	226,152
Vessel Management Services, Inc., 5.125%, 4/16/35	300,000	299,832

Total U.S. Government Agencies and Instrumentalities (Cost $2,155,132)		2,063,274

U.S. Government Agency Mortgage-Backed Securities - 0.0%
Fannie Mae, 5.00%, 1/25/24	13,355	13,419
Government National Mortgage Association, 5.50%, 1/16/32	402,435	27,356

Total U.S. Government Agency Mortgage-Backed Securities (Cost $64,948)		40,775

U.S. Treasury - 9.8%
United States Treasury Bonds:
4.50%, 5/15/38	50,000	49,008
3.50%, 2/15/39	312,000	255,791
4.50%, 8/15/39	215,000	210,330
4.375%, 11/15/39	375,000	359,297
United States Treasury Notes:
2.375%, 10/31/14	600,000	593,625
2.125%, 11/30/14	520,000	507,894
3.375%, 11/15/19	4,136,000	3,981,546

Total U.S. Treasury (Cost $6,034,577)		5,957,491

	Principal
Time Deposit - 11.4%	Amount	Value
State Street Corp. Time Deposit, 0.00%, 1/4/10	$6,941,885	$6,941,885

Total Time Deposit (Cost $6,941,885)		6,941,885

Equity Securities - 0.8%	Shares
Avado Brands, Inc. (b)*	1,601	16
CIT Group, Inc.:
Common Stock*	800	22,088
Contingent Value Rights (b)*	200,000	-
Conseco, Inc.*	6,301	31,505
First Republic Preferred Capital Corp., Preferred (e)	300	277,500
Intermet Corp. (b)*	1,573	16
ION Media Networks, Inc., Preferred (b)*	2	1
Woodbourne Capital:
Trust I, Preferred (b)(e)	50,000	35,187
Trust II, Preferred (b)(e)	50,000	35,187
Trust III, Preferred (b)(e)	50,000	35,187
Trust IV, Preferred (b)(e)	50,000	35,187

Total Equity Securities (Cost $878,650)		471,874

TOTAL INVESTMENTS (Cost $63,423,385) - 99.0%		60,332,380
Other assets and liabilities, net - 1.0%		584,000
Net Assets - 100%		$60,916,380

Net Assets Consist Of:
Paid-in capital applicable to 3,969,752 shares of common
stock outstanding; $0.01 par value, 3,000,000,000 shares authorized		$70,768,507
Undistributed net investment income		261,612
Accumulated net realized gain (loss) on investments		(7,189,489)
Net unrealized appreciation (depreciation) on investments		(2,924,250)

Net Assets		$60,916,380

Net Asset Value Per Share		$15.35
Futures	# Of Contracts	Expiration Date	Underlying Face Amount At Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	65	3/10	$7,504,453	($39,426)
30 Year U.S. Treasury Bonds	14	3/10	1,615,250	(88,495)
Total Purchased				($127,921)
Sold:
2 Year U.S. Treasury Notes	150	3/10	$32,439,844	$149,525
5 Year U.S. Treasury Notes	66	3/10	7,549,266	145,151
Total Sold				$294,676

(b) This security was valued by the Board of Directors. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki, HF and Kaupthing Bank HF (the "Banks") on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

(w) Security is in default and no longer accruing interest.

(z) Orkney Re II is in default and no longer accruing interest. During the year, $3,048 of interest was written off.

(aa) Glitnir Banki HF Bonds due 4/20/10 are in default. During the year, $4,062 of interest was written off.

(ff) Glitnir Banki HF Bonds due 6/15/16 are in default. During the year, $2,119 of interest was written off.

(hh) Kaupthing Bank HF Bonds due 10/4/11 are in default. During the year, $479 of interest was written off.

(mm) General Motors Corp. filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest and $3,741 of interest was written off during the year.

(nn) General Motors Corp. filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest and $63,743 of interest was written off during the year.

(oo) Glitnir Banki HF Bonds due 10/15/08 are in default for principal and interest. During the year, $2,819 of interest was written off.

(qq) Royal Bank of Scotland Group plc Bonds due 3/29/49 are in default and no longer accruing interest. During the year, $3,922 of interest was written off.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
FCB: Farm Credit Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Interest income	$3,624,699
Dividend income	53,461
Total investment income	3,678,160

Expenses:
Investment advisory fee	273,848
Transfer agent fees and expenses	49,468
Directors' fees and expenses	9,096
Administrative fees	205,386
Accounting fees	11,282
Custodian fees	46,176
Reports to shareholders	16,481
Professional fees	25,684
Miscellaneous	3,870
Total expenses	641,291
Reimbursement from Advisor	(86,599)
Fees paid indirectly	(149)
Net expenses	554,543

Net Investment Income	3,123,617

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,076,380)
Futures	(468,012)
(2,544,392)

Changes in unrealized appreciation or (depreciation) on:
Investments	11,224,108
Futures	761,842
11,985,950
Net Realized and Unrealized Gain
(Loss)	9,441,558

Increase (Decrease) in Net Assets
Resulting From Operations	$12,565,175

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$3,123,617	$4,187,019
Net realized gain (loss)	(2,544,392)	(683,316)
Change in unrealized appreciation or (depreciation)	11,985,950	(12,181,916)

Increase (Decrease) in Net Assets
Resulting From Operations	12,565,175	(8,678,213)

Distributions to shareholders from:
Net investment income	(3,177,638)	(4,325,181)

Capital share transactions:
Shares sold	7,897,002	15,882,538
Shares issued from merger (See Note A)	--	18,053,983
Reinvestment of distribution	3,177,638	4,325,181
Shares redeemed	(40,256,243)	(23,429,923)
Total capital share transactions	(29,181,603)	14,831,779

Total Increase (Decrease) in Net Assets	(19,794,066)	1,828,385

Net Assets
Beginning of year	80,710,446	78,882,061
End of year (including undistributed net investment
income of $261,612 and $414,528, respectively)	$60,916,380	$80,710,446

Capital Share Activity
Shares sold	541,195	1,013,092
Shares issued from merger (See Note A)	--	1,306,366
Reinvestment of distributions	207,147	324,469
Shares redeemed	(2,803,745)	(1,542,095)
Total capital share activity	(2,055,403)	1,101,832

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies

General: Calvert Income Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, the net assets of the Summit Mutual Funds, Inc. Summit Pinnacle Bond Portfolio merged into the Calvert Variable Series, Inc. Calvert Income Portfolio. The merger was accomplished by a tax-free exchange of 1,306,366 shares of the Calvert Income Portfolio (valued at $18,053,983) for 496,985 shares of the Summit Pinnacle Bond Portfolio outstanding at December 12, 2008. The Summit Pinnacle Bond Portfolio's net assets as of December 12, 2008, including $2,167,313 of unrealized depreciation, were combined with those of the Calvert Income Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Portfolio's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2009, securities valued at $7,694,301 or 12.6% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset backed securities	--	$1,639,732	--	$1,639,732
Collateralized mortgage-backed obligations	--	1,765,132	--	1,765,132
Commercial mortgage-backed securities	--	666,165	$286,125	952,290
Corporate bonds	--	26,143,394	6,563,419	32,706,813
Taxable municipal obligations	--	7,642,276	150,838	7,793,114
U.S. government obligations	--	7,508,402	553,138	8,061,540
Equity securities	$331,093	--	140,781	471,874
Other debt obligations	--	6,941,885	--	6,941,885
TOTAL	$331,093	$52,306,986	$7,694,301	$60,332,380

Other financial instruments*	$166,755	--	--	$166,755

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Equity	Corporate
	Securities	Debt
Balance as of 12/31/08	$54,035	$12,320,667
Accrued discounts/premiums	--	155,863
Realized gain (loss)	(27)	(1,483,315)
Change in unrealized appreciation (depreciation)	86,773	3,782,427
Net purchases (sales)	--	(5,545,372)
Transfers in and/ or out of Level 3	--	(2,666,851)
Balance as of 12/31/09	$140,781	$6,563,419

		Commercial
	Asset	Mortgage-
	Backed	Backed
	Securities	Securities
Balance as of 12/31/08	$223,980	$0
Accrued discounts/premiums	--	--
Realized gain (loss)	--	--
Change in unrealized appreciation (depreciation)	17,057	--
Net purchases (sales)	--	--
Transfers in and/ or out of Level	(241,037)	286,125
Balance as of 12/31/09	$0	$286,125

	Taxable	U.S.
	Municipal	Government
	Obligations	Obligations
Balance as of 12/31/08	$0	$250,593
Accrued discounts/premiums	--	--
Realized gain (loss)	--	--
Change in unrealized appreciation (depreciation)	--	(29,955)
Net purchases (sales)	--	--
Transfers in and/ or out of Level 3	150,838	332,500
Balance as of 12/31/09	$150,838	$553,138

		Total
Balance as of 12/31/08		$12,849,275
Accrued discounts/premiums		155,863
Realized gain (loss)		(1,483,342)
Change in unrealized appreciation (depreciation)		3,856,302
Net purchases (sales)		(5,545,372)
Transfers in and/ or out of Level 3		(2,138,425)
Balance as of 12/31/09		$7,694,301

For the year ended December 31, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $4,491,853. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 12.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40%, of the Portfolio's average daily net assets. Under the terms of the agreement, $20,611 was payable at year end. In addition, $8,288 was payable at year end for operating expenses paid by the Advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .81%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio's average daily net assets. Under the terms of the agreement, $15,458 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $8,647 for the year ended December 31, 2009. Under the terms of the agreement, $640 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $41,748,326 and $68,997,032 , respectively. U.S. Government security purchases and sales were $106,128,062 and $103,156,703, respectively.

Capital Loss Carryforwards

Expiration Date

31-Dec-11 $75,650

31-Dec-13 241,081

31-Dec-15 3,710,246

31-Dec-16 1,237,349

31-Dec-17 1,654,294

The Portfolio's use of capital loss carryforwards may be limited under certain tax provisions.

.The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
	2009	2008
Distributions paid from:
Ordinary income	$3,177,638	$4,325,181
Total	$3,177,638	$4,325,181

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$2,330,414
Unrealized (depreciation)	(5,525,533)
Net unrealized appreciation/(depreciation)	($3,195,119)
Undistributed ordinary income	$289,130
Capital loss carryforward	($6,918,620)
Federal income tax cost of investments	$63,527,499

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts, interest defaults, wash sales, and capital loss carryforwards subject to limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are asset-backed securities, tax-exempt income, and expired capital losses.

Undistributed net investment income	($98,895)
Accumulated net realized gain (loss)	1,334,766
Paid-in capital	(1,235,871)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no outstanding loan balance at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$79,122	0.81%	$2,278,270	May 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$13.40	$16.02	$16.02
Income from investment operations
Net investment income	.86	.71	.73
Net realized and unrealized gain (loss)	1.93	(2.57)	.06
Total from investment operations	2.79	(1.86)	.79
Distributions from
Net investment income	(.84)	(.76)	(.73)
Net realized gain	--	--	(.06)
Total distributions	(.84)	(.76)	(.79)
Total increase (decrease) in net asset value	1.95	(2.62)	--
Net asset value, ending	$15.35	$13.40	$16.02
Total return*	20.86%	(11.59%)	4.94%
Ratios to average net assets: A
Net investment income	4.56%	5.49%	4.93%
Total expenses	.94%	.88%	.87%
Expenses before offsets	.81%	.88%	.87%
Net expenses	.81%	.86%	.84%
Portfolio turnover	268%	279%	317%
Net assets, ending (in thousands)	$60,916	$80,710	$78,882

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$15.95	$15.93
Income from investment operations
Net investment income	.68	.50
Net realized and unrealized gain (loss)	.12	.10
Total from investment operations	.80	.60
Distributions from
Net investment income	(.67)	(.48)
Net realized gain	(.06)	(.10)
Total distributions	(.73)	(.58)
Total increase (decrease) in net asset value	.07	.02
Net asset value, ending	$16.02	$15.95
Total return*	4.99%	3.78%
Ratios to average net assets: A
Net investment income	4.74%	3.66%
Total expenses	.90%	1.00%
Expenses before offsets	.90%	1.00%
Net expenses	.87%	.97%
Portfolio turnover	280%	454%
Net assets, ending (in thousands)	$63,692	$47,477

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio's performance was below the median peer group for the one-, three- and five-year periods ended June 30, 2009. The data also indicated that the Portfolio underperformed its Lipper index for the one-,three- and five-year periods ended June 30, 2009. The Board took into account management's discussion of the Portfolio's performance and the measures that had been taken to address the Portfolio's performance. Based upon its review, the Board concluded that the Portfolio's performance is being addressed.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was at the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. The Board noted that the Advisor had agreed to limit the Portfolio's total net expenses through December 12, 2010. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board noted that the Advisor had agreed to limit the Portfolio's total net expenses through December 12, 2010. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's growth and size on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is being addressed; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert Variable Series, Inc.

Calvert Social International
Equity Portfolio

Annual Report

December 31, 2009

Calvert Investments
A UNIFI Company

4	Portfolio Management Discussion
7	Shareholder Expense Example
8	Report of Independent Registered Public Accounting Firm
9	Statement of Net Assets
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Notes to Financial Statements
26	Financial Highlights
28	Explanation of Financial Tables
29	Proxy Voting
30	Availability of Quarterly Portfolio Holdings
30	Basis for Board's Approval of Investment Advisory Contracts
34	Director and Officer Information Table

Calvert Variable Series, Inc.

Calvert Social International Equity Portfolio

Performance

CVS Calvert Social International Equity Portfolio returned 21.89% for the year ended December 31, 2009, underperforming its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Investable Market Index (MSCI EAFE IMI) by 12.26 percentage points as poor stock selection weighed on performance. The Portfolio's new benchmark, the MSCI EAFE Index (Standard), which was approved at the December meeting of the Portfolio's Board of Directors, returned 32.46% for the year.

The Portfolio's Board of Directors has recommended that CVS Calvert Social International Equity Portfolio, a series of Calvert Variable Series, Inc., merge into Summit EAFE International Index Portfolio, a series of Summit Mutual Fund, Inc., through an exchange of assets. The Board found that the proposed merger would offer shareholders the opportunity to pursue their investment goals in a larger Portfolio with a comparable or stronger performance history that may benefit from economies of scale over the long term.

In addition, the Board approved a change in subadvisor, effective December 11, 2009, from Acadian Asset Management, LLC to World Asset Management ("World"). CVS Calvert Social International Equity Portfolio shareholders will receive a prospectus/proxy statement describing the transaction and will be asked to vote on the proposed exchange of assets. Please refer to the prospectus supplement at the back of this report and the separate prospectus/proxy statement document that you will receive from the Portfolio for more detailed information.

Also in connection with the proposed merger, the Portfolio has changed its investment strategy from an active to a passive strategy, and has made a corresponding change to its benchmark index from the MSCI EAFE IMI Index to the MSCI EAFE Index (Standard) as noted above.

Calvert Social International Equity Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	21.89%
Five year	-1.50%
Ten year	-2.69%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

New subadvisor assumed management of the Portfolio effective December 2009. Earlier subadvisor changes occurred in March 2006 and March 2002.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Market Review

Global equity markets posted double-digit positive returns as the recovery rally that started in early March continued through year-end. The MSCI EAFE IMI Index, MSCI Emerging Markets IMI Index, and Russell 1000 Index returned 33.91%, 82.88%, and 28.43%, respectively, for the year. The MSCI EAFE IMI Index beat the Russell 1000 Index by 5.48 percentage points in 2009, due to weakness in the U.S. dollar as developed international indexes returned 26.80% in local-market terms.

The Materials sector was the best-performing sector in the benchmark, up more than 60% for the year, while the Utilities sector return of 6.09% was the worst. Of the largest countries in the benchmark, the United Kingdom outperformed and Japan lagged, while France and Germany were roughly in line with the overall benchmark return.

Economic Sectors	% of Total Investments
Consumer Discretionary	8.8%
Consumer Staples	7.2%
Energy	7.0%
Financials	26.3%
Health Care	8.6%
Industrials	13.4%
Information Technology	4.5%
Materials	8.0%
Telecommunication Services	6.5%
Time Deposit	5.2%
Utilities	4.5%
Total	100%

Portfolio Strategy

The Portfolio sharply underperformed in 2009 primarily due to weak stock selection. Weak sector selection detracted from returns as well, while country selection neither helped nor hurt performance.

The Portfolio's overweighting of the Health Care and Telecommunications sectors and underweighting of the Materials sector were the most significant detractors in terms of sector selection. On the positive side, an underweight to the Utilities sector, the worst-performing sector in the benchmark, helped.

Stock selection was negative in eight of ten economic sectors for the period. Holdings in Industrials (Japanese shipping firm Nippon Yusen) and Telecommunication Services (Nippon Telephone and Telegraph) produced some of the poorest relative returns for the period. The Portfolio was also hurt by not holding Rio Tinto and BHP Billiton, two large mining companies in the Materials sector, which were up 217% and 83%, respectively, for the year. Both of the companies failed to meet Calvert's sustainability and governance standards.

Outlook

The extreme pessimism in the markets in early 2009 created some of the most attractive investment opportunities on record for long-term investors with domestic, international, and emerging-market equities rising from the March 9 bottom 69%, 79%, and 108%, respectively. We believe that the unprecedented excesses of multiple asset price bubbles in 2007-2008, particularly the excessive amount of leverage in the economy, are being gradually flushed out of the system and a healthy foundation is emerging from which the economy can recover.

As global equity markets bounced back during 2009, however, rapidly rising stock valuations may have become prematurely extended and earnings expectations somewhat stretched. During the economic downturn, companies worldwide aggressively cut costs and slashed inventories, which made for healthier margins, better productivity, and better earnings profiles despite anemic top-line growth. Going forward, any improvement in the top line should be a big positive for these leaner companies. However, if the top line remains anemic and companies run out of opportunities to slash costs further, earnings comparisons in the coming quarters could be disappointing.

In the Financials sector, while the franchise value of large global banks was certainly salvaged through government rescue efforts worldwide, the extent to which they are able to leverage their business models will continue to be constrained, with long-term negative implications for earnings in that sector.

While we think that potential challenges to the earnings story can generate some negative surprises and volatility in the equity markets in the first half of 2010, we believe that markets in the longer term should begin to recover when investors get a firmer confirmation of improvement in economic and earnings data. So far, inflation seems to remain at bay, which should help support corporate recovery.

Looking forward, we believe that the 2009 economic data confirm that the U.S. economic recovery is on track but is likely to be more protracted than the market originally expected, with consumer demand slow to recover and manufacturing providing a larger portion of the economic growth than usual.

Despite many encouraging signs of economic recovery from what is now a two-year long recession, some still place a high probability on a double-dip recession which, if it transpires, is likely to send riskier assets into another tailspin. We do not see this scenario as highly likely, but it is still possible given the weakness of the consumer and service sectors. At the other end of the spectrum, a V-shaped recovery seems less likely, given the relatively weak consumer demand story. The more likely outcome seems to be a gradual, smile-shaped economic recovery that may prove to be more robust in the long run.

Sincerely,

/s/Natalie A. Trunow

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Asset Management Company
January 2010

As of December 31, 2009, the following companies represented the following percentages of Portfolio net assets: Nippon Yusen 0.02%, Nippon Telephone and Telegraph 0.29%, Rio Tinto 0%, and BHP Billiton 0%. All holdings are subject to change without notice.

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc. should not be confused with Calvert World Values International Equity Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,169.00	$12.83
Hypothetical (5% return per year before expenses)	$1,000.00	$1,013.38	$11.91

* Expenses are equal to the Fund's annualized expense ratio of 2.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social International Equity Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social International Equity Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social International Equity Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009
Equity Securities - 96.3%	Shares	Value
Australia - 9.1%
Amcor Ltd.	5,217	$29,046
AMP Ltd.	1,829	11,009
Aristocrat Leisure Ltd.	372	1,327
ASX Ltd.	160	4,980
Australia & New Zealand Banking Group Ltd.	3,665	74,522
AXA Asia Pacific Holdings Ltd.	1,313	7,721
BlueScope Steel Ltd.	13,676	37,715
CFS Retail Property Trust	6,560	11,103
Cochlear Ltd.	36	2,222
Commonwealth Bank of Australia	2,316	112,864
CSL Ltd.	606	17,619
Fairfax Media Ltd.	4,116	6,345
GPT Group	17,211	9,237
Harvey Norman Holdings Ltd.	821	3,081
Insurance Australia Group Ltd.	2,106	7,539
Lend Lease Corp. Ltd.	1,514	13,788
National Australia Bank Ltd.	3,130	76,116
OneSteel Ltd.	14,902	44,305
Origin Energy Ltd.	6,490	97,373
QBE Insurance Group Ltd.	1,282	29,243
Santos Ltd.	8,452	106,362
Sims Metal Management Ltd.	1,810	35,409
Suncorp-Metway Ltd.	1,983	15,303
TABCORP Holdings Ltd.	1,250	7,746
Telstra Corp. Ltd.	7,735	23,690
Toll Holdings Ltd.	2,565	19,976
Westfield Group	3,929	43,790
Westpac Banking Corp.	4,190	94,256
Woodside Petroleum Ltd.	3,329	139,831
		1,083,518

Austria - 0.8%
Erste Bank der Oesterreichischen Sparkassen AG	458	16,975
Raiffeisen International Bank Holding AG	95	5,377
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	616	26,114
Voestalpine AG	1,259	45,904
		94,370

Belgium - 0.9%
Colruyt SA	12	2,893
Delhaize Group	317	24,277
Dexia SA*	1,314	8,265
Fortis NV*	4,027	14,918
KBC Groep NV*	338	14,636
UCB SA	352	14,739
Umicore SA	772	25,705
		105,433
Equity Securities - Cont'd	Shares	Value
Denmark - 1.1%
Danske Bank A/S*	790	$17,985
DSV A/S*	722	12,951
Novo Nordisk A/S, Series B	706	45,167
Novozymes A/S, Series B	208	21,565
Vestas Wind Systems A/S*	574	35,117
		132,785
Finland - 1.6%
Metso Oyj	794	27,913
Neste Oil Oyj	3,709	65,772
Nokia Oyj	3,115	39,986
Nokian Renkaat Oyj	57	1,383
Rautaruukki Oyj	1,582	36,320
Sampo Oyj	539	13,080
Stora Enso Oyj, Series R*	1,421	9,959
		194,413

France - 10.3%
Accor SA	325	17,653
Air Liquide SA	798	94,189
Atos Origin SA*	204	9,287
AXA SA	2,937	69,453
BNP Paribas	1,222	96,422
Bureau Veritas SA	251	13,000
Cap Gemini SA	398	18,026
Carrefour SA	1,108	53,266
Casino Guichard-Perrachon SA	337	30,199
Cie Generale d'Optique Essilor International SA	304	18,096
CNP Assurances SA	143	13,845
Compagnie Generale des Etablissements Michelin, Series B	362	27,764
Credit Agricole SA	1,888	32,911
Dassault Systemes SA	156	8,880
France Telecom SA	2,614	65,258
Groupe Danone	1,281	78,004
Ipsen SA	98	5,443
JC Decaux SA*	123	2,982
Lafarge SA	685	56,326
L'Oreal SA	453	50,289
PagesJaunes Groupe	847	9,428
PPR SA	178	21,327
PSA Peugeot Citroen SA*	374	12,528
Publicis Groupe	593	24,055
Renault SA*	347	17,668
Sanofi-Aventis SA	1,631	127,835
Schneider Electric SA	793	91,861
SCOR SE	431	10,764
Societe BIC SA	144	9,965
Unibail-Rodamco	247	54,368
Vallourec SA	248	45,103
Veolia Environnement	1,385	45,537
		1,231,732

Equity Securities - Cont'd	Shares	Value
Germany - 5.6%
Adidas AG	524	$28,289
Allianz SE	800	99,568
Beiersdorf AG	418	27,469
Celesio AG	390	9,908
Commerzbank AG*	1,132	9,490
Deutsche Bank AG	983	69,277
Deutsche Post AG	2,884	55,486
Deutsche Telekom AG	4,870	71,918
Merck KGAA	311	29,066
Metro AG	599	36,507
Muenchener Rueckversicherungs AG	408	63,595
Puma AG Rudolf Dassler Sport	67	22,187
SAP AG	1,618	76,303
SolarWorld AG	667	14,615
Suedzucker AG	1,366	28,358
United Internet AG*	670	8,859
Volkswagen AG	100	11,061
		661,956

Greece - 0.6%
Alpha Bank AE*	890	10,295
EFG Eurobank Ergasias SA*	824	9,138
National Bank of Greece SA*	1,357	34,599
Piraeus Bank SA*	763	8,705
Titan Cement Co. SA	373	10,803
		73,540

Hong Kong - 2.0%
ASM Pacific Technology Ltd.	1,886	17,726
Bank of East Asia Ltd.	5,595	22,037
Esprit Holdings Ltd.	2,410	15,860
Hang Seng Bank Ltd.	2,740	40,272
Hong Kong Exchanges and Clearing Ltd.	2,723	48,473
Li & Fung Ltd.	5,981	24,499
MTR Corp.	18,095	62,042
Wing Hang Bank Ltd.	1,328	12,339
		243,248

India - 0.7%
State Bank of India Ltd. (GDR)	833	80,775

Ireland - 0.0%
Elan Corp. plc*	482	3,017

Italy - 1.8%
Assicurazioni Generali SpA	1,462	39,194
Banca Monte dei Paschi di Siena SpA	2,721	4,764
Banca Popolare di Milano Scarl	645	4,575
Italcementi SpA	1,208	16,498
Luxottica Group SpA	444	11,500

Equity Securities - Cont'd	Shares	Value
Italy - Cont'd
Mediolanum SpA	224	$1,391
Pirelli & C. SpA*	17,364	10,364
Prysmian SpA	1,217	21,301
Telecom Italia SpA-RSP	23,700	36,753
UniCredit SpA*	21,963	73,050
		219,390

Japan - 18.8%
Advantest Corp.	148	3,847
Aeon Co. Ltd.	1,520	12,296
Aisin Seiki Co. Ltd.	375	10,723
Amada Co. Ltd.	2,053	12,747
Asahi Glass Co. Ltd.	4,137	38,773
Astellas Pharma, Inc.	1,023	38,124
Bank of Yokohama Ltd.	334	1,513
Benesse Corp.	31	1,297
Brother Industries Ltd.	684	7,818
Canon, Inc.	1,630	68,942
Central Japan Railway Co.	3	20,022
Chiba Bank Ltd.	961	5,738
Chugai Pharmaceutical Co. Ltd.	575	10,718
Credit Saison Co. Ltd.	130	1,456
Dai Nippon Printing Co. Ltd.	1,967	24,814
Daihatsu Motor Co. Ltd.	569	5,665
Daiichi Sankyo Co. Ltd.	763	15,972
Daito Trust Construction Co. Ltd.	266	12,549
Daiwa House Industry Co. Ltd.	1,575	16,860
Denso Corp.	1,010	30,284
Dentsu, Inc.	316	7,276
DIC Corp.	1,308	2,219
East Japan Railway Co.	698	44,065
Eisai Co. Ltd.	642	23,545
FamilyMart Co. Ltd.	58	1,710
Fanuc Ltd.	565	52,562
FUJIFILM Holdings Corp.	654	19,548
Fujitsu Ltd.	3,486	22,429
Furukawa Electric Co. Ltd.	2,893	12,045
Hino Motors Ltd.*	1,980	6,866
Honda Motor Co. Ltd.	2,378	80,444
HOYA Corp.	584	15,490
Isuzu Motors Ltd.*	479	895
Ito En Ltd.	307	4,607
JS Group Corp.	1,566	26,957
JSR Corp.	1,413	28,656
Kao Corp.	685	15,999
KDDI Corp.	5	26,380
Keihin Electric Express Railway Co. Ltd.	139	1,019
Keio Corp.	1,633	9,843
Keisei Electric Railway Co. Ltd.	1,155	6,315
Kikkoman Corp.	1,119	13,677
Kintetsu Corp.	522	1,729

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Kobe Steel Ltd.*	27,460	$49,760
Konami Corp.	44	785
Konica Minolta Holdings, Inc.	734	7,532
Kubota Corp.	4,248	39,083
Kuraray Co. Ltd.	2,377	27,837
Kurita Water Industries Ltd.	657	20,537
Kyocera Corp.	286	25,236
kyowa Hakko Kirin Co. Ltd.	1,306	13,746
Lawson, Inc.	195	8,595
Mazda Motor Corp.*	602	1,377
Minebea Co. Ltd.	2,486	13,455
Mitsubishi Chemical Holdings Corp.	3,831	16,152
Mitsubishi Estate Co. Ltd.	1,915	30,389
Mitsubishi Gas Chemical Co., Inc.	2,767	13,903
Mitsubishi Rayon Co. Ltd.	3,201	12,814
Mitsubishi Tanabe Pharma Corp.	933	11,609
Mitsumi Electric Co. Ltd.	140	2,465
Mizuho Financial Group, Inc.	14,313	25,623
Murata Manufacturing Co. Ltd.	301	14,869
Nikon Corp.	460	9,077
Nintendo Co. Ltd.	125	29,648
Nippon Express Co. Ltd.	3,873	15,849
Nippon Sheet Glass Co. Ltd.	451	1,291
Nippon Telegraph & Telephone Corp.	866	34,081
Nippon Yusen Kabushiki Kaisha	758	2,320
Nissan Motor Co. Ltd.*	4,266	37,303
Nisshin Seifun Group, Inc.	1,669	22,428
Nisshin Steel Co. Ltd.	11,874	21,007
Nissin Foods Holdings Co. Ltd.	516	16,820
Nitto Denko Corp.	713	25,421
Nomura Holdings, Inc.	4,015	29,603
Nomura Research Institute Ltd.	158	3,096
NSK Ltd.	2,189	16,074
NTT Data Corp.	2	6,179
NTT DoCoMo, Inc.	22	30,661
Obayashi Corp.	2,430	8,274
Olympus Corp.	478	15,366
Ono Pharmaceutical Co. Ltd.	141	6,027
Oracle Corp. Japan	51	2,114
ORIX Corp.	137	9,321
Osaka Gas Co. Ltd.	12,126	40,874
Panasonic Corp.	1,956	27,985
Resona Holdings, Inc.	287	2,899
Ricoh Co. Ltd.	1,100	15,522
Rohm Co. Ltd.	104	6,757
Santen Pharmaceutical Co. Ltd.	196	6,270
SANYO Electric Co. Ltd.*	558	1,025
SBI Holdings, Inc.	18	3,201
Secom Co. Ltd.	543	25,696
Sega Sammy Holdings, Inc.	432	5,151
Sekisui Chemical Co. Ltd.	481	2,975

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Sekisui House Ltd.	469	$4,209
Sharp Corp.	1,183	14,893
Shimano, Inc.	90	3,604
Shimizu Corp.	2,408	8,636
Shinko Electric Industries Co. Ltd.	324	4,672
Shiseido Co. Ltd.	210	4,027
SMC Corp.	263	29,741
Softbank Corp.	1,215	28,412
Sompo Japan Insurance, Inc.	569	3,623
Sony Corp.	1,336	38,745
Stanley Electric Co. Ltd.	418	8,410
Sumitomo Chemical Co. Ltd.	5,216	22,777
Sumitomo Realty & Development Co. Ltd.	931	17,470
Sumitomo Trust & Banking Co. Ltd.	2,105	10,238
Suzuken Co. Ltd.	144	4,718
Taisho Pharmaceutical Co. Ltd.	43	736
Taiyo Nippon Sanso Corp.	2,732	28,990
TDK Corp.	224	13,665
Teijin Ltd.	2,933	9,432
Terumo Corp.	335	20,058
Tobu Railway Co. Ltd.	909	4,741
Tokyo Electron Ltd.	259	16,569
Tokyo Gas Co. Ltd.	10,676	42,580
Tokyu Corp.	2,272	9,047
Tokyu Land Corp.	1,317	4,837
Toppan Printing Co. Ltd.	2,341	18,948
Toray Industries, Inc.	5,102	27,504
TOTO Ltd.	1,456	9,215
Toyo Seikan Kaisha Ltd.	1,015	15,366
Toyoda Gosei Co. Ltd.	273	8,220
Toyota Boshoku Corp.	374	8,313
Toyota Industries Corp.	266	7,901
Toyota Motor Corp.	3,473	145,992
Trend Micro, Inc.	160	6,084
Ube Industries Ltd.	5,663	15,513
Ushio, Inc.	725	12,075
Yamada Denki Co. Ltd.	26	1,748
Yamato Holdings Co. Ltd.	1,925	26,630
		2,238,855

Netherlands - 3.8%
Aegon NV*	3,240	20,646
ASML Holding NV	540	18,365
Corio NV	305	20,829
ING Groep NV (CVA)*	5,278	51,018
Koninklijke KPN NV	2,580	43,757
Koninklijke Philips Electronics NV	2,850	84,380
QIAGEN NV*	861	19,231
Randstad Holding NV*	514	25,412
Reed Elsevier NV	709	8,698
TNT NV	1,077	32,962

Equity Securities - Cont'd	Shares	Value
Netherlands - Cont'd
Unilever NV (CVA)	3,473	$113,157
Wolters Kluwer NV	767	16,809
		455,264

New Zealand - 0.3%
Contact Energy Ltd.*	7,319	32,559

Norway - 1.7%
DnB NOR ASA*	920	9,980
Orkla ASA	1,364	13,299
StatoilHydro ASA	6,205	154,661
Telenor ASA*	419	5,873
Yara International ASA	406	18,370
		202,183

Portugal - 0.7%
Cimpor Cimentos de Portugal SGPS SA	370	3,409
Galp Energia SGPS SA	4,347	74,824
		78,233

Singapore - 1.8%
CapitaMall Trust	11,553	14,661
City Developments Ltd.	3,564	29,095
ComfortDelgro Corp. Ltd.	13,720	15,966
Neptune Orient Lines Ltd.	7,240	8,435
Oversea-Chinese Banking Corp. Ltd.	6,633	42,731
SembCorp Industries Ltd.	15,324	40,052
Singapore Exchange Ltd.	2,624	15,480
Singapore Telecommunications Ltd.	18,666	41,138
		207,558

South Africa - 0.0%
VenFin DD Holdings Ltd.*	2,900	4,911

Spain - 4.6%
Acciona SA	187	24,285
ACS Actividades de Construccion y Servicios SA	581	28,883
Banco Bilbao Vizcaya Argentaria SA	5,257	95,217
Banco Popular Espanol SA	295	2,154
Banco Santander SA	10,959	180,036
Cintra Concesiones de Infraestructuras de Transporte SA	493	5,757
Gamesa Corp. Tecnologica SA	661	11,080
Gas Natural SDG SA	1,673	36,009
Inditex SA	131	8,116
Mapfre SA	2,303	9,622
Sacyr Vallehermoso SA*	712	8,116
Telefonica SA	5,062	141,071
		550,346

Equity Securities - Cont'd	Shares	Value
Sweden - 3.5%
Alfa Laval AB	1,886	$25,959
Assa Abloy AB	1,512	28,952
Atlas Copco AB	3,362	49,129
Hennes & Mauritz AB	487	26,948
Holmen AB, Series B	187	4,770
Nordea Bank AB	4,492	45,503
Sandvik AB	3,319	39,781
Skandinaviska Enskilda Banken AB*	1,670	10,266
SKF AB, Series B	2,475	42,509
SSAB Svenskt Stal AB	3,401	57,496
Svenska Cellulosa AB	2,106	28,077
Svenska Handelsbanken AB	620	17,731
Swedbank AB*	94	935
Telefonaktiebolaget LM Ericsson, Series B	1,647	15,148
TeliaSonera AB	2,867	20,698
		413,902

Switzerland - 6.8%
Adecco SA	543	29,945
Baloise Holding AG	156	12,980
Credit Suisse Group AG	1,679	82,601
Geberit AG	379	67,060
Givaudan SA	41	32,594
Logitech International SA*	199	3,419
Nobel Biocare Holding AG	230	7,689
Novartis AG	3,293	179,211
Roche Holding AG	1,010	171,626
Sonova Holding AG	185	22,345
STMicroelectronics NV	540	4,896
Swatch Group AG, Bearer Shares	116	29,165
Swiss Life Holding AG*	77	9,743
Swiss Reinsurance	666	31,873
UBS AG*	4,427	67,932
Zurich Financial Services AG	281	61,029
		814,108

United Kingdom - 19.8%
3i Group plc	2,356	10,658
Admiral Group plc	281	5,364
Autonomy Corp. plc*	523	12,761
Aviva plc	5,391	34,167
Barclays plc	15,965	70,403
BG Group plc	11,991	214,885
British Land Co. plc	3,417	26,211
BT Group plc	13,863	30,038
Bunzl plc	3,606	39,120
Burberry Group plc	2,054	19,707
Cable & Wireless plc	5,539	12,518
Cadbury plc	4,059	52,269
Capita Group plc	2,872	34,666

Equity Securities - Cont'd	Shares	Value
United Kingdom - Cont'd
Centrica plc	19,604	$88,601
Compass Group plc	5,926	42,355
FirstGroup plc	2,429	16,583
GlaxoSmithKline plc	8,650	183,365
Home Retail Group plc	2,820	12,864
HSBC Holdings plc	22,857	261,037
Intercontinental Hotels Group plc	1,063	15,223
International Power plc	9,509	47,082
J Sainsbury plc	6,760	35,173
Johnson Matthey plc	1,544	38,164
Kingfisher plc	7,630	27,989
Land Securities Group plc	2,208	24,215
Legal & General Group plc	14,703	18,935
Liberty International plc	1,571	12,947
Lloyds TSB Group plc*	52,233	41,962
Man Group plc	4,133	20,345
Marks & Spencer Group plc	2,828	18,359
Next plc	480	16,015
Old Mutual plc*	18,902	33,030
Pearson plc	2,749	39,547
Prudential plc	5,230	53,316
Reckitt Benckiser Group plc	1,330	72,108
Reed Elsevier plc	2,185	17,955
Royal Bank of Scotland Group plc*	25,457	11,949
RSA Insurance Group plc	8,011	15,598
Sage Group plc	6,000	21,317
Schroders plc	765	16,341
Scottish & Southern Energy plc	4,734	88,529
Severn Trent plc	1,837	32,112
Smith & Nephew plc	1,856	19,071
Tesco plc	17,445	119,947
Tomkins plc	7,463	23,057
United Utilities Group plc	5,083	40,472
Vodafone Group plc	76,563	177,423
Whitbread plc	971	21,853
William Morrison Supermarkets plc	9,892	44,133
Wolseley plc*	1,027	20,560
		2,352,299

Total Equity Securities (Cost $11,374,897)		11,474,395

	Principal
Time Deposit - 5.3%	Amount	Value
State Street Corp. Time Deposit, 0.00%, 1/4/10	$630,598	$630,598

Total Time Deposit (Cost $630,598)		630,598

TOTAL INVESTMENTS (Cost $12,005,495) - 101.6%		12,104,993
Other assets and liabilities, net - (1.6%)		(189,661)
Net Assets - 100%		$11,915,332

Net Assets Consist of:
Paid-in capital applicable to 1,079,202 shares of common stock
outstanding; $0.01 par value, 1,000,000,000 shares authorized		$18,886,498
Undistributed net investment income		1,788
Accumulated net realized gain (loss) on investments		(7,076,480)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities
denominated in foreign currencies		103,526

Net Assets		$11,915,332

Net Asset Value per Share		$11.04

* Non-income producing security.

Abbreviations:

CVA: Certificaten Van Aandelen
GDR: Global Depositary Receipt

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $24,396)	$286,110
Total investment income	286,110

Investment advisory fee	83,807
Transfer agency fees and expenses	10,301
Directors' fees and expenses	1,313
Administrative fees	39,110
Accounting fees	1,770
Custodian fees	88,234
Reports to shareholders	955
Professional fees	20,136
Miscellaneous	8,778
Total expenses	254,404
Reimbursement from Advisor	(450)
Fees paid indirectly	(4)
Net expenses	253,950

Net Investment Income	32,160

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,842,102)
Foreign currency transactions	9,060
(2,833,042)

Change in unrealized appreciation (depreciation):
Investments and foreign currencies	5,019,719
Assets and liabilities denominated in foreign currencies	5,123
5,024,842

Net Realized and Unrealized Gain
(Loss)	2,191,800

Increase (Decrease) in Net Assets
Resulting From Operations	$2,223,960

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$32,160	$378,165
Net realized gain (loss)	(2,833,042)	(4,236,104)
Change in unrealized appreciation or (depreciation)	5,024,842	(6,657,796)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,223,960	(10,515,735)

Distributions to shareholders from:
Net investment income	(68,732)	(377,661)
Net realized gain	-	(622,090)
Total distributions	(68,732)	(999,751)

Capital share transactions:
Shares sold	516,448	2,252,809
Reinvestment of distributions	68,732	999,751
Shares redeemed	(2,165,710)	(5,024,327)
Total capital share transactions	(1,580,530)	(1,771,767)

TOTAL INCREASE (DECREASE) IN NET ASSETS	574,698	(13,287,253)

Net Assets
Beginning of year	11,340,634	24,627,887
End of year (including undistributed net investment
income of $1,788 and $27,298, respectively)	$11,915,332	$11,340,634

Capital Share Activity
Shares sold	57,352	151,569
Reinvestment of distributions	6,226	110,348
Shares redeemed	(228,654)	(322,194)
Total capital share activity	(165,076)	(60,277)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters. On December 31, 2009, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
Valuation Inputs	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities*	$4,911	$11,469,484**	--	$11,474,395
Other Debt Obligations	--	630,598	--	630,598
TOTAL	$4,911	$12,100,082	--	$12,104,993

* For further breakdown of Equity Securities by country, please refer to the Statement of Net Assets.

**Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $7,689 was payable at year end. In addition, $12,900 was payable at year end for operating expenses paid by the Advisor during December 2009.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .35% based on the Portfolio's average daily net assets. Under the terms of the agreement, $3,588 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $98 for the year ended December 31, 2009. Under the terms of the agreement, $18 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $20,332,271 and $22,246,364, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-16	$4,175,055
31-Dec-17	2,892,338

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
	2009	2008
Distributions paid from:
Ordinary income	$68,732	$578,840
Long-term capital gain	--	420,911
Total	$68,732	$999,751

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$334,795
Unrealized (depreciation)	(248,354)
Net unrealized appreciation/(depreciation)	$86,441
Undistributed ordinary income	$5,758
Capital loss carryforward	($7,067,393)
Federal income tax cost of investments	$12,018,552

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions and passive foreign investment companies.

Undistributed net investment income	$11,062
Accumulated net realized gain (loss)	(11,062)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$14,779	1.12%	$307,962	December 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Note F -- Other

On December 10, 2009, the Board of Directors approved a resolution to reorganize the Calvert Social International Equity Portfolio into the Summit EAFE International Index Portfolio. Shareholders of Calvert Social International Equity Portfolio will be asked to vote on the reorganization and must approve it before any change may take place.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$9.11	$18.88	$21.86
Income from investment operations
Net investment income	.03	.33	.26
Net realized and unrealized gain (loss)	1.96	(9.22)	.30
Total from investment operations	1.99	(8.89)	.56
Distributions from
Net investment income	(.06)	(.33)	(.25)
Net realized gain	--	(.55)	(3.29)
Total distributions	(.06)	(.88)	(3.54)
Total increase (decrease) in net asset value	1.93	(9.77)	(2.98)
Net asset value, ending	$11.04	$9.11	$18.88

Total return*	21.89%	(47.05%)	2.52%
Ratios to average net assets: A
Net investment income	.29%	2.07%	1.08%
Total expenses	2.28%	1.87%	1.61%
Expenses before offsets	2.27%	1.87%	1.61%
Net expenses	2.27%	1.87%	1.59%
Portfolio turnover	185%	113%	96%
Net assets, ending (in thousands)	$11,915	$11,341	$24,628

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$18.08	$16.49
Income from investment operations
Net investment income	.15	.15
Net realized and unrealized gain (loss)	4.83	1.50
Total from investment operations	4.98	1.65
Distributions from
Net investment income	(.12)	(.06)
Net realized gain	(1.08)	--
Total distributions	(1.20)	(.06)
Total increase (decrease) in net asset value	3.78	1.59
Net asset value, ending	$21.86	$18.08

Total return*	27.51%	10.00%
Ratios to average net assets: A
Net investment income	.81%	.83%
Total expenses	1.86%	2.21%
Expenses before offsets	1.86%	2.15%
Net expenses	1.79%	2.03%
Portfolio turnover	137%	62%
Net assets, ending (in thousands)	$25,101	$19,021

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expense before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the initial approval of the Investment Subadvisory Agreement between the Advisor and World Asset Management, Inc. (the "Subadvisor") with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the initial approval of the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and the proposed approval of the Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor's effectiveness in monitoring the performance of the Portfolio's current subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2009, the Portfolio performed below the median of its peer group and underperformed its Lipper index for the same periods. The Board took into account management's plans to address the Portfolio's performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Portfolio's current subadvisor's subadvisory fee and would pay the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee for a certain period of time. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio and the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor agreed to voluntarily waive a portion of its advisory fee, paid the subadvisory fee to the Portfolio's current subadvisor and would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor in connection with the Calvert Group of Funds' annual contract renewal in December 2009 relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Portfolio's current subadvisor. The Board also took into account the performance of the Summit EAFE International Index Portfolio, another fund in the Calvert Group of Funds complex that was managed by the Subadvisor.

In considering the estimated cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. The Board took into account that the proposed subadvisory fee under the Investment Subadvisory Agreement with the Subadvisor would be lower than the subadvisory fee under the investment subadvisory agreement with the Portfolio's current subadvisor and that the Subadvisor had agreed to voluntarily waive its entire subadvisory fee for a certain period of time. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. For each of the above reasons, the estimated cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory fee and proposed subadvisory fee are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and initial approval of the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert Variable Series, Inc.

Calvert Social Mid Cap
Growth Portfolio

Annual Report

December 31, 2009

Calvert Investments
A UNIFI Company

4	Portfolio Management Discussion
7	Shareholder Expense Example
8	Report of Independent Registered Public Accounting Firm
9	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
19	Financial Highlights
21	Explanation of Financial Tables
22	Proxy Voting
23	Availability of Quarterly Portfolio Holdings
23	Basis for Board's Approval of Investment Advisory Contracts
27	Director and Officer information Table

Calvert Variable Series, Inc.

Calvert Social Mid Cap Growth Portfolio
Managed by New Amsterdam Partners, LLC

Performance

In the 12 months ending December 31, 2009, CVS Calvert Social Mid Cap Growth Portfolio returned 32.02% compared with 46.29% for the Russell Midcap Growth Index. The Portfolio's relative underperformance was largely due to a rally in lower-quality stocks not held by the Portfolio throughout the second and third quarters of 2009.

Calvert Social Mid Cap Growth Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

$15,000
$10,000
$5,000
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
CVS Calvert Social Mid Cap Growth Portfolio - $9,923
Russell Midcap Growth Index - $9,491

Average Annual Total Return
(period ended 12.31.09)
One year	32.02%
Five year	-0.40%
Ten Year	-0.08%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

New Subadvisor assumed management of the Portfolio effective September 2005.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

Mid-cap stocks fared better over the past 12 months than large-cap and small-cap stocks, as evidenced by returns of 40.5% for the Russell Midcap Index, 28.4% for the Russell 1000 Index of large-cap equities, and 27.2% for the Russell 2000 Index of small caps. Growth came out on top for the reporting period with returns of 46.3% for the Russell Midcap Growth Index and 34.2% for the Russell Midcap Value Index.

The financial and economic turmoil that began in 2008 continued into the first quarter of 2009. This weak first quarter performance caused the U.S. economy to shrink for the year overall, although economic growth did improve in the second half of the year.

The stock market's fall continued until the beginning of March 2009. At that point, signs of economic improvement drove a sharp rally that ended up producing the best calendar-year return since 2003--while bringing to an end the worst decade on record for U.S. stock performance. The "Great Recession" appeared to be coming to an end and, although it involved a lot of pain, proved less dire than many had feared.

Still, it was a turbulent year with volatile stock price movement and the outperformance of lower-quality stocks relative to higher-quality stocks reaching peaks similar to those last seen in 2003 and 1999. Companies that generated losses enjoyed the highest returns. A spike in stock-price correlations only made it a more challenging environment for bottom-up stock selection processes.

Portfolio Transactions

The overall result of our portfolio transactions over the last 12 months was a significant reduction in our Health Care allocation and an increase in our underweight positions in Consumer Discretionary and Industrials.

In Health Care, we trimmed the allocation by selling DaVita, Idexx Labs, Endo Pharmaceuticals and Millipore, and buying only wound-care specialist Kinetic Concepts and Lab Corp. To bolster our Consumer Discretionary position, we added Brinker International, Gamestop, and ITT Educational Services. We cut Advance Auto Parts and Strayer Education from the Portfolio. We increased our Industrials exposure by purchasing Emcor Group and Valmont Industries, while selling Brinks.

We bolstered our Financials exposure with the addition of Hudson City Bancorp and Intercontinental Exchange, while selling Federated Investors, and increased our Telecommunications Services exposure with the addition of NII Holdings.

Economic Sectors	% of Total Investments
Consumer Discretionary	16.2%
Consumer Staples	5.0%
Energy	6.6%
Financials	7.0%
Health Care	15.7%
Industrials	11.5%
Information Technology	24.4%
Materials	4.4%
Telecommunication Services	3.8%
Time Deposit	0.8%
Utilities	4.6%
Total	100%

Key Performance Factors

The greatest portion of underperformance came during the sharp market rally which began in early March--and subsequently propelled the broad market nearly 70% higher. This rally produced a difficult environment for the Portfolio as it was primarily fueled by lower-quality names -- those with the lowest return on equity, lowest cash flow relative to net income, and highest debt levels -- which we avoid investing in. However, our performance improved during the second half of the year, generating returns that were more in line with the benchmark.1

Overall, our sector selection was neutral but stock selection was weak. Our underweight position in Industrials and overweight to Materials helped performance. However, our overweight to Health Care and underweight to Information Technology and Consumer Discretionary detracted from performance.

Our stock picks in Industrials and Financials added value. Bucyrus International advanced 205.8%2 and Materials holding Reliance Steel & Aluminum gained 119.4%--both due to rebounding commodities prices. Federated Investors (up 37.7%) and Affiliated Managers Group (60.7%) both fared well as recovering investor sentiment bolstered assets under management. NII Holdings in Telecommunication Services rose 88.4%, thanks to its exposure to surging Latin American markets. Energy holding FMC Technologies more than doubled in value (142.7%) as oil prices moved higher throughout the year.

However, our stock picking was weak in Information Technology, Consumer Discretionary, Health Care, and Energy. Itron edged up 6.0% but underperformed its peers due to weak earnings from continued sluggishness in the housing market, and Harris sank 17.61% due to uncertainty about the defense budget. HealthSpring (-11.8%), Endo Pharmaceuticals (-12.76%), and Immucor (-51.1%) struggled amid the uncertainty surrounding the national health care debate. GameStop (-13.9%) lost ground as video game sales proved to be less defensive than expected in the economic downturn. Disappointing earnings and lower earnings guidance caused Swift Energy to fall 63.1% before it was sold.

Outlook

Looking forward, we expect economic growth to continue and track at an average pace of 2.5% to 3.0% in 2010--fueled by increasing global demand, the rebuilding of inventories, and an improvement in employment and personal incomes. While we expect inflation and interest rates to stay low in the short term, we expect interest rates to start creeping up by year-end. However, the threat of inflation looms for the longer term, although the Federal Reserve is making plans now to deal with this.

The main concern is whether the private economy can stand on its own as the unprecedented fiscal and monetary stimulus begins to wear off, and whether the government has the political will to reduce stimulus spending and shrink government debt. While we believe unemployment has peaked and companies will start adding jobs within the next few months, many states remain in fiscal crisis--which could hurt public sector employment. The improving yet still sluggish housing market and possible tax increases could cast a shadow as well.

With the exception of the Financials sector, corporate America weathered the downturn relatively well, managing to maintain margins through astute cost control. We have a favorable outlook for both corporate profits and the U.S. stock market for 2010. Overall, we expect the market environment in the year ahead to be more favorable for our investment process, as stocks with better-than-average cash flow and profitability retake market leadership.

Sincerely,

/s/Michelle R. Clayman, CFA	/s/Nathaniel Paull, CFA
Michelle R. Clayman, CFA Managing Partner Chief Investment Officer New Amsterdam Partners, LLC	Nathaniel Paull, CFA Partner Senior Portfolio Manager New Amsterdam Partners, LLC
January 2010

1. CVS Calvert Social Mid Cap Growth Portfolio returned 25.3% for the period July 1 through December 31, 2009, versus 25.4% for the Russell Midcap Growth Index.

2. All individual security returns shown reflect total returns for the period held in the portfolio.

As of December 31, 2009, the following companies represented the following percentages of Portfolio net assets: DaVita 0%, Idexx Labs 0%, Endo Pharmaceuticals 0%, Millipore 0%, Kinetic Concepts 2.87%, Lab Corp 1.44%, Brinker International 1.92%, Gamestop 1.90%, ITT Educational Services 2.05%, Advance Auto Parts 0%, Strayer Education 0%, Emcor 1.95%, Valmont Industries 1.16%, Brinks 0%, Hudson City Bancorp 2.00%, Intercontinental Exchange 2.30%, Federated Investors 0%, NII Holdings 1.96%, Bucyrus International 3.69%, Reliance Steel & Aluminum 1.85%, Affiliated Managers Group 2.74%, FMC Technologies 2.91%, Itron 3.24%, Harris 0%, HealthSpring 2.36%, Immucor 0%, and Swift Energy 0%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,248.50	$5.78
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.06	$5.19

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Mid Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social Mid Cap Growth Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Mid Cap Growth Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009
Equity Securities - 99.5%	Shares	Value
Capital Markets - 2.7%
Affiliated Managers Group, Inc.*	13,500	$909,225

Chemicals - 2.6%
Praxair, Inc.	10,700	859,317

Construction & Engineering - 1.9%
EMCOR Group, Inc.*	24,000	645,600

Diversified Consumer Services - 2.1%
ITT Educational Services, Inc.*	7,100	681,316

Diversified Financial Services - 2.3%
IntercontinentalExchange, Inc.*	6,800	763,640

Diversified Telecommunication Services - 1.9%
CenturyTel, Inc.	17,400	630,054

Electronic Equipment & Instruments - 9.6%
Amphenol Corp.	25,400	1,172,972
Dolby Laboratories, Inc.*	19,600	935,508
Itron, Inc.*	15,935	1,076,728
		3,185,208

Energy Equipment & Services - 4.8%
FMC Technologies, Inc.*	16,700	965,928
Superior Energy Services, Inc.*	26,000	631,540
		1,597,468

Food Products - 2.6%
J.M. Smucker Co.	14,000	864,500

Gas Utilities - 4.6%
Energen Corp.	14,400	673,920
Questar Corp.	20,300	843,871
		1,517,791

Health Care Equipment & Supplies - 5.6%
Hospira, Inc.*	17,700	902,700
Kinetic Concepts, Inc.*	25,300	952,545
		1,855,245

Health Care Providers & Services - 7.0%
HealthSpring, Inc.*	44,400	781,884
Laboratory Corp. of America Holdings*	6,400	478,976
Lincare Holdings, Inc.*	28,800	1,069,056
		2,329,916

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - 1.9%
Brinker International, Inc.	42,700	$637,084

Household Durables - 1.8%
Tupperware Brands Corp.	13,100	610,067

Household Products - 2.4%
Church & Dwight Co., Inc.	13,100	791,895

IT Services - 5.9%
Global Payments, Inc.	20,500	1,104,130
Wright Express Corp.*	26,900	857,034
		1,961,164

Leisure Equipment & Products - 1.3%
Polaris Industries, Inc.	9,700	423,211

Life Sciences - Tools & Services - 5.6%
Dionex Corp.*	13,900	1,026,793
Mettler-Toledo International, Inc.*	8,000	839,920
		1,866,713

Machinery - 6.5%
Bucyrus International, Inc.	21,700	1,223,229
SPX Corp.	9,900	541,530
Valmont Industries, Inc.	4,900	384,405
		2,149,164

Metals & Mining - 1.8%
Reliance Steel & Aluminum Co.	14,200	613,724

Multiline Retail - 1.6%
Nordstrom, Inc.	14,000	526,120

Oil, Gas & Consumable Fuels - 1.8%
Denbury Resources, Inc.*	41,000	606,800

Road & Rail - 1.2%
Ryder System, Inc.	9,400	386,998

Software - 6.4%
ANSYS, Inc.*	25,120	1,091,715
Sybase, Inc.*	23,800	1,032,920
		2,124,635

Specialty Retail - 4.2%
GameStop Corp.*	28,700	629,678
Ross Stores, Inc.	17,600	751,696
		1,381,374

Textiles, Apparel & Luxury Goods - 3.4%
Deckers Outdoor Corp.*	11,000	1,118,920

Thrifts & Mortgage Finance - 2.0%
Hudson City Bancorp, Inc.	48,400	664,532

Equity Securities - Cont'd	Shares	Value
Trading Companies & Distributors - 2.0%
WESCO International, Inc.*	24,510	$662,015

Wireless Telecommunication Services - 2.0%
NII Holdings, Inc.*	19,400	651,452

Total Equity Securities (Cost $28,363,946)		33,015,148

	Principal
Time Deposit - 0.8%	Amount
State Street Corp. Time Deposit, 0.00%, 1/4/10	$264,546	264,546

Total Time Deposit (Cost $264,546)		264,546

TOTAL INVESTMENTS (Cost $28,628,492) - 100.3%		33,279,694
Other assets and liabilities, net - (0.3%)		(87,981)
Net Assets - 100%		$33,191,713

Net Assets Consist Of:
Paid-in capital applicable to 1,324,124 shares outstanding;
$0.01 par value 1,000,000,000 shares authorized		$34,582,678
Accumulated net realized gain (loss) on investments		(6,042,167)
Net unrealized appreciation (depreciation) on investments		4,651,202

Net Assets		$33,191,713

Net Asset Value Per Share		$25.07

* Non-income producing security.

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income	$251,431
Interest income	12
Total investment income	251,443
Expenses:
Investment advisory fee	184,905
Transfer agent fees and expenses	19,841
Accounting fees	4,458
Directors' fees and expenses	3,411
Administrative fees	71,118
Custodian fees	9,453
Professional fees	19,100
Miscellaneous	1,072
Total expenses	313,358
Reimbursement from Advisor	(134)
Fees paid indirectly	(45)
Net expenses	313,179

Net Investment Income (Loss)	(61,736)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(4,823,614)
Change in unrealized appreciation (depreciation)	12,974,021

Net Realized and Unrealized Gain
(Loss) on Investments	8,150,407
Increase (Decrease) in Net Assets
Resulting From Operations	$8,088,671

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	($61,736)	($145,415)
Net realized gain (loss)	(4,823,614)	(1,205,750)
Change in unrealized appreciation or (depreciation)	12,974,021	(16,344,914)

Increase (Decrease) in Net Assets
Resulting From Operations	8,088,671	(17,696,079)

Distributions to shareholders from:
Net realized gain	--	(277,682)

Capital share transactions:
Shares sold	1,719,461	4,774,793
Reinvestment of distributions	--	277,682
Shares redeemed	(4,893,385)	(12,856,723)
Total capital share transactions	(3,173,924)	(7,804,248)

Total Increase (Decrease) in Net Assets	4,914,747	(25,778,009)

Net Assets
Beginning of year	28,276,966	54,054,975
End of year	$33,191,713	$28,276,966

Capital Share Activity
Shares sold	83,311	166,775
Reinvestment of distributions	--	14,874
Shares redeemed	(248,257)	(463,044)
Total capital share activity	(164,946)	(281,395)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies

General: Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities*	$33,015,148	--	--	$33,015,148
Other Debt Obligations	--	$264,546	--	264,546
TOTAL	$33,015,148	$264,546	--	$33,279,694

* For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio's average daily net assets. Under the terms of the agreement, $18,046 was payable at year end. In addition, $9,085 was payable at year end for operating expenses paid by the Advisor during December 31, 2009.

The Advisor voluntarily reimbursed the Portfolio for expenses of $134 for the year ended December 31, 2009.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $6,941 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,303 for the year ended December 31, 2009. Under the terms of the agreement, $243 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $16,952,739 and $19,333,188 respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-16	$1,183,132
31-Dec-17	4,306,055

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:
	2009	2008
Distributions paid from:
Ordinary income	$--	$277,682
Total	$--	$277,682

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$5,759,788
Unrealized (depreciation)	(1,661,566)
Net unrealized appreciation/(depreciation)	$4,098,222
Capital loss carryforward	($5,489,187)
Federal income tax cost of investments	$29,181,472

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses.
Undistributed net investment income	$61,736
Paid-in capital	(61,736)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2009.

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$18.99	$30.53	$28.30
Income from investment operations
Net investment income	(.05)	(.10)	(.14)
Net realized and unrealized gain (loss)	6.13	(11.25)	3.00
Total from investment operations	6.08	(11.35)	2.86
Distributions from
Net realized gain	--	(.19)	(.63)
Total distributions	--	(.19)	(.63)
Total increase (decrease) in net asset value	6.08	(11.54)	2.23
Net asset value, ending	$25.07	$18.99	$30.53

Total return*	32.02%	(37.17%)	10.09%
Ratios to average net assets: A
Net investment income (loss)	(.22%)	(.33%)	(.50%)
Total expenses	1.10%	1.18%	1.18%
Expenses before offsets	1.10%	1.18%	1.18%
Net expenses	1.10%	1.16%	1.16%
Portfolio turnover	61%	51%	59%
Net assets, ending (in thousands)	$33,192	$28,277	$54,055

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$26.47	$26.36
Income from investment operations
Net investment income (loss)	(.16)	(.22)
Net realized and unrealized gain (loss)	1.99	.33
Total from investment operations	1.83	.11
Total increase (decrease) in net asset value	1.83	.11
Net asset value, ending	$28.30	$26.47

Total return*.	6.91%	.42%
Ratios to average net assets: A
Net investment income (loss)	(.51%)	(.73%)
Total expenses	1.17%	1.20%
Expenses before offsets	1.17%	1.19%
Net expenses	1.15%	1.17%
Portfolio turnover	38%	142%
Net assets, ending (in thousands)	$49,093	$57,718

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one-year period ended June 30, 2009, at the median for the three-year period and below the median for the five-year period. The Portfolio underperformed the Lipper index for the one-, three- and five-year periods ended June 30, 2009. The Board took into account the Portfolio's performance over the more recent periods. The Board also took into account management's discussion of the Portfolio's performance and its plans with respect to the Portfolio. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board considered the subadvisory fee paid to the Subadvisor by the Advisor in comparison to fees paid by similar institutional clients. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee and the subadvisory fee was negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Portfolio's performance; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Core
Strategies Portfolio

Annual Report

December 31, 2009

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
7	Shareholder Expense Example
8	Report of Independent Registered Public Accounting Firm
9	Statement of Net Assets
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Notes to Financial Statements
20	Financial Highlights
22	Explanation of Financial Tables
23	Proxy Voting
24	Availability of Quarterly Portfolio Holdings
24	Basis of Board's Approval of Investment Advisory Contracts
28	Director and Officer Information Table

Ameritas Core Strategies Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Thornburg Investment Management, Inc.

Performance

The year just ended has been rewarding, both on an absolute basis and relative to our benchmark. Ameritas Core Strategies Portfolio returned 43.44% versus a 26.46% return for the Standard & Poor's 500 Index. A year ago we wrote, "Today we are more worried about deflationary pressures than inflationary ones, and a domestic, or even global recession, is much more likely." As we write this letter, our concern about potential deflation has diminished. Our fears regarding global recession were realized, but we believe that both the global and domestic recessions have ended and that economic growth should be positive in the coming year.

Core Strategies Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	43.44%
Five year	3.86%
Ten year	-5.23%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

January 2009 began with credit fears permeating the market. In November 2008 and again in March 2009, the equity and debt markets experienced panic. In November 2008, voters elected President Barack Obama, and his team enacted massive economic stimulus programs after he took office. Equally important, the Treasury and Federal Reserve worked together to ensure liquidity in a variety of fixed-income markets and to reassure investors that the government had no desire to nationalize the nation's largest banks. By December 31, 2009, the S&P 500 Index had risen more 68% from the March 9 bottom and credit spreads had improved at a rate that was unparalleled in modern history.

Portfolio Strategy

The rally off the bottom has been broad-based, with Information Technology, Consumer Discretionary, and Materials stocks all delivering strong performance. Our basket approach served us well in this environment as our Information Technology, Consumer Staples, Consumer Discretionary, Energy, Industrials, and Telecommunications stocks all contributed to the portfolio's strong performance. During the crisis, we made select bond investments that were intended to manage risk while providing an opportunity for a strong return. The result was gratifying, with our fixed-income investments delivering returns even higher than our equity investments during the year. Many of our bonds have hit price targets and been sold. We expect our fixed-income exposure to return to historically normal levels of under 5% of the portfolio over the intermediate to long term.

Looking forward, it appears we have avoided further crisis at the cost of increasing the government debt and the level of government involvement in the economy. The impact of increased national debt and government regulation on share prices may not be evident in the near term, but the former is likely a precursor toward either higher taxes or an inflationary monetary policy--and neither of those likelihoods are shareholder friendly. Similarly, increased government regulation has the potential to lower the economic growth rate and hamper corporate profitability. However, the potentially less friendly regulatory and interest-rate environments are offset by what appears to be unusually attractive valuations. Although stocks are up sharply off the bottom, they are still down significantly from their peaks and it is possible that corporate profits will hit record levels in 2011.

In this challenging environment, we are focused on executing the same investment philosophy and approach that has been successful in the past. We continue to look for promising companies selling at a discount, and we attempt to buy them when they are out of favor. Our basket approach is intended to provide a portfolio with a spectrum of opportunities as well as diversification of risks. In our Consistent Earner basket, we own stocks we believe will prove more resilient than the average U.S. stock in a tough environment. Within our Basic Value and Emerging Franchise baskets, we invest in companies we believe will lead when investors realize that the U.S. and global economies will eventually recover. After all, sound cash-generating businesses do have value.

Some of our top contributors for the year included Microsoft, US Bancorp, DirecTV, Corning, and bonds issued by Hartford Financial Group. Microsoft is benefiting from the Windows 7 upgrade cycle that is under way. The company is also well positioned to complete tuck-in acquisitions in other strategically important growth verticals during 2010. US Bancorp shares declined 60%1 during the early part of the fiscal year, despite having a strong fundamental outlook, and we were fortunate to buy them at what we believe was near the stock's bottom. We view US Bancorp as a well-managed bank that avoided the big mistakes made by most of their competitors. They have been consistently profitable throughout the downturn and we believe they will likely emerge from this recession with increased market share and higher profit margins. DirecTV delivered solid financial results with high single-digit percentage subscriber growth during an economic downturn. For Corning, investors underestimated the global demand for flat-panel televisions and the need to rebuild previous LCD TV inventories.

Hartford Insurance Group is a major provider of life and property and casualty insurance. Hartford seemed vulnerable when both the bond and stock markets collapsed because their fixed-income portfolio was five times as large as their market capitalization and their primary life insurance product was a variable annuity that provided a minimum guaranteed return on investments that were tied to the stock market. Our analysis indicated that Hartford could weather the storm even if equity and debt markets got worse. Happily, both markets rallied strongly, causing the company's equity and debt to rally, too.

Some of the stocks that hurt performance included Mitsubishi UFJ, Gilead Sciences, Allstate, Eli Lilly, and NCR. Despite its performance, we believe Mitsubishi UFJ is still trading at a fraction of book value and the long-term prospects for the business are intact. We also continue to hold Gilead, because in our opinion its valuation remains compelling and recent weak fundamental performance (against our very high expectations) should prove temporary. However, Allstate is a personal lines insurer with exposure to commercial real estate in its asset portfolio. When AIG sold its controlling interest in Transatlantic Reinsurance Company, we sold Allstate and bought Transatlantic because we felt more comfortable with the latter's conservative investment portfolio and with its global growth potential. Eli Lilly was hurt by a high-priced acquisition of biotech company Imclone, which disappointed investors who were hoping for a more shareholder-friendly use of the cash. Fears regarding potential healthcare reform initiatives in Congress also provided major headwinds for the stock. Performance of NCR was hampered by weakness in its retail point-of-sale network as well as the ongoing slow rebound in bank capital spending trends on ATMs.
Economic Sectors	% of Total Investments
Communications	0.1%
Consumer Discretionary	8.7%
Consumer Staples	0.3%
Consumer, Non-cyclical	1.3%
Energy	9.3%
Financials	21.5%
Health Care	13.9%
Industrials	2.0%
Information Technology	19.9%
Materials	5.4%
Technology	0.4%
Telecommunication Services	9.5%
Time Deposit	4.6%
Utilities	3.1%
Total	100%

Outlook

The success of corporations in cutting costs and refinancing or repaying debt has created the possibility that share prices may recover sooner and with much greater strength than the economy. The scope of government intervention and the degree of wealth destruction from declining asset markets make this market unique. The headwinds facing economic growth and consumer spending are substantial. Through our bottom-up fundamental analysis, we have found companies we believe will benefit from global economic growth and which are not dependent upon a recovery in U.S. consumer spending. The share prices of these companies may also benefit from the weak U.S. dollar and sustained low interest rates. As always, there are risks and uncertainties, but we are cautiously optimistic regarding the outlook for equities in general.

We continue to believe that a portfolio of promising companies selling at a discount to underlying value can offer investors the potential for attractive returns without excessive risk. As we head into 2010, we are committed to keeping the same investment process and philosophy that have served the value strategy well since its inception. Thank you for your support.

See the prospectus supplement included at the back of this report for an update on the Portfolio's investment objective and investment strategies.

January 2010

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of December 31, 2009, the following companies represented the following percentages of Portfolio net assets: Microsoft 3.5%, US Bancorp 2.6%, DirecTV 2.6%, Corning 1.1%, Hartford Financial Group bonds 1.2% , Mitsubishi UFJ 1.7%, Gilead Sciences 2.0%, Allstate 0%, Transatlantic Reinsurance Company 2.3%, Eli Lilly 2.7%, and NCR 1.0%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,219.90	$5.14
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.58	$4.68

* Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Core Strategies Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Core Strategies Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Core Strategies Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009

Equity Securities - 88.8%	Shares	Value
Aerospace & Defense - 2.0%
Boeing Co.	46,500	$2,517,045

Biotechnology - 2.0%
Gilead Sciences, Inc.*	59,300	2,566,504

Capital Markets - 0.9%
Goldman Sachs Group, Inc.	6,995	1,181,036

Chemicals - 2.7%
Monsanto Co.	41,600	3,400,800

Commercial Banks - 6.6%
Fifth Third Bancorp	126,561	1,233,970
KeyCorp	317,100	1,759,905
Mitsubishi UFJ Financial Group, Inc. (ADR)	438,300	2,156,436
US Bancorp	143,800	3,236,938
		8,387,249

Computers & Peripherals - 4.4%
Dell, Inc.*	302,700	4,346,772
NCR Corp.*	110,600	1,230,978
		5,577,750

Diversified Financial Services - 2.0%
ING Groep NV (ADR)*	260,600	2,556,486

Diversified Telecommunication Services - 2.9%
AT&T, Inc.	83,300	2,334,899
Level 3 Communications, Inc.*	875,900	1,340,127
		3,675,026

Electric Utilities - 3.1%
Entergy Corp.	48,130	3,938,959

Electronic Equipment & Instruments - 1.1%
Corning, Inc.	73,873	1,426,487

Energy Equipment & Services - 1.9%
Smith International, Inc.	89,700	2,437,149

Food & Staples Retailing - 0.4%
Rite Aid Corp.*	292,500	441,675

Health Care Equipment & Supplies - 2.0%
Varian Medical Systems, Inc.*	54,815	2,568,083

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 1.2%
Community Health Systems, Inc.*	42,440	$1,510,864

Health Care Technology - 0.4%
Eclipsys Corp.*	24,213	448,425

Hotels, Restaurants & Leisure - 1.1%
Life Time Fitness, Inc.*	56,100	1,398,573

Insurance - 7.2%
ACE Ltd.*	45,800	2,308,320
Hartford Financial Services Group, Inc.	98,555	2,292,389
Swiss Reinsurance (ADR)	32,450	1,563,766
Transatlantic Holdings, Inc.	57,000	2,970,270
		9,134,745

IT Services - 8.2%
Amdocs Ltd.*	95,000	2,710,350
Fiserv, Inc.*	74,700	3,621,456
Paychex, Inc.	58,500	1,792,440
Visa, Inc.	26,159	2,287,866
		10,412,112

Life Sciences - Tools & Services - 3.6%
Thermo Fisher Scientific, Inc.*	95,600	4,559,164

Media - 7.6%
Comcast Corp., Special Class A	227,750	3,646,278
DIRECTV*	97,400	3,248,290
DISH Network Corp.	129,100	2,681,407
		9,575,975

Metals & Mining - 2.7%
United States Steel Corp.	62,300	3,433,976

Oil, Gas & Consumable Fuels - 7.4%
ConocoPhillips	84,800	4,330,736
Gazprom OAO (ADR)	26,900	673,845
Marathon Oil Corp.	137,700	4,298,994
		9,303,575

Pharmaceuticals - 4.7%
Eli Lilly & Co.	93,975	3,355,847
Roche Holding AG (ADR)	59,900	2,527,780
		5,883,627

Semiconductors & Semiconductor Equipment - 1.0%
ON Semiconductor Corp.*	143,250	1,262,032

Equity Securities - Cont'd	Shares	Value
Software - 5.1%
ANSYS, Inc.*	47,800	$2,077,388
Microsoft Corp.	144,400	4,402,756
		6,480,144

Wireless Telecommunication Services - 6.6%
China Mobile Ltd. (ADR)	66,440	3,084,809
Crown Castle International Corp.*	99,667	3,891,000
Leap Wireless International, Inc.*	81,100	1,423,305
		8,399,114

Total Equity Securities (Cost $107,800,162)		112,476,575

	Principal
Corporate Bonds - 6.5%	Amount
Fifth Third Capital Trust IV, 6.50% to 4/15/17, floating rate thereafter to 4/15/67 (r)	$880,000	642,400
General Electric Capital Corp., 6.375% to 11/15/17, floating rate thereafter to 11/15/67 (r)	259,000	224,683
Glen Meadow Pass-Through Trust, 6.505% to 2/15/17, floating rate thereafter to 2/12/67 (e)(r)	1,210,000	889,350
Goldman Sachs Capital II, 5.793% to 6/1/12, floating rate thereafter to 12/29/49 (r)	515,000	396,419
Goldman Sachs Capital III, 1.026%, 9/29/49 (r)	484,000	313,350
Hartford Financial Services Group, Inc., 8.125% to 6/15/18, floating rate thereafter to 6/15/38 (r)	1,614,000	1,547,778
Hertz Global Holdings, Inc., 5.25%, 6/1/14	1,016,000	1,659,992
JPMorgan Chase Capital XXI, 1.231%, 1/15/87 (r)	527,000	360,046
JPMorgan Chase Capital XXIII, 1.273%, 5/15/47 (r)	2,303,000	1,589,807
Level 3 Communications, Inc., 2.875%, 7/15/10	65,000	63,405
ON Semiconductor Corp., 2.625%, 12/15/26	488,000	542,705

Total Corporate Bonds (Cost $4,758,322)		8,229,935

Time Deposit - 4.6%
State Street Corp. Time Deposit, 0.00%, 1/4/10	5,756,200	5,756,200

Total Time Deposit (Cost $5,756,200)		5,756,200

TOTAL INVESTMENTS (Cost $118,314,684) - 99.9%		126,462,710
Other assets and liabilities, net - 0.1%		129,337
Net Assets - 100%		$126,592,047

Net Assets Consist Of:
Paid-in capital applicable to 7,697,840 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$149,202,042
Undistributed net investment income		159,153
Accumulated net realized gain (loss) on investments		(30,917,174)
Net unrealized appreciation (depreciation) on investments		8,148,026

Net Assets		$126,592,047

Net Asset Value Per Share		$16.45

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipt

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $10,117)	$1,650,736
Interest income	776,188
Total investment income	2,426,924

Expenses:
Investment advisory fee	748,543
Transfer agent fees and expenses	14,965
Accounting fees	16,846
Directors' fees and expenses	13,465
Administrative fees	49,903
Custodian fees	21,267
Reports to shareholders	29,280
Professional fees	24,950
Miscellaneous	6,722
Total expenses	925,941
Fees paid indirectly	(148)
Net expenses	925,793

Net Investment Income	1,501,131

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(5,762,428)
Change in unrealized appreciation (depreciation)	41,363,279

Net Realized and Unrealized Gain
(Loss) on Investments	35,600,851

Increase (Decrease) in Net Assets
Resulting From Operations	$37,101,982

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,501,131	$947,818
Net realized gain (loss)	(5,762,428)	(14,358,888)
Change in unrealized appreciation (depreciation)	41,363,279	(37,613,635)

Increase (Decrease) in Net Assets
Resulting From Operations	37,101,982	(51,024,705)

Distributions to shareholders from:
Net investment income	(1,443,621)	(954,182)
Net realized gain	--	(3,266,359)
Total distributions	(1,443,621)	(4,220,541)

Capital share transactions:
Shares sold	16,392,610	27,401,559
Reinvestment of distributions	1,443,611	4,220,541
Shares redeemed	(8,162,322)	(10,027,459)
Total capital share transactions	9,673,899	21,594,641

Total Increase (Decrease) in Net Assets	45,332,260	(33,650,605)

Net Assets
Beginning of year	81,259,787	114,910,392
End of year (including undistributed net investment
income of $159,153 and $105,635, respectively)	$126,592,047	$81,259,787

Capital Share Activity
Shares sold	1,230,613	1,649,762
Reinvestment of distributions	87,175	368,606
Shares redeemed	(626,585)	(604,043)
Total capital share activity	691,203	1,414,325

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Ameritas Core Strategies Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$112,476,575	--	--	$112,476,575
Corporate debt	--	$8,229,935	--	8,229,935
Other debt obligations	--	5,756,200	--	5,756,200
TOTAL	$112,476,575	$13,986,135	--	$126,462,710

* For further breakdown of Equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.75% of the Portfolio's average daily net assets. Under terms of the agreement, $79,491 was payable at year end. In addition, $13,268 was payable at year end for operating expenses paid by the Advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2010. The contractual expense cap is 0.95%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $5,299 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $13,258 for the year ended December 31, 2009. Under the terms of the agreement, $1,457 was payable at year end. Boston Financial Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $82,947,864 and $71,663,822, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec- 10	$9,883,188
31-Dec-16	15,142,774
31-Dec-17	4,955,593

The Portfolio's use of capital loss carryforwards may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:
	2009	2008
Distributions paid from:
Ordinary income	$1,443,621	$1,338,935
Long term capital gain	--	2,881,606
Total	$1,443,621	$4,220,541

As of December 31, 2009, the tax basis components of distributable earnings (accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$17,003,215
Unrealized (depreciation)	(9,790,808)
Net unrealized appreciation/(depreciation)	$7,212,407
Undistributed ordinary income	$159,153
Capital loss carryforward	($29,981,555)
Federal income tax cost of investments	$119,250,303

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and capital loss carryovers subject to limitations under Internal Revenue Code section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary -permanent differences causing such reclassifications for the Portfolio are due to prior year investment in partnerships and litigation settlements.

Undistributed net investment income	($3,992)
Accumulated net realized gain (loss)	3,992

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2009.

For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$3,201	1.10%	$167,647	August 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 98.7% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$11.60	$20.55	$21.01
Income from investment operations
Net investment income	.20	.14	.16
Net realized and unrealized gain (loss)	4.84	(8.45)	1.31
Total from investment operations	5.04	(8.31)	1.47
Distributions from
Net investment income	(.19)	(.15)	(.15)
Net realized gain	--	(.49)	(1.78)
Total distributions	(.19)	(.64)	(1.93)
Total increase (decrease) in net asset value	4.85	(8.95)	(.46)
Net asset value, ending	$16.45	$11.60	$20.55

Total return*	43.44%	(40.41%)	6.96%
Ratios to average net assets: A
Net investment income	1.50%	.94%	.85%
Total expenses	.93%	.94%	.93%
Expenses before offsets	.93%	.94%	.93%
Net expenses	.93%	.92%	.91%
Portfolio turnover	76%	77%	80%
Net assets, ending (in thousands)	$126,592	$81,260	$114,910

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$17.80	$16.55
Income from investment operations
Net investment income	.14	.09
Net realized and unrealized gain (loss)	3.72	1.34
Total from investment operations	3.86	1.43
Distributions from
Net investment income	(.14)	(.09)
Net realized gain	(.51)	(.09)
Total distributions	(.65)	(.18)
Total increase (decrease) in net asset value	3.21	1.25
Net asset value, ending	$21.01	$17.80

Total return*	21.66%	8.66%
Ratios to average net assets: A
Net investment income	.72%	.54%
Total expenses	.94%	.97%
Expenses before offsets	.94%	.97%
Net expenses	.91%	.91%
Portfolio turnover	76%	61%
Net assets, ending (in thousands)	$81,647	$67,891

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2009. The data also indicated that the Portfolio had outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2009. Based upon its review, the Board concluded that the Portfolio's performance is satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were also above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board considered the subadvisory fee paid to the Subadvisor by the Advisor in comparison to fees paid by similar institutional clients. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee and the subadvisory fee was negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas MidCap
Growth Portfolio

Annual Report

December 31, 2009

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
7	Shareholder Expense Example
8	Report of Independent Registered Public Accounting Firm
9	Statement of Net Assets
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Notes to Financial Statements
29	Financial Highlights
31	Explanation of Financial Tables
32	Proxy Voting
33	Availability of Quarterly Portfolio Holdings
33	Basis for Board's Approval of Investment Advisory Contracts
37	Director and Officer Information Table

Ameritas Midcap Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Performance

Ameritas MidCap Growth Portfolio posted a total return of 51.96% in 2009, outperforming the Portfolio's former benchmark, the Russell MidCap Growth Index, which returned 46.29% for the year. The Portfolio's new benchmark, the Standard & Poor's (S&P) MidCap 400 Index, which was approved at the December meeting of the Portfolio's Board of Directors, returned 37.38%. Stock selection drove the Portfolio's good relative performance for the period.

The Portfolio's Board of Directors has recommended that Ameritas MidCap Growth Portfolio, a series of Calvert Variable Series, Inc., merge into Summit MidCap 400 Index Portfolio, a series of Summit Mutual Fund, Inc., through an exchange of assets. The Board found that the proposed merger would offer shareholders the opportunity to pursue their investment goals in a larger Portfolio with a comparable or stronger performance history that may benefit from economies of scale over the long term.

In addition, the Board approved a change in subadvisor, effective December 11, 2009, from Fred Alger Management, Inc. to Summit Investment Partners, Inc. ("Summit"), an affiliated company of the Portfolio's advisor, Calvert Asset Management Company. Ameritas MidCap Growth Portfolio shareholders will receive a prospectus/proxy statement describing the transaction and will be asked to vote on the proposed exchange of assets and the change of subadvisor. Please refer to the prospectus supplement at the back of this report and the separate prospectus/proxy statement document that you will receive from the Portfolio for more detailed information.

Also in connection with the proposed merger, the Portfolio has changed its investment strategy from an active to a passive strategy, and has made a corresponding change to its benchmark index from the Russell MidCap Growth Index to the S&P MidCap 400 Index, as noted above.

MidCap Growth Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

$25,000
$20,000
$15,000
$10,000
$5,000
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
Ameritas MidCap Growth Portfolio - $12,913
S&P MidCap 400 Index - $18,527
Russell Midcap Growth Index - $9,491

Average Annual Total Return
(period ended 12.31.09)
One year	51.96%
Five year	1.13%
Ten year	2.59%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

New subadvisor assumed management of the Portfolio effective December 2009.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Market Review

In 2009, U.S. equity markets rebounded from the previous year's losses as investors began to perceive that the global financial crisis was easing and "green shoots" of a global economic recovery emerged early in the year. In U.S. markets, this rally resulted in double-digit positive returns for the year. Mid-cap growth stocks were the top performers, with the Russell MidCap Growth Index up 46.29% for the year. Large- and small-cap stocks lagged behind, with the Russell 1000 Index and Russell 2000 Index returning 28.43% and 27.17%, respectively.

The Energy, Information Technology, and Consumer Discretionary sectors were the best performers in the Russell MidCap Growth Index, with all up more than 60% for the period. While all sectors in the benchmark gained more than 20% for the year, the Industrials, Utilities, and Telecommunication Services sectors were the weaker relative performers.
Economic Sectors	% of Total Investments
Consumer Discretionary	13.7%
Consumer Staples	3.8%
Energy	6.6%
Financials	18.4%
Government	0.3%
Health Care	11.3%
Industrials	14.0%
Information Technology	15.0%
Materials	6.1%
Telecommunication Services	0.8%
Time Deposit	3.5%
Utilities	6.5%
Total	100%

Portfolio Review

The Portfolio outperformed its Russell MidCap Growth benchmark by 5.67 percentage points in 2009. Stock selection in three sectors drove the relative outperformance.

Sector weighting variances had little impact on returns during the period. On the other hand, the strong relative performance of holdings in the Information Technology (Apple and Cognizant Technologies), Telecommunication Services (Starent Networks and SBA Communications), and Energy (Quicksilver Resources, Patriot Coal, and Weatherford International) sectors made the greatest contribution to the Portfolio's good showing for the year.

Outlook

The extreme pessimism in the markets in early 2009 created some of the most attractive investment opportunities on record for long-term investors with domestic, international, and emerging market equities rising from the March 9 bottom 69%, 79%, and 108%, respectively. We believe that the unprecedented excesses of multiple asset price bubbles in 2007-2008, particularly the excessive amount of leverage in the economy, are being gradually flushed out of the system and a healthy foundation is emerging from which the economy can recover.

As global equity markets bounced back during 2009, however, rapidly rising stock valuations may have become prematurely extended and earnings expectations somewhat stretched. During the economic downturn, companies worldwide aggressively cut costs and slashed inventories, which made for healthier margins, better productivity, and better earnings profiles despite anemic top-line growth. Going forward, any improvement in the top line should be a big positive for these leaner companies. However, if the top line remains anemic and companies run out of opportunities to slash costs further, earnings comparisons in the coming quarters could be disappointing.

In the Financials sector, while the franchise value of large global banks was certainly salvaged through government rescue efforts worldwide, the extent to which they are able to leverage their business models will continue to be constrained, with long-term negative implications for earnings in that sector.

While we think that potential challenges to the earnings story can generate some negative surprises and volatility in the equity markets in the first half of 2010, we believe that markets in the longer term should begin to recover when investors get a firmer confirmation of improvement in economic and earnings data. So far, inflation seems to remain at bay, which should help support corporate recovery.

Looking forward, we believe that the 2009 economic data will confirm that the U.S. economic recovery is on track but is likely to be more protracted than the market originally expected, with consumer demand slow to recover and manufacturing providing a larger portion of the economic growth than usual.

Despite many encouraging signs of economic recovery from what is now a two-year long recession, some still place a high probability on a double-dip recession which, if it transpires, is likely to send riskier assets into another tailspin. We do not see this scenario as highly likely, but it is still possible given the weakness of the consumer and service sectors. At the other end of the spectrum, a V-shaped recovery seems less likely, given the relatively weak consumer demand story. The more likely outcome seems to be a gradual, smile-shaped economic recovery that may prove to be more robust in the long run.

Sincerely,

/s/Natalie A. Trunow

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Asset Management Company

January 2010

As of December 31, 2009, the following companies represented the following percentages of Portfolio net assets: Apple 0%, Cognizant Technologies 0%, Starent Networks 0%, SBA Communications 0%, Quicksilver Resources 0.2%, Patriot Coal 0.1%, and Weatherford International 0%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,255.80	$5.34
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.47	$4.79

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas MidCap Growth Portfolio:

We have audited the accompanying statement of net assets of the Ameritas MidCap Growth Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas MidCap Growth Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

Statement of Net Assets

December 31, 2009
Equity Securities - 96.4%	Shares	Value
Aerospace & Defense - 0.6%
Alliant Techsystems, Inc.*	1,333	$117,664
BE Aerospace, Inc.*	4,098	96,303
		213,967

Airlines - 0.3%
Airtran Holdings, Inc.*	5,266	27,489
Alaska Air Group, Inc.*	1,422	49,144
JetBlue Airways Corp.*	8,684	47,328
		123,961

Auto Components - 0.7%
BorgWarner, Inc.	4,725	156,965
Gentex Corp.	5,580	99,603
		256,568

Automobiles - 0.1%
Thor Industries, Inc.	1,437	45,122

Beverages - 0.5%
Hansen Natural Corp.*	2,934	112,666
PepsiAmericas, Inc.	2,269	66,391
		179,057

Biotechnology - 1.3%
OSI Pharmaceuticals, Inc.*	2,350	72,921
United Therapeutics Corp.*	1,895	99,772
Vertex Pharmaceuticals, Inc.*	7,784	333,544
		506,237

Building Products - 0.2%
Lennox International, Inc.	1,967	76,792

Capital Markets - 1.9%
Affiliated Managers Group, Inc.*	1,689	113,754
Apollo Investment Corp.	7,037	67,063
Eaton Vance Corp.	4,758	144,691
Jefferies Group, Inc.*	4,963	117,772
Raymond James Financial, Inc.	4,001	95,104
SEI Investments Co.	5,262	92,190
Waddell & Reed Financial, Inc.	3,478	106,218
		736,792

Chemicals - 3.1%
Albemarle Corp.	3,708	134,860
Ashland, Inc.	3,015	119,454
Cabot Corp.	2,648	69,457
Cytec Industries, Inc.	1,963	71,492
Lubrizol Corp.	2,739	199,810
Minerals Technologies, Inc.	758	41,288

Equity Securities - Cont'd	Shares	Value
Chemicals - Cont'd
Olin Corp.	3,169	$55,521
RPM International, Inc.	5,222	106,163
Scotts Miracle-Gro Co.	1,811	71,190
Sensient Technologies Corp.	1,975	51,944
Terra Industries, Inc.	4,042	130,112
Valspar Corp.	4,084	110,840
		1,162,131

Commercial Banks - 3.1%
Associated Banc-Corp.	5,179	57,021
BancorpSouth, Inc.	2,973	69,747
Bank of Hawaii Corp.	1,939	91,249
Cathay General Bancorp	2,504	18,905
City National Corp.	1,751	79,846
Commerce Bancshares, Inc.	2,957	114,495
Cullen/Frost Bankers, Inc.	2,417	120,850
FirstMerit Corp.	3,479	70,067
Fulton Financial Corp.	7,131	62,182
International Bancshares Corp.	2,099	39,734
PacWest Bancorp	1,205	24,281
SVB Financial Group*	1,659	69,164
Synovus Financial Corp.	19,460	39,893
TCF Financial Corp.	4,526	61,644
Trustmark Corp.	2,265	51,053
Valley National Bancorp	5,968	84,328
Webster Financial Corp.	2,597	30,826
Westamerica Bancorporation	1,183	65,503
Wilmington Trust Corp.	2,807	34,638
		1,185,426

Commercial Services & Supplies - 1.6%
Brink's Co.	1,938	47,171
Clean Harbors, Inc.*	923	55,020
Copart, Inc.*	2,726	99,854
Corrections Corp. of America*	4,666	114,550
Deluxe Corp.	2,071	30,630
Herman Miller, Inc.	2,263	36,163
HNI Corp.	1,822	50,342
Mine Safety Appliances Co.	1,223	32,446
Rollins, Inc.	1,767	34,068
Waste Connections, Inc.*	3,245	108,188
		608,432

Communications Equipment - 1.9%
3Com Corp.*	15,842	118,815
ADC Telecommunications, Inc.*	3,914	24,306
Adtran, Inc.	2,263	51,031
Ciena Corp.*	3,700	40,108
CommScope, Inc.*	3,792	100,602
F5 Networks, Inc.*	3,189	168,953
Palm, Inc.*	6,489	65,149

Equity Securities - Cont'd	Shares	Value
Communications Equipment - Cont'd
Plantronics, Inc.	1,980	$51,440
Polycom, Inc.*	3,405	85,023
		705,427

Computers & Peripherals - 0.4%
Diebold, Inc.	2,684	76,360
NCR Corp.*	6,437	71,644
		148,004

Construction & Engineering - 1.4%
AECOM Technology Corp.*	4,469	122,897
Granite Construction, Inc.	1,363	45,879
KBR, Inc.	6,498	123,462
Shaw Group, Inc.*	3,385	97,319
URS Corp.*	3,415	152,036
		541,593

Construction Materials - 0.4%
Martin Marietta Materials, Inc.	1,804	161,296

Consumer Finance - 0.2%
AmeriCredit Corp.*	3,887	74,008

Containers & Packaging - 1.4%
AptarGroup, Inc.	2,742	97,999
Greif, Inc.	1,385	74,762
Packaging Corp. of America	4,170	95,952
Silgan Holdings, Inc.	1,080	62,510
Sonoco Products Co.	4,046	118,346
Temple-Inland, Inc.	4,314	91,069
		540,638

Distributors - 0.3%
LKQ Corp.*	5,702	111,702

Diversified Consumer Services - 1.7%
Brink's Home Security Holdings, Inc.*	1,854	60,515
Career Education Corp.*	2,794	65,128
Corinthian Colleges, Inc.*	3,529	48,594
ITT Educational Services, Inc.*	1,284	123,213
Matthews International Corp.	1,229	43,544
Regis Corp.	2,313	36,013
Service Corp. International	10,168	83,276
Sotheby's	2,709	60,898
Strayer Education, Inc.	566	120,269
		641,450

Diversified Financial Services - 0.3%
MSCI, Inc.*	4,181	132,956

Equity Securities - Cont'd	Shares	Value

Diversified Telecommunication Services - 0.4%
Cincinnati Bell, Inc.*	8,586	$29,622
tw telecom, Inc.*	6,220	106,611
		136,233
Electric Utilities - 1.8%
Cleco Corp.	2,450	66,958
DPL, Inc.	4,838	133,529
Great Plains Energy, Inc.	5,476	106,180
Hawaiian Electric Industries, Inc.	3,709	77,518
IDACORP, Inc.	1,914	61,152
NV Energy, Inc.	9,504	117,660
PNM Resources, Inc.	3,511	44,414
Westar Energy, Inc.	4,409	95,763
		703,174

Electrical Equipment - 1.3%
AMETEK, Inc.	4,355	166,535
Hubbell, Inc., Class B	2,384	112,763
Regal-Beloit Corp.	1,451	75,365
Thomas & Betts Corp.*	2,141	76,626
Woodward Governor Co.	2,284	58,859
		490,148

Electronic Equipment & Instruments - 2.4%
Arrow Electronics, Inc.*	4,846	143,490
Avnet, Inc.*	6,120	184,579
Ingram Micro, Inc.*	6,604	115,240
Itron, Inc.*	1,620	109,463
National Instruments Corp.	2,295	67,588
Tech Data Corp.*	2,036	95,000
Trimble Navigation Ltd.*	4,853	122,296
Vishay Intertechnology, Inc.*	7,560	63,126
		900,782

Energy Equipment & Services - 2.8%
Atwood Oceanics, Inc.*	2,290	82,098
Exterran Holdings, Inc.*	2,531	54,290
Helix Energy Solutions Group, Inc.*	3,687	43,322
Helmerich & Payne, Inc.	4,272	170,367
Oceaneering International, Inc.*	2,222	130,031
Patterson-UTI Energy, Inc.	6,223	95,523
Pride International, Inc.*	7,032	224,391
Superior Energy Services, Inc.*	3,167	76,926
Tidewater, Inc.	2,094	100,407
Unit Corp.*	1,636	69,530
		1,046,885

Food & Staples Retailing - 0.3%
BJ's Wholesale Club, Inc.*	2,248	73,532
Ruddick Corp.	1,651	42,480
		116,012

Equity Securities - Cont'd	Shares	Value
Food Products - 1.5%
Corn Products International, Inc.	3,023	$88,362
Flowers Foods, Inc.	3,138	74,559
Green Mountain Coffee Roasters, Inc.*	1,410	114,873
Lancaster Colony Corp.	785	39,014
Ralcorp Holdings, Inc.*	2,293	136,915
Smithfield Foods, Inc.*	5,705	86,659
Tootsie Roll Industries, Inc.	1,066	29,187
		569,569

Gas Utilities - 2.3%
AGL Resources, Inc.	3,130	114,151
Atmos Energy Corp.	3,738	109,897
Energen Corp.	2,905	135,954
National Fuel Gas Co.	3,250	162,500
Oneok, Inc.	4,269	190,269
UGI Corp.	4,392	106,243
WGL Holdings, Inc.	2,031	68,120
		887,134

Health Care Equipment & Supplies - 3.7%
Beckman Coulter, Inc.	2,777	181,727
Edwards Lifesciences Corp.*	2,285	198,452
Gen-Probe, Inc.*	2,040	87,516
Hill-Rom Holdings, Inc.	2,537	60,863
Hologic, Inc.*	10,396	150,742
IDEXX Laboratories, Inc.*	2,373	126,813
Immucor, Inc.*	2,855	57,785
Kinetic Concepts, Inc.*	2,504	94,275
Masimo Corp.*	2,100	63,882
ResMed, Inc.*	3,060	159,946
STERIS Corp.	2,373	66,373
Teleflex, Inc.	1,609	86,709
Thoratec Corp.*	2,292	61,701
		1,396,784

Health Care Providers & Services - 3.2%
Community Health Systems, Inc.*	3,756	133,714
Health Management Associates, Inc.*	9,991	72,634
Health Net, Inc.*	4,208	98,004
Henry Schein, Inc.*	3,653	192,148
Kindred Healthcare, Inc.*	1,581	29,185
LifePoint Hospitals, Inc.*	2,219	72,140
Lincare Holdings, Inc.*	2,749	102,043
Omnicare, Inc.	4,835	116,910
Owens & Minor, Inc.	1,692	72,637
Psychiatric Solutions, Inc.*	2,278	48,157
Universal Health Services, Inc., Class B	4,000	122,000
VCA Antech, Inc.*	3,440	85,725
WellCare Health Plans, Inc.*	1,710	62,860
		1,208,157

Equity Securities - Cont'd	Shares	Value
Health Care Technology - 0.6%
Cerner Corp.*	2,724	$224,567

Hotels, Restaurants & Leisure - 1.7%
Bob Evans Farms, Inc.	1,255	36,332
Boyd Gaming Corp.*	2,232	18,682
Brinker International, Inc.	4,137	61,724
Cheesecake Factory, Inc.*	2,437	52,615
Chipotle Mexican Grill, Inc.*	1,281	112,933
International Speedway Corp.	1,243	35,363
Life Time Fitness, Inc.*	1,671	41,658
Panera Bread Co.*	1,263	84,583
Scientific Games Corp.*	2,630	38,267
Wendy's/Arby's Group, Inc.	14,881	69,792
WMS Industries, Inc.*	2,140	85,600
		637,549

Household Durables - 1.7%
American Greetings Corp.	1,596	34,777
KB Home	2,800	38,304
MDC Holdings, Inc.	1,522	47,243
Mohawk Industries, Inc.*	2,273	108,195
NVR, Inc.*	235	167,017
Ryland Group, Inc.	1,774	34,948
Toll Brothers, Inc.*	5,554	104,470
Tupperware Brands Corp.	2,551	118,800
		653,754

Household Products - 0.9%
Church & Dwight Co., Inc.	2,848	172,162
Energizer Holdings, Inc.*	2,811	172,258
		344,420

Independent Power Producers & Energy Traders - 0.1%
Dynegy, Inc.*	20,300	36,743

Industrial Conglomerates - 0.2%
Carlisle Co.'s, Inc.	2,481	84,999

Insurance - 4.2%
American Financial Group, Inc.	3,197	79,765
Arthur J. Gallagher & Co.	4,099	92,268
Brown & Brown, Inc.	4,757	85,483
Everest Re Group Ltd.	2,465	211,201
Fidelity National Financial, Inc.	9,342	125,743
First American Corp.	4,063	134,526
Hanover Insurance Group, Inc.	2,060	91,526
HCC Insurance Holdings, Inc.	4,549	127,236
Horace Mann Educators Corp.	1,587	19,838
Mercury General Corp.	1,442	56,613
Old Republic International Corp.	9,746	97,850

Equity Securities - Cont'd	Shares	Value
Insurance - Cont'd
Protective Life Corp.	3,466	$57,362
Reinsurance Group of America, Inc.	2,948	140,472
StanCorp Financial Group, Inc.	1,991	79,680
Unitrin, Inc.	2,022	44,585
WR Berkley Corp.	5,447	134,214
		1,578,362

Internet & Catalog Retail - 0.2%
NetFlix, Inc.*	1,748	96,385

Internet Software & Services - 0.9%
AOL, Inc.*	4,366	101,640
Digital River, Inc.*	1,562	42,158
Equinix, Inc.*	1,564	166,019
ValueClick, Inc.*	3,530	35,724
		345,541

IT Services - 2.9%
Acxiom Corp.*	3,196	42,890
Alliance Data Systems Corp.*	2,153	139,062
Broadridge Financial Solutions, Inc.	5,643	127,306
Convergys Corp.*	4,970	53,429
DST Systems, Inc.*	1,591	69,288
Gartner, Inc.*	2,421	43,675
Global Payments, Inc.	3,262	175,691
Hewitt Associates, Inc.*	3,355	141,782
Lender Processing Services, Inc.	3,894	158,330
Mantech International Corp.*	894	43,162
NeuStar, Inc.*	3,011	69,374
SRA International, Inc.*	1,731	33,062
		1,097,051

Life Sciences - Tools & Services - 2.0%
Affymetrix, Inc.*	2,860	16,702
Bio-Rad Laboratories, Inc.*	777	74,949
Charles River Laboratories International, Inc.*	2,669	89,919
Covance, Inc.*	2,591	141,391
Mettler-Toledo International, Inc.*	1,365	143,311
Pharmaceutical Product Development, Inc.	4,786	112,184
Techne Corp.	1,508	103,389
Varian, Inc.*	1,170	60,302
		742,147

Machinery - 5.2%
AGCO Corp.*	3,745	121,113
Bucyrus International, Inc.	3,043	171,534
Crane Co.	1,895	58,025
Donaldson Co., Inc.	3,126	132,980
Federal Signal Corp.	1,975	11,889

Equity Securities - Cont'd	Shares	Value
Machinery - Cont'd
Graco, Inc.	2,427	$69,339
Harsco Corp.	3,253	104,844
IDEX Corp.	3,269	101,829
Joy Global, Inc.	4,145	213,841
Kennametal, Inc.	3,293	85,355
Lincoln Electric Holdings, Inc.	1,722	92,058
Nordson Corp.	1,361	83,266
Oshkosh Corp.	3,621	134,086
Pentair, Inc.	3,982	128,619
SPX Corp.	1,989	108,798
Terex Corp.*	4,375	86,669
Timken Co.	3,216	76,251
Trinity Industries, Inc.	3,211	56,000
Valmont Industries, Inc.	808	63,388
Wabtec Corp.	1,926	78,658
		1,978,542

Marine - 0.3%
Alexander & Baldwin, Inc.	1,662	56,890
Kirby Corp.*	2,178	75,860
		132,750

Media - 1.1%
DreamWorks Animation SKG, Inc.*	3,056	122,087
Harte-Hanks, Inc.	1,545	16,655
John Wiley & Sons, Inc.	1,733	72,578
Lamar Advertising Co.*	2,155	66,999
Marvel Entertainment, Inc.*	1,971	106,592
Scholastic Corp.	1,032	30,785
		415,696

Metals & Mining - 1.1%
Carpenter Technology Corp.	1,783	48,052
Commercial Metals Co.	4,558	71,333
Reliance Steel & Aluminum Co.	2,589	111,896
Steel Dynamics, Inc.	8,716	154,447
Worthington Industries, Inc.	2,467	32,244
		417,972

Multiline Retail - 0.6%
99 Cents Only Stores*	1,830	23,918
Dollar Tree, Inc.*	3,621	174,894
Saks, Inc.*	6,460	42,378
		241,190

Multi-Utilities - 1.9%
Alliant Energy Corp.	4,481	135,595
Black Hills Corp.	1,573	41,889
MDU Resources Group, Inc.	7,582	178,935

Equity Securities - Cont'd	Shares	Value
Multi-Utilities - Cont'd
NSTAR	4,326	$159,197
OGE Energy Corp.	3,911	144,277
Vectren Corp.	3,285	81,074
		740,967

Office Electronics - 0.2%
Zebra Technologies Corp.*	2,393	67,865

Oil, Gas & Consumable Fuels - 3.8%
Arch Coal, Inc.	6,581	146,427
Bill Barrett Corp.*	1,565	48,687
Cimarex Energy Co.	3,378	178,933
Comstock Resources, Inc.*	1,888	76,596
Encore Acquisition Co.*	2,250	108,045
Forest Oil Corp.*	4,547	101,171
Frontier Oil Corp.	4,240	51,050
Mariner Energy, Inc.*	4,125	47,891
Newfield Exploration Co.*	5,374	259,188
Overseas Shipholding Group, Inc.	946	41,577
Patriot Coal Corp.*	3,037	46,952
Plains Exploration & Production Co.*	5,642	156,058
Quicksilver Resources, Inc.*	4,799	72,033
Southern Union Co.	5,025	114,067
		1,448,675

Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.*	4,933	34,432

Personal Products - 0.6%
Alberto-Culver Co.	3,459	101,314
NBTY, Inc.*	2,506	109,111
		210,425

Pharmaceuticals - 1.0%
Endo Pharmaceuticals Holdings, Inc.*	4,747	97,361
Medicis Pharmaceutical Corp.	2,328	62,972
Perrigo Co.	3,213	128,006
Valeant Pharmaceuticals International*	2,731	86,818
		375,157

Professional Services - 1.3%
Corporate Executive Board Co.	1,382	31,537
FTI Consulting, Inc.*	2,096	98,847
Korn/Ferry International*	1,849	30,509
Manpower, Inc.	3,175	173,292
MPS Group, Inc.*	3,773	51,841
Navigant Consulting, Inc.*	1,962	29,155
Watson Wyatt Worldwide, Inc.*	1,728	82,115
		497,296

Equity Securities - Cont'd	Shares	Value
Real Estate Investment Trusts - 7.0%
Alexandria Real Estate Equities, Inc.	1,759	$113,086
AMB Property Corp.	5,924	151,358
BRE Properties, Inc.	2,139	70,758
Camden Property Trust	2,597	110,035
Corporate Office Properties Trust	2,350	86,081
Cousins Properties, Inc.	4,042	30,840
Duke Realty Corp.	9,073	110,418
Equity One, Inc.	1,328	21,474
Essex Property Trust, Inc.	1,177	98,456
Federal Realty Investment Trust	2,478	167,810
Highwoods Properties, Inc.	2,870	95,715
Hospitality Properties Trust	4,947	117,293
Host Hotels & Resorts, Inc.*	554	6,465
Liberty Property Trust	4,523	144,781
Macerich Co.	3,884	139,630
Mack-Cali Realty Corp.	3,173	109,691
Nationwide Health Properties, Inc.	4,546	159,928
Omega Healthcare Investors, Inc.	3,373	65,605
Potlatch Corp.	1,610	51,327
Rayonier, Inc.	3,207	135,207
Realty Income Corp.	4,224	109,444
Regency Centers Corp.	3,252	114,015
Senior Housing Properties Trust	5,150	112,630
SL Green Realty Corp.	3,112	156,347
UDR, Inc.	6,099	100,268
Weingarten Realty Investors	4,221	83,534
		2,662,196

Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc.	1,692	102,197

Road & Rail - 1.1%
Con-way, Inc.	1,985	69,296
JB Hunt Transport Services, Inc.	3,545	114,397
Kansas City Southern*	3,843	127,933
Landstar System, Inc.	2,078	80,564
Werner Enterprises, Inc.	1,772	35,068
		427,258

Semiconductors & Semiconductor Equipment - 2.5%
Atmel Corp.*	18,275	84,248
Cree, Inc.*	4,182	235,739
Fairchild Semiconductor International, Inc.*	5,019	50,140
Integrated Device Technology, Inc.*	6,707	43,394
International Rectifier Corp.*	2,885	63,816
Intersil Corp.	4,954	75,994
Lam Research Corp.*	5,131	201,187
RF Micro Devices, Inc.*	10,821	51,616

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - Cont'd
Semtech Corp.*	2,489	$42,338
Silicon Laboratories, Inc.*	1,817	87,834
		936,306

Software - 3.6%
ACI Worldwide, Inc.*	1,378	23,633
Advent Software, Inc.*	629	25,619
ANSYS, Inc.*	3,568	155,065
Cadence Design Systems, Inc.*	10,792	64,644
FactSet Research Systems, Inc.	1,700	111,979
Fair Isaac Corp.	1,979	42,172
Informatica Corp.*	3,580	92,579
Jack Henry & Associates, Inc.	3,410	78,839
Mentor Graphics Corp.*	3,976	35,108
MICROS Systems, Inc.*	3,239	100,506
Parametric Technology Corp.*	4,706	76,896
Quest Software, Inc.*	2,465	45,356
Rovi Corp.*	4,119	131,273
Solera Holdings, Inc.	2,818	101,476
Sybase, Inc.*	3,278	142,265
Synopsys, Inc.*	5,904	131,541
		1,358,951

Specialty Retail - 4.5%
Aaron's, Inc.	2,197	60,923
Advance Auto Parts, Inc.	3,866	156,496
Aeropostale, Inc.*	2,721	92,650
American Eagle Outfitters, Inc.	8,401	142,649
AnnTaylor Stores Corp.*	2,378	32,436
Barnes & Noble, Inc.	1,598	30,474
Carmax, Inc.*	8,924	216,407
Chico's FAS, Inc.*	7,206	101,244
Coldwater Creek, Inc.*	2,334	10,410
Collective Brands, Inc.*	2,595	59,088
Dick's Sporting Goods, Inc.*	3,558	88,487
Foot Locker, Inc.	6,336	70,583
Guess?, Inc.	2,351	99,447
J Crew Group, Inc.*	2,255	100,889
PetSmart, Inc.	5,064	135,158
Rent-A-Center, Inc.*	2,675	47,401
Urban Outfitters, Inc.*	5,250	183,697
Williams-Sonoma, Inc.	4,284	89,022
		1,717,461

Textiles, Apparel & Luxury Goods - 1.0%
Fossil, Inc.*	1,944	65,241
Hanesbrands, Inc.*	3,838	92,534
Phillips-Van Heusen Corp.	2,093	85,143
Timberland Co.*	1,817	32,579
Under Armour, Inc.*	1,518	41,396
Warnaco Group, Inc.*	1,840	77,629
		394,522

Equity Securities - Cont'd	Shares	Value
Thrifts & Mortgage Finance - 1.4%
Astoria Financial Corp.	3,302	$41,044
First Niagara Financial Group, Inc.	7,419	103,198
New York Community Bancorp, Inc.	16,808	243,884
NewAlliance Bancshares, Inc.	4,326	51,955
Washington Federal, Inc.	4,417	85,425
		525,506

Tobacco - 0.1%
Universal Corp.	1,005	45,838

Trading Companies & Distributors - 0.4%
GATX Corp.	1,863	53,561
MSC Industrial Direct Co.	1,775	83,425
United Rentals, Inc.*	2,435	23,887
		160,873

Water Utilities - 0.3%
Aqua America, Inc.	5,506	96,410

Wireless Telecommunication Services - 0.5%
Syniverse Holdings, Inc.*	2,785	48,682
Telephone & Data Systems, Inc.	3,844	130,388
		179,070

Total Equity Securities (Cost $35,638,355)		36,615,510

	Principal
Time Deposit - 3.5%	Amount
State Street Corp. Time Deposit, 0.00%, 1/4/10	$1,327,202	1,327,202

Total Time Deposit (Cost $1,327,202)		1,327,202

U.S. Treasury - 0.3%
United States Treasury Bills, 2/11/10	100,000	99,999

Total U.S. Treasury (Cost $99,999)		99,999

TOTAL INVESTMENTS (Cost $37,065,556) - 100.2%		38,042,711
Other assets and liabilities, net - (0.2%)		(86,023)
Net Assets - 100%		$37,956,688

Net Assets Consist Of:
Paid-in capital applicable to 1,714,595 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$60,529,989
Accumulated net realized gain (loss) on investments		(23,550,470)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated
in foreign currencies		977,169

Net Assets		$37,956,688

Net Asset Value Per Share		$22.14

* Non-income producing security.

See notes to financial statements.

Statement of Operations
Year Ended December 31, 2009
Net Investment Income
Investment Income:
Interest income	$12,690
Dividend income (net of foreign taxes withheld of $4,090)	265,906
Total investment income	278,596

Expenses:
Investment advisory fee	283,448
Administrative fees	17,716
Transfer agent fees and expenses	5,311
Directors' fees and expenses	4,038
Custodian fees	31,869
Accounting fees	5,531
Reports to shareholders	10,033
Professional fees	20,764
Miscellaneous	5,583
Total expenses	384,293
Reimbursement from Advisor	(51,216)
Fees paid indirectly	(26)
Net expenses	333,051

Net Investment Income (Loss)	(54,455)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,637,387
Foreign currency transactions	51
5,637,438

Change in unrealized appreciation (depreciation) on:
Investments	9,134,377
Assets and liabilities denominated in foreign currencies	(4)
9,134,373

Net Realized and Unrealized Gain
(Loss)	14,771,811

Increase (Decrease) in Net Assets
Resulting From Operations	$14,717,356

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	($54,455)	($193,506)
Net realized gain (loss) on investments	5,637,438	(28,600,253)
Change in unrealized appreciation or (depreciation)	9,134,373	(19,206,451)

Increase (Decrease) in Net Assets
Resulting From Operations	14,717,356	(48,000,210)

Distributions to shareholder from:
Net realized gain	--	(4,053,730)

Capital share transactions:
Shares sold	2,581,571	6,009,865
Reinvestment of distributions	--	4,053,730
Shares redeemed	(13,706,728)	(15,527,202)
Total capital share transactions	(11,125,157)	(5,463,607)

Total Increase (Decrease) in Net Assets	3,592,199	(57,517,547)

Net Assets
Beginning of year	34,364,489	91,882,036
End of year	$37,956,688	$34,364,489

Capital Share Activity
Shares sold	149,647	237,290
Reinvestment of distributions	--	284,472
Shares redeemed	(793,794)	(520,767)
Total capital share activity	(644,147)	995

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Ameritas MidCap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the year. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$36,615,510	--	--	$36,615,510
U.S. government obligations	--	$99,999	--	99,999
Other debt obligations	--	1,327,202	--	1,327,202
TOTAL	$36,615,510	$1,427,201	--	$38,042,711

* For further breakdown of Equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the Portfolio's average daily net assets. Under the terms of the agreement, $25,567 was payable at year end. In addition, $4,718 was payable at year end for operating expenses paid by the Advisor during December 31, 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2010. The contractual expense cap is .94%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $1,598 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $2,677 for the year ended December 31, 2009. Under the terms of the agreement, $269 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $126,012,677 and $135,577,577.

Capital Loss Carryforwards

Expiration Date
31-Dec-16	$22,988,922
31-Dec-17	459,290

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:
	2009	2008
Distributions paid from:
Ordinary income	--	$3,652,454
Long term capital gain	--	401,276
Total	--	$4,053,730

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$1,102,519
Unrealized (depreciation)	(227,622)
Net unrealized appreciation/(depreciation)	$874,897
Capital loss carryforward	($23,448,212)
Federal income tax cost of investments	$37,167,814

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and real estate investment trusts.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses, real estate investment trusts, foreign currency transactions, and partnerships.
Undistributed net investment income	$54,455
Accumulated net realized gain (loss)	(8,411)
Paid-in capital	(46,044)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$19,533.74%		$1,214,354	March 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, or subsequent events on transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Note F -- Other

On December 10, 2009, the Board of Directors approved a resolution to reorganize the Ameritas Midcap Growth Portfolio into the Summit S&P 400 MidCap Index Portfolio. Shareholders of Ameritas Midcap Growth Portfolio will be asked to vote on the reorganization and must approve it before any change may take place.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$14.57	$38.97	$35.96
Income from investment operations
Net investment income (loss)	(.03)	(.08)	(.10)
Net realized and unrealized gain (loss)	7.60	(22.37)	12.63
Total from investment operations	7.57	(22.45)	12.53
Distributions from
Net realized gain	--	(1.95)	(9.52)
Total distributions	--	(1.95)	(9.52)
Total increase (decrease) in net asset value	7.57	(24.40)	3.01
Net asset value, ending	$22.14	$14.57	$38.97

Total return*	51.96%	(57.48%)	34.68%
Ratios to average net assets: A
Net investment income (loss)	(.15%)	(.31%)	(.28%)
Total expenses	1.08%	1.07%	1.02%
Expenses before offsets	.94%	.94%	.95%
Net expenses	.94%	.94%	.94%
Portfolio turnover	369%	351%	227%
Net assets, ending (in thousands)	$37,957	$34,364	$91,882

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$37.00	$35.71
Income from investment operations
Net investment income (loss)	(.14)	(.10)
Net realized and unrealized gain (loss)	3.58	4.14
Total from investment operations	3.44	4.04
Distributions from
Net realized gain	(4.48)	(2.75)
Total distributions	(4.48)	(2.75)
Total increase (decrease) in net asset value	(1.04)	1.29
Net asset value, ending	$35.96	$37.00

Total return*	9.25%	11.27%
Ratios to average net assets: A
Net investment income (loss)	(.38%)	(.29%)
Total expenses	1.03%	1.06%
Expenses before offsets	.95%	.95%
Net expenses	.94%	.94%
Portfolio turnover	295%	225%
Net assets, ending (in thousands)	$72,883	$76,216

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio..

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the initial approval of the Investment Subadvisory Agreement between the Advisor and Summit Investment Partners, Inc. (the "Subadvisor") with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the initial approval of the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and the proposed approval of the Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Portfolio's current subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2009, and performed below the median of its peer group for the same periods. The Board took into account management's plans to address the Portfolio's performance. Based upon its review, the Board concluded that appropriate action is being taken to address the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were also below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio and to voluntarily waive a portion of its advisory fee for a certain period of time. The Board noted that the Advisor paid the Portfolio's current subadvisor's subadvisory fee and would pay the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio, agreed to voluntarily waive a portion of its advisory fee, paid the subadvisory fee to the Portfolio's current subadvisor and would pay the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor in connection with the Calvert Group of Funds' annual contract renewal in December 2009 relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Portfolio's current subadvisor. The Board also took into account the performance of the Summit S&P MidCap 400 Index Portfolio, another fund in the Calvert Group of Funds complex that was managed by the Subadvisor.

In considering the estimated cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board took into account that the proposed subadvisory fee under the Investment Subadvisory Agreement with the Subadvisor would be lower than the subadvisory fee under the investment subadvisory agreement with the Portfolio's current subadvisor and that the Subadvisor had agreed to voluntarily waive its entire subadvisory fee for a certain period of time. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the estimated cost of services to be provided by the Subadvisor and the estimated level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory fee and proposed subadvisory fee are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and initial approval of the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas MidCap
Value Portfolio

Annual Report

December 31, 2009

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Notes to Financial Statements
21	Financial Highlights
23	Explanation of Financial Tables
24	Proxy Voting
25	Availability of Quarterly Portfolio Holdings
25	Basis for Board's Approval of Investment Advisory Contracts
29	Director and Officer Information Table

Ameritas MidCap Value Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by RiverSource Investments, LLC

Performance

Ameritas Mid Cap Value Portfolio returned 38.92% for the 12-month period ended December 31, 2009, outperforming the Russell Midcap Value Index, which returned 34.21%. Sector allocation and stock selection both contributed to the Portfolio's relative outperformance.

Investment Climate

Deteriorating market conditions and continued volatility marked the beginning of 2009 and lasted until the financial crisis bottomed out in the first quarter. In March, the market lifted and quickly turned into a scorching rally for equities throughout the rest of the period. Overall, mid-cap equities outperformed their large-cap counterparts, with the Russell Mid Cap Index returning 40.48% and the Russell 1000 Index earning 28.43% during the year.

MidCap Value Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	38.92%
Five year	-0.40%
Since inception (01.02.01)	3.92%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

New subadvisor assumed management of the portfolio effective April 2007.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Portfolio Strategy

In this environment, both sector allocation and stock selection contributed to the Portfolio's performance. Overweights to the best-performing sectors in the Index--Energy, Information Technology, and Materials--certainly helped. Underweights to the two-worst performing sectors in the benchmark--Financials and Utilities--were beneficial as well. Strong stock selections in the Energy sector included Pioneer National Resources, Newfield Exploration, and Weatherford. XL Capital, a standout performer in the otherwise poorly performing Financials sector, also added value due to its significant position in the portfolio. An underweight to banks, strong selection of semiconductor and software stocks within the Information Technology sector, and stock selection in the Materials sector--specifically Freeport-McMoRan--helped performance as well.

However, an underweight to Consumer Discretionary detracted from results since it was one of the strongest-performing sectors in the benchmark. Underweights to the automobile, household products, and media industries hurt relative performance as well.
Economic Sectors	% of Total Investments
Consumer Discretionary	11.2%
Consumer Staples	3.5%
Consumer, Cyclical	0.4%
Energy	10.5%
Financials	19.5%
Health Care	8.4%
Industrials	18.6%
Information Technology	9.4%
Materials	7.9%
Telecommunication Services	3.2%
Utilities	7.4%
Total	100%

Outlook

We believe stocks have room for further gains, even after the remarkable rally we saw for much of 2009. The recovery in the global economy is gaining momentum and, based on normalized earnings, stocks are not overvalued. That said, the timing and sustainability of those gains are uncertain, as the prospect of rising interest rates and slow job improvement may weigh on investors. Reform proposals by the Obama administration may also increase uncertainty within targeted industries.

We continue to believe the market will evolve from an environment of diffused improvement to one that rewards specific companies--those with improving fundamentals and increasing top-line growth. Therefore, we plan to maintain our relative weightings and focus on compelling opportunities on a company-by-company basis.

January 2010

As of December 31, 2009, the following companies represented the following percentages of Portfolio net assets: Pioneer National Resources 1.0%, Newfield Exploration 1.2%, Weatherford 0%, XL Capital 3.2%, and Freeport-McMoRan 1.3%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,298.80	$7.30
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.86	$6.41

* Expenses are equal to the Fund's annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas MidCap Value Portfolio:

We have audited the accompanying statement of statement of net assets of the Ameritas MidCap Value Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas MidCap Value Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009
Equity Securities - 99.1%	Shares	Value
Aerospace & Defense - 1.2%
Goodrich Corp.	3,551	$228,152

Airlines - 1.8%
AMR Corp.*	6,328	48,916
Continental Airlines, Inc., Class B*	4,403	78,902
Delta Air Lines, Inc.*	11,593	131,928
UAL Corp.*	3,255	42,022
US Airways Group, Inc.*	8,005	38,744
		340,512

Auto Components - 0.9%
Goodyear Tire & Rubber Co.*	12,398	174,812

Automobiles - 0.2%
Ford Motor Co.*	2,924	29,240

Capital Markets - 1.3%
Artio Global Investors, Inc.*	2,060	52,510
Invesco Ltd.	8,837	207,581
		260,091

Chemicals - 4.5%
Agrium, Inc.	1,021	62,792
Eastman Chemical Co.	5,560	334,934
Lubrizol Corp.	3,542	258,389
PPG Industries, Inc.	3,731	218,413
		874,528

Commercial Banks - 1.1%
Cullen/Frost Bankers, Inc.	1,938	96,900
M&T Bank Corp.	1,802	120,536
		217,436

Commercial Services & Supplies - 1.0%
Ritchie Bros. Auctioneers, Inc.	8,783	197,003

Communications Equipment - 0.5%
Brocade Communications Systems, Inc.*	13,650	104,150

Construction & Engineering - 2.2%
Chicago Bridge & Iron Co. NV*	5,168	104,497
Fluor Corp.	1,801	81,117
Foster Wheeler AG*	2,805	82,579
Insituform Technologies, Inc.*	1,193	27,105
Jacobs Engineering Group, Inc.*	1,936	72,813
KBR, Inc.	2,872	54,568
		422,679

Equity Securities - Cont'd	Shares	Value
Consumer Finance - 0.2%
SLM Corp.*	2,712	$30,564

Distributors - 0.5%
Genuine Parts Co.	2,394	90,876

Diversified Financial Services - 0.4%
Pico Holdings, Inc.*	2,155	70,533

Diversified Telecommunication Services - 3.2%
CenturyTel, Inc.	7,240	262,160
Qwest Communications International, Inc.	51,200	215,552
Windstream Corp.	13,008	142,958
		620,670

Electric Utilities - 2.5%
Allegheny Energy, Inc.	7,593	178,284
Pepco Holdings, Inc.	13,359	225,099
Pinnacle West Capital Corp.	2,235	81,756
		485,139

Electrical Equipment - 3.9%
A.O. Smith Corp.	3,290	142,753
Cooper Industries plc	11,684	498,206
Rockwell Automation, Inc.	2,707	127,175
		768,134

Electronic Equipment & Instruments - 2.2%
Agilent Technologies, Inc.*	6,603	205,155
Celestica, Inc.*	23,558	222,388
		427,543

Energy Equipment & Services - 2.2%
Cameron International Corp.*	5,236	218,865
Noble Corp.	2,880	117,216
Smith International, Inc.	3,580	97,268
		433,349

Gas Utilities - 1.5%
EQT Corp.	2,573	113,006
Questar Corp.	4,122	171,352
		284,358

Health Care Equipment & Supplies - 1.2%
Hospira, Inc.*	4,474	228,174

Health Care Providers & Services - 1.1%
McKesson Corp.	2,341	146,313
Universal Health Services, Inc., Class B	2,502	76,311
		222,624

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - 1.4%
Penn National Gaming, Inc.*	2,436	$66,210
Royal Caribbean Cruises Ltd.*	2,680	67,750
Starwood Hotels & Resorts Worldwide, Inc.	3,894	142,404
		276,364

Household Durables - 1.5%
D.R. Horton, Inc.	6,301	68,492
KB Home	2,437	33,338
Mohawk Industries, Inc.*	2,532	120,523
Pulte Homes, Inc.*	7,722	77,220
		299,573

Industrial Conglomerates - 0.5%
McDermott International, Inc.*	4,390	105,404

Insurance - 11.5%
AON Corp.	3,253	124,720
Arch Capital Group Ltd.*	990	70,834
Assurant, Inc.	5,542	163,378
AXIS Capital Holdings Ltd.	6,153	174,807
Everest Re Group Ltd.	3,965	339,721
Lincoln National Corp.	7,103	176,723
PartnerRe Ltd.	4,518	337,314
Transatlantic Holdings, Inc.	2,167	112,922
Willis Group Holdings Ltd.*	4,557	120,214
XL Capital Ltd.	33,569	615,320
		2,235,953

IT Services - 0.3%
Computer Sciences Corp.*	1,059	60,924

Leisure Equipment & Products - 0.6%
Hasbro, Inc.	3,639	116,666

Life Sciences - Tools & Services - 1.8%
Covance, Inc.*	3,128	170,695
Life Technologies Corp.*	3,340	174,448
		345,143

Machinery - 5.6%
AGCO Corp.*	2,901	93,818
Eaton Corp.	5,253	334,196
Ingersoll-Rand plc	7,235	258,579
Manitowoc Co., Inc.	9,847	98,175
Parker Hannifin Corp.	2,825	152,211
Stanley Works	2,824	145,464
		1,082,443

Equity Securities - Cont'd	Shares	Value
Media - 1.8%
National CineMedia, Inc.	10,051	$166,545
Regal Entertainment Group	12,279	177,309
		343,854

Metals & Mining - 3.3%
Freeport-McMoRan Copper & Gold, Inc.*	3,241	260,220
Nucor Corp.	4,047	188,792
Steel Dynamics, Inc.	4,764	84,418
United States Steel Corp.	2,097	115,587
		649,017

Multiline Retail - 1.6%
Family Dollar Stores, Inc.	3,359	93,481
J.C. Penney Co., Inc.	1,111	29,563
Macy's, Inc.	11,626	194,852
		317,896

Multi-Utilities - 3.4%
DTE Energy Co.	3,852	167,909
Sempra Energy	4,747	265,737
Wisconsin Energy Corp.	4,740	236,194
		669,840

Oil, Gas & Consumable Fuels - 8.3%
Alpha Natural Resources, Inc.*	2,929	127,060
El Paso Corp.	12,267	120,585
Enbridge, Inc.	8,476	391,761
Newfield Exploration Co.*	4,806	231,793
Pioneer Natural Resources Co.	4,052	195,185
Southwestern Energy Co.*	4,362	210,248
Sunoco, Inc.	2,733	71,331
Ultra Petroleum Corp.*	3,830	190,964
Valero Energy Corp.	3,943	66,045
		1,604,972

Pharmaceuticals - 4.3%
Forest Laboratories, Inc.*	5,699	182,995
King Pharmaceuticals, Inc.*	12,782	156,835
Mylan, Inc.*	26,409	486,718
		826,548

Real Estate Investment Trusts - 4.4%
AvalonBay Communities, Inc.	1,796	147,469
Boston Properties, Inc.	1,080	72,436
Equity Residential	5,546	187,344
Pebblebrook Hotel Trust*	2,141	47,123
ProLogis	7,191	98,445
Rayonier, Inc.	4,191	176,692
Ventas, Inc.	3,090	135,157
		864,666

Equity Securities - Cont'd	Shares	Value
Real Estate Management & Development - 0.5%
St. Joe Co.*	3,510	$101,404

Road & Rail - 2.4%
CSX Corp.	4,713	228,533
Kansas City Southern*	7,108	236,625
		465,158

Semiconductors & Semiconductor Equipment - 3.5%
LSI Corp.*	35,938	215,987
Maxim Integrated Products, Inc.	10,415	211,425
MEMC Electronic Materials, Inc.*	1,560	21,247
Microchip Technology, Inc.	8,081	234,834
		683,493

Software - 2.8%
Adobe Systems, Inc.*	4,442	163,377
Autodesk, Inc.*	6,969	177,082
BMC Software, Inc.*	5,162	206,996
		547,455

Specialty Retail - 0.9%
Abercrombie & Fitch Co.	2,794	97,371
Bed Bath & Beyond, Inc.*	2,070	79,964
		177,335

Textiles, Apparel & Luxury Goods - 1.0%
VF Corp.	2,708	198,334

Tobacco - 3.4%
Lorillard, Inc.	8,343	669,359

Trading Companies & Distributors - 0.7%
W.W. Grainger, Inc.	1,432	138,661

Total Equity Securities (Cost $17,506,039)		19,291,029

	Principal
Corporate Bonds - 0.4%	Amount	Value
Ford Motor Co., 4.25%, 11/15/16	$52,000	$65,403

Total Corporate Bonds (Cost $52,000)		65,403

Time Deposit - 0.8%
State Street Corp. Time Deposit, 0.00%, 1/4/10	152,371	152,371

Total Time Deposit (Cost $152,371)		152,371

TOTAL INVESTMENTS (Cost $17,710,410) - 100.3%		19,508,803
Other assets and liabilities, net - (0.3%)		(48,711)
Net Assets - 100%		$19,460,092

Net Assets Consist of:
Paid-in capital applicable to 1,435,217 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$35,365,689
Undistributed net investment income		13,212
Accumulated net realized gain (loss) on investments		(17,717,202)
Net unrealized appreciation (depreciation) on investments		1,798,393

Net Assets		$19,460,092

Net Asset Value per Share		$13.56

* Non-income producing security.

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $3,156)	$516,891
Total investment income	516,891

Expenses:
Investment advisory fee	193,770
Transfer agent fees and expenses	3,196
Accounting fees	3,234
Directors' fees and expenses	2,161
Administrative fees	10,531
Custodian fees	29,389
Reports to shareholders	20,320
Professional fees	18,649
Miscellaneous	5,140
Total expenses	286,390
Fees waived	(21,062)
Fees paid indirectly	(42)
Net expenses	265,286

Net Investment Income	251,605

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(8,865,415)
Foreign currency transactions	(61)
(8,865,476)

Change in unrealized appreciation (depreciation) on:
Investments	15,120,044

Net Realized and Unrealized Gain
(Loss)	6,254,568

Increase (Decrease) in Net Assets
Resulting From Operations	$6,506,173

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$251,605	$382,581
Net realized gain (loss) on investments	(8,865,476)	(8,828,254)
Change in unrealized appreciation (depreciation)	15,120,044	(12,439,692)

Increase (Decrease) in Net Assets
Resulting From Operations	6,506,173	(20,885,365)

Distributions to shareholders from:
Net investment income	(295,320)	(281,574)
Net realized gain	--	(2,496,544)
Total distributions	(295,320)	(2,778,118)

Capital share transactions:
Shares sold	831,700	6,438,717
Reinvestment of distributions	295,320	2,778,118
Shares redeemed	(13,171,068)	(23,704,522)
Total capital share transactions	(12,044,048)	(14,487,687)

Total Increase (Decrease) in Net Assets	(5,833,195)	(38,151,170)

Net Assets
Beginning of year	25,293,287	63,444,457
End of year (including undistributed net investment income
of $13,212 and $77,965, respectively)	$19,460,092	$25,293,287

Capital Share Activity
Shares sold	87,128	401,456
Reinvestment of distributions	21,573	286,109
Shares redeemed	(1,226,548)	(1,310,476)
Total capital share activity	(1,117,847)	(622,911)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Ameritas MidCap Value (formerly Focused MidCap Value) Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities*	$19,291,029	--	--	$19,291,029
Other Debt Obligations	--	$217,774	--	217,774
TOTAL	$19,291,029	$217,774	--	$19,508,803

*For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.92% of the Portfolio's average daily net assets. Under terms of the agreement, $13,427 was payable at year end. In addition $7,198 was payable at year end for operating expenses paid by the Advisor during December 2009. For the year ended December 31, 2009, the Advisor voluntarily waived $21,062 of its fee.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $819 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,091 for the year ended December 31, 2009. Under the terms of the agreement, $79 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $5,343,243 and $16,986,566, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-16	$8,054,646
31-Dec-17	8,907,251

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
	2009	2008
Distributions paid from:
Ordinary income	$295,320	$1,340,899
Long term capital gain	--	1,437,219
Total	$295,320	$2,778,118

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$2,512,124
Unrealized (depreciation)	(1,469,036)
Net unrealized appreciation/(depreciation)	$1,043,088
Undistributed ordinary income	$13,212
Capital loss carryforward	($16,961,897)
Federal income tax cost of investments	$18,465,715

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and real estate investment trusts.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are foreign currency transactions and real estate investment trusts.
Undistributed net investment income	($21,038)
Accumulated net realized gain (loss)	21,038

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2009.

For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:
AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$1,913	0.71%	$241,955	June 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$9.91	$19.98	$23.49
Income from investment operations
Net investment income	.20	.17	.10
Net realized and unrealized gain (loss)	3.66	(9.01)	1.10
Total from investment operations	3.86	(8.84)	1.20
Distributions from
Net investment income	(.21)	(.13)	(.09)
Net realized gain	--	(1.10)	(4.62)
Total distributions	(.21)	(1.23)	(4.71)
Total increase (decrease) in net asset value	3.65	(10.07)	(3.51)
Net asset value, ending	$13.56	$9.91	$19.98

Total return*	38.92%	(44.13%)	5.04%
Ratios to average net assets: A
Net investment income	1.19%	.84%	.44%
Total expenses	1.36%	1.22%	1.14%
Expenses before offsets	1.26%	1.12%	1.07%
Net expenses	1.26%	1.10%	1.04%
Portfolio turnover	26%	54%	123%
Net assets, ending (in thousands)	$19,460	$25,293	$63,444

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$22.15	$21.53
Income from investment operations
Net investment income	.02	.03
Net realized and unrealized gain (loss)	3.00	1.22
Total from investment operations	3.02	1.25
Distributions from
Net investment income	(.02)	(.03)
Net realized gain	(1.66)	(.60)
Total distributions	(1.68)	(.63)
Total increase (decrease) in net asset value	1.34	.62
Net asset value, ending	$23.49	$22.15

Total return*	13.59%	5.80%
Ratios to average net assets: A
Net investment income	.08%	.15%
Total expenses	1.15%	1.20%
Expenses before offsets	1.15%	1.20%
Net expenses	1.11%	1.15%
Portfolio turnover	56%	29%
Net assets, ending (in thousands)	$61,440	$47,655

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2009. The Portfolio performed below the median of its peer group for the one- and five-year periods ended June 30, 2009 and performed at the median of its peer group for the three-year period ended June 30, 2009. The Board took into account management's discussion of the Portfolio's recent performance as well as its performance since the Subadvisor assumed management of the Portfolio in April 2007. Based upon its review, the Board concluded that the Portfolio's performance is being addressed.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee while the Subadvisor managed the Portfolio and maintained the current subadvisory fee. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor agreed to voluntarily waive a portion of its advisory fee and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor and took into account the fact that the Subadvisor had commenced managing the Portfolio in April 2007.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board considered the subadvisory fee paid to the Subadvisor by the Advisor in comparison to fees paid by similar institutional clients. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee and the subadvisory fee was negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is being addressed; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Money
Market Portfolio

Annual Report

December 31, 2009

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
17	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting
20	Availability of Quarterly Portfolio Holdings
20	Basis for Board's Approval of Investment Advisory Contract
23	Director and Officer Information Table

Ameritas Money Market Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Asset Management Company, Inc.

Performance

For the one-year period ended December 31, 2009, Ameritas Money Market Portfolio returned 0.89% versus the 0.19% return of the Lipper VA Money Market Average. The Portfolio's conservative investment approach helped it outperform the Average.

Investment Climate

In the early months of 2009, the U.S. markets and economy remained in trouble. In the first quarter, the economy contracted at its worst rate in 50 years and there was persistent consumer price deflation. Stocks fell and risk premiums on corporate bonds, which measure the difference in yield between corporate bonds and Treasuries with comparable maturities, reached new highs. Although money markets functioned better, the capital markets effectively were open only to government-guaranteed borrowers.

Worried policymakers went to work. In February, Congress passed stimulus legislation that contained programs designed to support credit markets. In March, the Federal Reserve (Fed) announced it would purchase large amounts of government bonds as well as restart the market for loan securitization. The Federal Deposit Insurance Corporation (FDIC) program that guaranteed debt issued by commercial banks kept the bond market open for bank borrowers. In April, the Treasury Department started a program to support municipal bond issuance, Build America Bonds. In early May, the government announced the results of its bank capital stress test results, and Troubled Asset Relief Program (TARP) money continued to flow. The combination of passing panic and unprecedented government support allowed the economy and capital markets to reach a bottom.

The remainder of the year featured the beginning of economic recovery and unclogged debt markets for corporate borrowers and municipalities. Interest rates on corporate and municipal bonds fell, and borrowers accessed the market in large volume. The volume of municipal debt issuance in 2009 was the second-highest of any year on record. There were big rallies in stocks, corporate and municipal bonds, and commodities, which all had performed poorly in 2008. Government bonds, the big winners in 2008, underperformed in 2009, with Treasuries posting losses. The 10-year Treasury note's yield rose 1.58 percentage points to 3.83% at the end of the year.

Money-market rates remained yoked to the federal funds rate at near zero percent. Once the panic passed and the rally gained strength, savers fled money markets into riskier asset classes and helped further fuel the rally. Housing prices showed signs of bottoming as housing inventory levels fell. Household net worth started to recover. The economy grew in the third quarter and is expected to also grow in the fourth quarter, and economists predicts that headline consumer price deflation has ended.1

Money Market Portfolio*

Average Annual Total Return

(year ended 12.31.09)
One year	0.89%
Five year	3.34%
Ten year	3.07%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
7-Day Simple/Effective Yield	As of 12.31.09
Money Market Portfolio	0.21%/0.21%
% of Total
Investment Allocation	Investments
Taxable Municipal Obligations	6.3%
Variable Rate Demand Notes	57.4%
Time Deposit	0.5%
U.S. Government Agencies and Instrumentalities	35.8%
Total	100%

Portfolio Strategy

In seeking our goals of principal preservation and liquidity, we primarily invested in variable-rate demand notes and a combination of variable- and fixed-rate U.S. government agency securities with maturities of up to one year. Our use of variable-rate demand notes (most of which reset to market rates weekly) provides the Portfolio with much desired liquidity and has historically provided a competitive level of income in relation to other money market securities while helping to preserve principal. While money market rates fell to historic lows during the year, our strategy performed well. Our Portfolio, like all money market funds, is subject to stringent Rule 2a-7 guidelines, which were established under the Investment Company Act of 1940 and influence credit quality, maturity, and liquidity standards for money market funds. Calvert also applies additional diversification guidelines designed to further limit risk.

Outlook

Looking ahead, in 2010 the withdrawal of some of the massive government stimulus will challenge the markets and economy. Severe financial crises can take years to resolve. Banks are weak, lending is tight, and the entire economy is in too much debt. Mindful of history, policymakers will be very careful not to withdraw stimulus too fast and cut the recovery short. That said, in the first half of 2010, the Fed plans to complete the closing of credit market support programs and facilities and to drain some of the swollen monetary base. If the economy continues to recover after these actions, the next step would be an increase in the target federal funds rate.

The Federal Reserve has effectively nailed down short-term interest rates. As a result, money-market yields currently remain at historic lows. When the federal funds rate eventually does begin to increase, the variable-rate demand notes held by our Portfolio will react immediately, helping quickly to pass changes in short-term rates along to our investors.

Though money market rates have reached extremely low levels, the total net assets of both taxable and tax-exempt money markets funds was $3.261 trillion as of December 2009. This indicates that despite the low yields, money-market investors continue to value the stability and liquidity that the money market has historically provided and suggests that investors value return of principal over return on principal.

January 2010

1. December Wall Street Journal Survey of Professional Forecasters

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,002.70	$1.82
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.39	$1.84

* Expenses are equal to the Fund's annualized expense ratio of 0.36%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Money Market Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Money Market (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Money Market as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009
	Principal
Municipal Commercial Paper - 3.0%	Amount	Value
Metropolitan Washington Airports Authority System Revenue Commercial Paper Notes:
0.35%, 1/20/10	$2,000,000	$2,000,000
0.65%, 3/4/10	1,000,000	1,000,000

Total Municipal Commercial Paper (Cost $3,000,000)		3,000,000

Municipal Obligations - 3.2%
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds,
6.00%, 7/1/39 (prerefunded 7/01/10 @ 101)	3,050,000	3,163,670

Total Municipal Obligations (Cost $3,163,670)		3,163,670

Variable Rate Demand Notes - 57.4%
Allegheny County Pennsylvania Hospital Development Authority Revenue, 0.24%, 7/15/28, LOC:
Fannie Mae (r)	350,000	350,000
Birmingham Alabama Industrial Development Board Revenue, 0.71%, 5/1/29, C/LOC: FHLB (r)	1,900,000	1,900,000
CIDC-Hudson House LLC New York Revenue, 1.75%, 12/1/34, LOC: Hudson River Bank & Trust,
C/LOC: FHLB (r)	110,000	110,000
Colorado State Housing and Finance Authority Revenue, 0.23%, 10/15/16, LOC: Fannie Mae (r)	400,000	400,000
District of Columbia Revenue, 0.25%, 4/1/38, LOC: PNC Bank (r)	790,000	790,000
Erie County New York Industrial Development Agency Revenue, 0.60%, 4/1/32,
LOC: HSBC USA, Inc. (r)	1,635,000	1,635,000
Four Fishers LLC, 0.63%, 4/1/24, LOC: Bank of America (r)	2,500,000	2,500,000
Gillette Wyoming Pollution Control Revenue, 0.24%, 1/1/18, LOC: Barclays Bank (r)	2,900,000	2,900,000
Goshen Indiana Economic Development Revenue, 0.27%, 10/1/42, LOC: JPMorgan Chase Bank (r)	1,500,000	1,500,000
Hillcrest Baptist Church, 0.29%, 12/1/20, LOC: Wachovia Bank (r)	2,860,000	2,860,000
Hills City Iowa Health Facilities Revenue, 0.36%, 8/1/35, LOC: Allied Irish Bank (r)	695,000	695,000
Holland Board of Public Works Home Building Co., 0.29%, 11/1/22, LOC: Wells Fargo Bank (r)	955,000	955,000
Hopkinsville Kentucky Industrial Building LO Revenue, 0.50%, 8/1/24, LOC: Comerica Bank (r)	1,345,000	1,345,000
Illinois State Development Finance Authority Revenue, 0.28%, 7/1/10, LOC: Bank of America (r)	200,000	200,000
Iowa State Finance Authority IDA Revenue, 0.33%, 11/1/17, LOC: Societe Generale (r)	2,930,000	2,930,000
Iowa State Higher Education Loan Authority Revenue, 0.36%, 10/1/24, LOC: Allied Irish Bank (r)	360,000	360,000
Legacy Park LLC, 1.05%, 1/1/58, LOC: Fifth Third Bank (r)	4,000,000	4,000,000
Martin Luther Foundation, Inc., 1.38%, 9/1/11, LOC: KBC Bank (r)	975,000	975,000
Massachusetts Health & Educational Facilities Authority Revenue,
0.31%, 7/1/31, LOC: RBS Citizens, C/LOC: FHLB (r)	920,000	920,000
Massachusetts State Development Finance Agency Revenue:
0.28%, 9/1/16, LOC: TD Banknorth (r)	820,000	820,000
0.60%, 11/1/42, LOC: Sovereign Bank, C/LOC: Banco Santander (r)	4,000,000	4,000,000
Michigan State Hospital Finance Authority Revenue, 0.28%, 3/1/30, LOC: Comerica Bank (r)	2,000,000	2,000,000
Michigan State Strategic Fund LO Revenue, 0.42%, 3/1/39, LOC: Deutsche Bank (r)	1,000,000	1,000,000
Missouri State Health & Educational Facilities Authority Revenue:
0.25%, 8/1/31, LOC: US Bank (r)	2,000,000	2,000,000
0.25%, 12/1/35, LOC: Commerce Bank (r)	500,000	500,000
Morehead Kentucky League of Cities Funding Trust Lease Program Revenue, 0.32%, 6/1/34,
LOC: U.S. Bank (r)	1,867,000	1,867,000
New Britain Connecticut GO Revenue, 1.48%, 2/1/26, LOC: Bank of America (r)	515,000	515,000
New York State Housing Finance Agency Revenue, 0.28%, 5/1/42, LOC: Wachovia Bank (r)	620,000	620,000
New York State MMC Corp. Revenue, 1.75%, 11/1/35, LOC: JPMorgan Chase Bank (r)	1,955,000	1,955,000

	Principal
Variable Rate Demand Notes - Cont'd	Amount	Value
Osprey Management Co. LLC, 0.24%, 6/1/27, LOC: Wells Fargo Bank (r)	$400,000	$400,000
Palm Beach County Florida Health Facilities Authority Revenue, 0.27%, 12/1/31,
LOC: SunTrust Bank (r)	490,000	490,000
Palm Beach County Florida Revenue, 0.78%, 1/1/34, LOC: TD Banknorth (r)	720,000	720,000
Peoploungers, Inc., 1.00%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	120,000	120,000
Rathbone LLC, 0.50%, 1/1/38, LOC: Comerica Bank (r)	685,000	685,000
Rex Lumber LLC, 0.40%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	1,180,000	1,180,000
Rhode Island State Health & Educational Building Corp. Revenue, 0.31%, 12/1/31,
LOC: RBS Citizens (r)	660,000	660,000
Rural Electric Coop Grantor Trust Certificates, 1.45%, 12/18/17, BPA: JPMorgan Chase Bank (r)	1,470,000	1,470,000
Shawnee Kansas Private Activity Revenue, 3.25%, 12/1/12, LOC: JPMorgan Chase Bank (r)	495,000	495,000
St. Paul Minnesota Housing & Redevelopment Authority Revenue, 0.32%, 2/1/26,
LOC: Allied Irish Bank (r)	2,155,000	2,155,000
St. Paul Minnesota Port Authority Revenue, 0.32%, 6/1/11, LOC: US Bank (r)	120,000	120,000
Warrior Roofing Manufacturing of Georgia LLC, 0.93%, 12/15/34, LOC: Bank of Tuscaloosa,
C/LOC: FHLB (r)	2,335,000	2,335,000
Wilkes-Barre Pennsylvania GO, 0.29%, 11/1/25, LOC: PNC Bank (r)	2,650,000	2,650,000
Zehnder's of Frankenmuth, Inc., 0.36%, 11/1/44, LOC: Citizens Bank, C/LOC: FHLB (r)	920,000	920,000

Total Variable Rate Demand Notes (Cost $57,002,000)		57,002,000

U.S. Government Agencies and Instrumentalities - 33.7%
Fannie Mae:
0.218%, 2/12/10 (r)	1,000,000	1,000,231
0.174%, 7/13/10 (r)	3,000,000	2,999,728
Fannie Mae Discount Notes, 3/1/10	1,000,000	998,595
Fannie Mae Interest Strip, 1/15/10	1,000,000	999,596
Federal Farm Credit Bank:
0.875%, 4/1/10	1,000,000	1,000,000
0.632%, 11/24/10 (r)	3,000,000	3,001,171
Federal Home Loan Bank:
1.00%, 2/5/10	1,000,000	1,000,000
1.00%, 2/18/10	500,000	499,960
0.235%, 2/19/10 (r)	5,000,000	5,000,028
0.75%, 2/19/10 (r)	1,000,000	1,000,000
1.05%, 2/23/10	500,000	499,926
1.00%, 2/26/10	1,000,000	1,000,000
0.79%, 3/11/10 (r)	1,000,000	1,000,019
0.141%, 3/26/10 (r)	440,000	439,760
0.56%, 6/11/10	1,500,000	1,499,750
0.60%, 6/21/10	2,500,000	2,499,918
0.56%, 6/22/10	1,000,000	999,682
0.60%, 7/26/10	1,000,000	999,674
3.375%, 8/13/10	1,000,000	1,016,803
STEP, 0.50% to 2/24/10, 0.75% thereafter to 8/24/10 (r)	1,000,000	1,000,000
0.48%, 10/25/10	2,000,000	2,000,383
Federal Home Loan Bank Discount Notes:
1/12/10	1,000,000	999,771
4/27/10	1,000,000	997,744
Freddie Mac Discount Notes, 2/4/10	1,000,000	999,056

Total U.S. Government Agencies and Instrumentalities (Cost $33,451,795)		33,451,795

	Principal
U.S. Treasury - 2.0%	Amount	Value
United States Treasury Bills, 9/23/10	$1,000,000	$997,055
United States Treasury Notes, 2.875%, 6/30/10	1,000,000	1,011,010

Total U.S. Treasury (Cost $2,008,065)		2,008,065

Time Deposit - 0.5%
State Street Corp. Time Deposit, 0.00%, 1/4/10	465,869	465,869

Total Time Deposit (Cost $465,869)		465,869

TOTAL INVESTMENTS (Cost $99,091,399) - 99.8%		99,091,399
Other assets and liabilities, net - 0.2%		208,015
Net Assets - 100%		$99,299,414

Net Assets Consist Of:
Paid-in capital applicable to 99,340,633 shares of common
stock outstanding; $0.01 par value, 2,000,000 shares authorized		$99,296,215
Undistributed net investment income		1,077
Accumulated net realized gain (loss) on investments		2,122

Net Assets		$99,299,414

Net Asset Value Per Share		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

Explanation of Guarantees:

BPA: Bond Purchase Agreement
C/LOC: Confirming Letter of Credit
LOC: Letter of Credit

Abbreviations:

FHLB: Federal Home Loan Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Interest income	$1,602,004

Expenses:
Investment advisory fee	251,188
Transfer agent fees and expenses	18,823
Accounting fees	20,014
Directors' fees and expenses	16,708
Administrative fees	62,797
Insurance	48,402
Custodian fees	31,051
Reports to shareholders	16,435
Professional fees	26,214
Miscellaneous	3,194
Total expenses	494,826
Reimbursement from Advisor	(42,615)
Fees paid indirectly	(73)
Net expenses	452,138

Net Investment Income	1,149,866

Realized Gain (Loss) on Investments
Net realized gain	2,122

Net Realized Gain
(Loss) on Investments	2,122

Increase (Decrease) in Net Assets
Resulting From Operations	$1,151,988

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,149,866	$3,694,932
Net realized gain (loss) on investments	2,122	28,908

Increase (Decrease) in Net Assets
Resulting From Operations	1,151,988	3,723,840

Distributions to shareholders from:
Net investment income	(1,151,135)	(3,692,021)
Net realized gain	(27,956)	--
Total capital share transactions	(1,179,091)	(3,692,021)

Capital share transactions:
Shares sold	39,511,120	140,496,614
Reinvestment of distributions	1,185,999	3,698,772
Shares redeemed	(86,870,867)	(98,732,171)
Total capital share transactions	(46,173,748)	45,463,215

Total Increase (Decrease) in Net Assets	(46,200,851)	45,495,034

Net Assets
Beginning of year	145,500,265	100,005,231
End of year (including undistributed net investment
income of $1,077 and $2,346, respectively)	$99,299,414	$145,500,265

Capital Share Activity
Shares sold	39,511,120	140,496,614
Reinvestment of distributions	1,185,999	3,698,773
Shares redeemed	(86,870,867)	(98,732,171)
Total capital share activity	(46,173,748)	45,463,216

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Ameritas Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities held by the Portfolio are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Obligations	--	$35,459,860	--	$35,459,860
Municipal Obligations	--	6,163,670	--	6,163,670
Variable Rate Demand Notes	--	57,002,000	--	57,002,000
Other Debt Obligations	--	465,869	--	465,869
TOTAL	--	$99,091,399	--	$99,091,399

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Treasury's Guarantee Plan For Money Market Funds: The Portfolio had elected to participate in the U.S. Department of the Treasury's Guarantee Program for Money Market Funds (the "Program"). The Program was made available on September 29, 2008 and protected certain shareholders from losses if the Portfolio was unable to maintain a $1.00 net asset value. The Program applied to shareholders of record on September 19, 2008. Covered shareholders would receive $1.00 per share upon liquidation of the Portfolio, subject to adjustment and the overall amount available to all money market funds participating in the Program. The program terminated on September 18, 2009. The Portfolio bore the expense of its participation in the Program. For the initial three months of the Program, the participation fee was 0.01% of the Portfolio's net assets as of September 19, 2008. In March 2009, the Treasury Department extended the Program through September 18, 2009. For the extension of the Program, the Portfolio made two program extension payments of 0.015% of the Portfolio's net assets as of September 19, 2008.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio's average daily net assets. Under the terms of the agreement, $17,137 was payable at year end. In addition, $11,590 was payable at year end for operating expenses paid by the Advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2010. The contractual expense cap is .36%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $4,284 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolios. For its service, CSSI received a fee of $15,663 for the year ended December 31, 2009. Under the terms of the agreement, $1,027 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

The tax character of dividends and distributions during the years ended December 31, 2009 and December 31, 2008 were as follows:
	2009	2008
Distributions from:
Ordinary income	$1,179,091	$3,692,021
Total	$1,179,091	$3,692,021

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Undistributed ordinary income	$1,112
Undistributed long term capital gain	$2,087
Federal income tax cost of investments	$99,091,399

The Portfolio may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2009, such purchase and sale transactions were $58,539,000 and $106,610,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$92,865	0.80%	$2,993,685	March 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.009	.030	.049
Total investment operations	.009	.030	.049
Distributions from
Net investment income	(.009)	(.030)	(.049)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.89%	3.01%	5.05%
Ratios to average net assets:A
Net investment income	.92%	2.97%	4.94%
Total expenses	.39%	.37%	.38%
Expenses before offsets	.36%	.37%	.37%
Net expenses	.36%	.36%	.36%
Net assets, ending (in thousands)	$99,299	$145,500	$100,005

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, at beginning	$1.00	$1.00
Income from investment operations
Net investment income	.047	.030
Total investment operation	.047	.030
Distributions from
Net investment income	(.047)	(.030)
Total increase (decrease) in net asset value	--	--
Net asset value, ending	$1.00	$1.00

Total return*	4.80%	3.00%
Ratios to average net assets:A
Net investment income	4.70%	2.98%
Total expenses	.38%	.41%
Expenses before offsets	.37%	.37%
Net expenses	.36%	.36%
Net assets, ending (in thousands)	$82,698	$82,110

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had outperformed its Lipper index and was above the median of its peer group for the one-, three- and five-year periods ended June 30, 2009. Based upon its review, the Board concluded that the Portfolio's performance is satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were also below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's growth and size on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Small
Capitalization
Portfolio

Annual Report

December 31, 2009

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
19	Financial Highlights
20	Explanation of Financial Tables
21	Proxy Voting
22	Availability of Quarterly Portfolio Holdings
23	Basis for Board's Approval of Investment Advisory Contracts
27	Director and Officer Information Table

Ameritas Small Capitalization Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Eagle Asset Management, Inc.

Performance

Ameritas Small Capitalization Portfolio returned 34.73% for the one-year period ended December 31, 2009, outperforming the 34.47% return of the benchmark Russell 2000 Growth Index. Strong stock selection in Energy, Materials, and Consumer Staples contributed to the Portfolio's strong relative performance.

Small Cap Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	34.73%
Five year	3.27%
Ten year	-5.52%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

New Subadvisor assumed management of the portfolio effective January 2005.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

Growth-oriented small-cap stocks significantly outperformed value-oriented small-cap stocks in 2009, as the Russell 2000 Value Index rose 20.6%. All sectors in the Portfolio's benchmark were up for the year. Cyclical sectors--most notably Information Technology (60.4%) and Consumer Discretionary (58.5%)--rallied the most during the year, while Financials (11.1%) and Industrials (12.1%) were relative laggards.

Portfolio Strategy

On a relative basis, Energy, Materials, and Consumer Staples were positive contributors to the Portfolio's outperformance for the year due to strong stock selection in each of these sectors. An overweight position in Materials also helped boost performance. In fact, each of these sectors, as well as the Consumer Discretionary and Information Technology sectors, returned more than 50% for the year. On the other hand, stock selection in the Health Care, Financials, and Information Technology sectors detracted from Portfolio returns. Financials was the only sector in the Portfolio to trade down during the year--dragged down by our investment in First Commonwealth Financial.

Our three strongest stocks for the year were Huntsman, Rovi, and American Medical Systems. Chemical producer Huntsman was our best overall performer for the year, returning more than 250%.1 This highly cyclical company rose due to anticipation of an economic recovery and expected benefits from its cost-reduction program. Rovi, a provider of digital-product protection solutions, performed strongly during the first three quarters of the year after announcing a significant new contract, strong financial performance, and higher earnings guidance. Increases in new-product flow and operational efficiency, as well as the addition of a new management team, benefited American Medical Systems.

The three weakest stocks for the year were EMS Technologies, Thoratec, and Northwest Pipe. Telecommunications company EMS Technologies declined after the challenging economic environment led to a lower-than-expected earnings announcement and reduced guidance. However, we've held onto the company because it has implemented an important change in management we believe bodes well for its long-term prospects. Thoratec traded down slightly during the year but had a significant impact on overall Portfolio returns due to its heavy weighting in the Portfolio. However, we continue to hold the stock because we believe continued strong financial results, FDA approval for a label expansion, and potential pipeline announcements will lead the company to outperform.

Shares of Northwest Pipe fell after the company announced disappointing third-quarter results and an ongoing investigation into accounting irregularities caused a delay in filing its financial reports. But we continue to hold it because we believe prospects for its end markets are favorable this year and that the stock's current valuation is well below replacement cost--more than adequately discounting the risks associated with an accounting restatement.
Economic Sectors	% of Total Investments
Consumer Discretionary	16.2%
Consumer Staples	0.9%
Energy	6.2%
Financials	5.6%
Health Care	22.5%
Industrials	15.3%
Information Technology	26.7%
Materials	5.4%
Time Deposit	1.2%
Total	100%

Outlook

In our view, continued government stimulus efforts, stabilization of home prices, and strong growth from emerging markets should further strengthen equity markets. We believe government policy will keep short-term interest rates low through the mid-term elections, with a possible increase in long-term interest rates. Over the long term, we believe government spending will be somewhat inflationary. While we generally don't make large sector bets, we have established a modest overweight in hard commodities (e.g., oil and materials) to take advantage of this. We are currently underweight Consumer Staples because we have trouble finding growth-oriented companies in that sector that allow us to maintain our valuation discipline.

January 2010

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of December 31, 2009, the following companies represented the following percentages of Portfolio net assets: First Commonwealth Financial 0.4%, Huntsman 3.3%, Rovi 2.3%, American Medical Systems 1.0%, EMS Technologies 0.9%, Thoratec 2.7%, and Northwest Pipe 1.2%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,248.20	$5.67
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.16	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Small Capitalization Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Small Capitalization Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Small Capitalization Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

December 31, 2009
Equity Securities - 99.7%	Shares	Value
Auto Components - 1.0%
American Axle & Manufacturing Holdings, Inc.*	45,265	$363,025

Biotechnology - 4.0%
BioMarin Pharmaceutical, Inc.*	26,590	500,158
Cubist Pharmaceuticals, Inc.*	11,102	210,605
Onyx Pharmaceuticals, Inc.*	10,590	310,710
Regeneron Pharmaceuticals, Inc.*	10,478	253,358
Seattle Genetics, Inc.*	15,318	155,631
		1,430,462

Capital Markets - 1.6%
Broadpoint Gleacher Securities Group, Inc.*	25,485	113,663
Duff & Phelps Corp.	16,684	304,650
optionsXpress Holdings, Inc.	10,470	161,761
		580,074

Chemicals - 5.4%
Huntsman Corp.	106,119	1,198,083
Terra Industries, Inc.	23,245	748,257
		1,946,340

Commercial Banks - 1.1%
First Commonwealth Financial Corp.	32,510	151,172
UMB Financial Corp.	5,815	228,820
		379,992

Commercial Services & Supplies - 5.2%
GEO Group, Inc.*	32,385	708,584
Ritchie Bros. Auctioneers, Inc.	26,921	603,838
Waste Connections, Inc.*	17,075	569,280
		1,881,702

Communications Equipment - 0.9%
EMS Technologies, Inc.*	23,069	334,501

Computers & Peripherals - 3.0%
Compellent Technologies, Inc.*	32,405	734,945
Netezza Corp.*	37,114	360,006
		1,094,951

Construction & Engineering - 1.8%
MasTec, Inc.*	17,301	216,262
Northwest Pipe Co.*	15,688	421,380
		637,642

Equity Securities - Cont'd	Shares	Value
Consumer Finance - 3.1%
Cash America International, Inc.	31,640	$1,106,134

Diversified Consumer Services - 2.9%
Coinstar, Inc.*	22,129	614,744
Sotheby's	19,540	439,259
		1,054,003
Electrical Equipment - 4.0%
A123 Systems, Inc.*	16,265	364,986
GrafTech International Ltd.*	30,965	481,506
Regal-Beloit Corp.	11,584	601,673
		1,448,165

Electronic Equipment & Instruments - 4.3%
Coherent, Inc.*	23,990	713,223
DTS, Inc.*	23,790	813,856
		1,527,079

Energy Equipment & Services - 5.0%
Lufkin Industries, Inc.	14,897	1,090,460
OYO Geospace Corp.*	16,249	696,920
		1,787,380

Health Care Equipment & Supplies - 6.3%
American Medical Systems Holdings, Inc.*	47,175	910,006
Cutera, Inc.*	27,330	232,578
SurModics, Inc.*	6,155	139,472
Thoratec Corp.*	35,842	964,867
		2,246,923

Health Care Providers & Services - 6.6%
Addus HomeCare Corp.*	8,630	79,396
Amedisys, Inc.*	11,620	564,267
Centene Corp.*	19,320	409,005
Genoptix, Inc.*	15,425	548,050
Lincare Holdings, Inc.*	12,107	449,412
Psychiatric Solutions, Inc.*	14,499	306,509
		2,356,639

Health Care Technology - 5.0%
Eclipsys Corp.*	35,220	652,274
MedAssets, Inc.*	20,380	432,260
Quality Systems, Inc.	8,368	525,427
Vital Images, Inc.*	14,465	183,561
		1,793,522

Hotels, Restaurants & Leisure - 6.4%
Bally Technologies, Inc.*	19,494	804,907
BJ's Restaurants, Inc.*	32,765	616,637
Choice Hotels International, Inc.	5,228	165,519
Shuffle Master, Inc.*	59,496	490,247
Steak N Shake Co.*	731	236,932
		2,314,242

Equity Securities - Cont'd	Shares	Value
Household Durables - 2.2%
Universal Electronics, Inc.*	33,707	$782,677

Life Sciences - Tools & Services - 2.0%
Bio-Rad Laboratories, Inc.*	3,455	333,269
ICON plc (ADR)*	18,156	394,530
		727,799

Marine - 0.8%
Genco Shipping & Trading Ltd.*	13,135	293,961

Oil, Gas & Consumable Fuels - 1.3%
Whiting Petroleum Corp.*	6,445	460,495

Personal Products - 0.9%
Herbalife Ltd.	8,410	341,194

Pharmaceuticals - 0.4%
VIVUS, Inc.*	15,630	143,640

Professional Services - 1.1%
Monster Worldwide, Inc.*	22,080	384,192

Real Estate Investment Trusts - 0.7%
Redwood Trust, Inc.	18,063	261,191

Road & Rail - 1.7%
Landstar System, Inc.	15,675	607,720

Semiconductors & Semiconductor Equipment - 7.7%
Formfactor, Inc.*	28,931	629,539
ON Semiconductor Corp.*	74,837	659,314
Teradyne, Inc.*	52,975	568,422
Varian Semiconductor Equipment Associates, Inc.*	25,830	926,780
		2,784,055

Software - 9.5%
ANSYS, Inc.*	18,070	785,322
Informatica Corp.*	27,460	710,116
Novell, Inc.*	57,208	237,413
Radiant Systems, Inc.*	14,961	155,594
Rovi Corp.*	26,215	835,472
TIBCO Software, Inc.*	71,552	689,046
		3,412,963

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 3.8%
Genesco, Inc.*	35,227	$967,333
Vitamin Shoppe, Inc.*	17,502	389,245
		1,356,578

Total Equity Securities (Cost $29,545,420)		35,839,241

	Principal
Time Deposit - 1.2%	Amount
State Street Corp. Time Deposit, 0.00%, 1/4/10	$432,738	432,738

Total Time Deposit (Cost $432,738)		432,738

TOTAL INVESTMENTS (Cost $29,978,158) - 100.9%		36,271,979
Other assets and liabilities, net - (0.9%)		(337,843)
Net Assets - 100%		$35,934,136

Net Assets Consist of:
Paid-in capital applicable to 1,131,625 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$47,286,529
Undistributed net investment income		9,270
Accumulated net realized gain (loss) on investments		(17,655,484)
Net unrealized appreciation (depreciation) on investments		6,293,821

Net Assets		$35,934,136

Net Asset Value per Share		$31.75

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipt

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,046)	$315,350
Interest income	20
Total investment income	315,370

Expenses:
Investment advisory fee	241,280
Transfer agent fees and expenses	4,257
Accounting fees	4,465
Directors' fees and expenses	3,581
Administrative fees	14,193
Custodian fees	12,386
Reports to shareholders	18,874
Professional fees	20,196
Miscellaneous	3,836
Total expenses	323,068
Reimbursement from Advisor	(39,166)
Fees paid indirectly	(44)
Net expenses	283,858

Net Investment Income	31,512

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(2,275,206)
Change in unrealized appreciation (depreciation)	11,215,510

Net Realized and Unrealized Gain
(Loss) on Investments	8,940,304

Increase (Decrease) in Net Assets
Resulting From Operations	$8,971,816

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	$31,512	($130,781)
Net realized gain (loss) on investments	(2,275,206)	(3,044,231)
Change in unrealized appreciation (depreciation)	11,215,510	(12,120,829)

Increase (Decrease) in Net Assets
Resulting From Operations	8,971,816	(15,295,841)

Distribution to shareholders from:
Net investment income	(22,242)	--

Capital share transactions:
Shares sold	4,755,933	4,028,965
Reinvestment of distributions	22,237	--
Shares redeemed	(3,451,596)	(6,256,511)
Total capital share transactions	1,326,574	(2,227,546)

Total Increase (Decrease) in Net Assets	10,276,148	(17,523,387)
Net Assets
Beginning of year	25,657,988	43,181,375
End of year (including undistributed net investment
income of $9,270 and $0, respectively)	$35,934,136	$25,657,988

Capital Share Activity
Shares sold	184,171	127,287
Reinvestment of distributions	693	--
Shares redeemed	(141,353)	(192,784)
Total capital share activity	43,511	(65,497)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies

General: The Ameritas Small Capitalization Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$35,839,241	--	--	$35,839,241
Other debt obligations	--	$432,738	--	432,738
TOTAL	$35,839,241	$432,738	--	$36,271,979

*For further breakdown of Equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio's average daily net assets. Under the terms of the agreement, $25,183 was payable at year end. In addition, $4,082 was payable at year end for operating expenses paid by the Advisor during December 31, 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2010. The contractual expense cap is 1.00%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $1,481 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,376 for the year ended December 31, 2009. Under the terms of the agreement, $200 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $19,891,488 and $18,186,889, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-10	$11,902,668
31-Dec-13	361,070
31-Dec-16	3,032,931
31-Dec-17	2,085,418

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:
	2009	2008
Distributions paid from:
Ordinary income	$22,242	--
Total	$22,242	--

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$7,750,957
Unrealized (depreciation)	(1,730,533)
Net unrealized appreciation/(depreciation)	$6,020,424
Undistributed ordinary income	$9,270
Capital loss carryforward	($17,382,087)
Federal income tax cost of investments	$30,251,555

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to expired capital losses.
Accumulated net realized gain (loss)	$17,467,530
Paid-in capital	(17,467,530)

Note D -- Line Of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$1,947.77%		$206,013	June 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occured through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Tax Information (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$23.58	$37.43	$33.48
Income from investment operations
Net investment income (loss)	.03	(.12)	(.25)
Net realized and unrealized gain (loss)	8.16	(13.73)	4.20
Total from investment operations	8.19	(13.85)	3.95
Distributions from
Net investment income	(.02)	--	--
Total distributions	(.02)	--	--
Total increase (decrease) in net asset value	8.17	(13.85)	3.95
Net asset value, ending	$31.75	$23.58	$37.43

Total return*	34.73%	(37.00%)	11.80%
Ratios to average net assets: A
Net investment income (loss)	.11%	(.36%)	(.69%)
Total expenses	1.14%	1.15%	1.10%
Expenses before offsets	1.00%	1.00%	1.02%
Net expenses	1.00%	1.00%	1.00%
Portfolio turnover	63%	66%	60%
Net assets, ending (in thousands)	$35,934	$25,658	$43,181

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$27.77	$27.06
Income from investment operations
Net investment income (loss)	(.27)	(.20)
Net realized and unrealized gain (loss)	5.98	.91
Total from investment operations	5.71	.71
Total increase (decrease) in net asset value	5.71	.71
Net asset value, ending	$33.48	$27.77

Total return*	20.56%	2.62%
Ratios to average net assets: A
Net investment income (loss)	(.83%)	(.71%)
Total expenses	1.17%	1.22%
Expenses before offsets	1.05%	1.08%
Net expenses	1.00%	1.00%
Portfolio turnover	67%	49%
Net assets, ending (in thousands)	$39,192	$35,509

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio underperformed its Lipper index and was below the median of its peer group for the one-year period ended June 30, 2009. The Portfolio outperformed its Lipper index and performed above the median of its peer group for the three- and five-year periods ended June 30, 2009. The Board took into account management's discussion of the Portfolio's recent performance. Based upon its review, the Board concluded that the Portfolio's overall performance is satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board considered the subadvisory fee paid to the Subadvisor by the Advisor in comparison to fees paid by similar institutional clients. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee and the subadvisory fee was negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the overall performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Small
Company Equity
Portfolio

Annual Report

December 31, 2009

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
7	Shareholder Expense Example
8	Report of Independent Registered Public Accounting Firm
9	Schedule of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Notes to Financial Statements
21	Financial Highlights
22	Explanation of Financial Tables
23	Proxy Voting
24	Availability of Quarterly Portfolio Holdings
24	Basis for Board's Approval of Investment Advisory Contracts
27	Director and Officer Information Table

Ameritas Small Company Equity Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Asset Management Company, Inc.

Performance

Ameritas Small Company Equity Portfolio posted a total return of 25.5% for the one-year period ended December 31, 2009, underperforming the Portfolio's benchmark, the Russell 2000 Index, which returned 27.2% for the year. Adverse sector selection in the early stages of the recovery rally led to the underperformance.

Since September 2009, Calvert Asset Management Company, Inc. (CAMCO) has managed the Portfolio directly without a subadvisor. The former subadvisor, OFI Institutional Asset Management, resigned on August 31, 2009 because they no longer offered a small company investment strategy for clients. CAMCO uses a systematic investment process that integrates insights on growth, value, and sentiment to develop small-cap portfolios that are designed to outperform the Russell 2000 Index while limiting the level of risk relative to the benchmark. For the four months under CAMCO's management, the Portfolio outperformed the Russell 2000 Index by 2.44 percentage points.

The Portfolio's Board of Directors has recommended that Ameritas Small Company Equity Portfolio, a series of Calvert Variable Series, Inc., merge into Summit Russell 2000 Small Cap Index Portfolio, a series of Summit Mutual Fund, Inc., through an exchange of assets. The Board found that the proposed merger would offer shareholders the opportunity to pursue their investment goals in a larger Portfolio with a comparable or stronger performance history that may benefit from economies of scale over the long term. Ameritas Small Company Equity Portfolio shareholders will receive a prospectus/proxy statement describing the transaction and will be asked to vote on the proposed exchange of assets and the change of subadvisor. Please refer to the prospectus supplement at the back of this report and the separate prospectus/proxy statement document that you will receive from the Portfolio for more detailed information.

Small Company Equity Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	25.50%
Five year	-1.11%
Since inception (01.02.01)	6.86%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Market Review

In 2009, U.S. equity markets rebounded from the previous year's losses as investors began to perceive that the global financial crisis was easing, and "green shoots" of a global economic recovery emerged early in the period. In U.S. markets, this rally resulted in double-digit positive percentage returns for the year. Mid-cap growth stocks were the top performers, with the Russell MidCap Growth Index up 46.29% for the year. Large- and small-cap stocks lagged behind, with the Russell 1000 Index and Russell 2000 Index returning 28.43% and 27.17%, respectively.

The Consumer Discretionary, Information Technology, and Materials sectors were the best performers in the Russell 2000 Index, all rising more than 59% for the period. The Financials sector was both the worst performer and the only one that lost value in 2009, as small-cap financial stocks declined 1.73% for the year.

Economic Sectors	% of Total Investments
Consumer Discretionary	15.9%
Consumer Staples	4.7%
Energy	7.4%
Financials	12.9%
Health Care	9.4%
Industrials	16.5%
Information Technology	24.0%
Materials	4.5%
Telecommunication Services	1.4%
Time Deposit	1.2%
Utilities	2.1%
Total	100%

Portfolio Review

The Portfolio underperformed its benchmark for the period by 1.67 percentage points. Underperformance early in the third quarter erased the gains that had been realized over the first half of the year. During this earlier period, prior to CAMCO's taking over the portfolio, stock selection in the Industrials and Financials sectors had the greatest negative impact on relative returns.

Strong stock selection in eight of ten economic sectors helped the Portfolio outperform under CAMCO's management for the final four months of the year. Although CAMCO tries to avoid having large relative under- or over-exposures to any one sector as part of its risk control process, sector selection also contributed positively to performance during the final months of the year.

Outlook

The extreme pessimism in the markets in early 2009 created some of the most attractive investment opportunities on record for long-term investors with domestic, international, and emerging market equities rising from the March 9 bottom 69%, 79% and 108%, respectively. We believe that the unprecedented excesses of multiple asset price bubbles in 2007-2008, particularly the excessive amount of leverage in the economy, are being gradually flushed out of the system and a healthy foundation is emerging from which the economy can recover.

As global equity markets bounced back during 2009, however, rapidly-rising stock valuations may have become prematurely extended and earnings expectations somewhat stretched. During the economic downturn, companies worldwide aggressively cut costs and slashed inventories, which made for healthier margins, better productivity, and better earnings profiles despite anemic top-line growth. Going forward, any improvement in the top line should be a big positive for these leaner companies. However, if the top line remains anemic and companies run out of opportunities to slash costs further, earnings comparisons in the coming quarters could be disappointing.

In the Financials sector, while the franchise value of large global banks was certainly salvaged through government rescue efforts worldwide, the extent to which they are able to leverage their business models will continue to be constrained, with long-term negative implications for earnings in that sector.

While we think that potential challenges to the earnings story can generate some negative surprises and volatility in the equity markets in the first half of 2010, we believe that markets in the longer term should begin to recover when investors get a firmer confirmation of improvement in economic and earnings data. So far, inflation seems to remain at bay, which should help support corporate recovery.

Looking forward, we believe that the 2009 economic data will confirm that the U.S. economic recovery is on track but is likely to be more protracted than the market originally expected, with consumer demand slow to recover and manufacturing providing a larger portion of the economic growth than usual.

Despite many encouraging signs of economic recovery from what is now a two-year long recession, some still place a high probability on a double-dip recession which, if it transpires, is likely to send riskier assets into another tailspin. We do not see this scenario as highly likely, but it is still possible, given the weakness of the consumer and service sectors. At the other end of the spectrum, a V-shaped recovery seems less likely, given the relatively weak consumer demand story. The more likely outcome seems to be a gradual, smile-shaped economic recovery that may prove to be more robust in the long run.

Sincerely,

/s/Natalie A. Trunow

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Asset Management Company

January 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/30/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,199.90	$7.37
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.50	$6.77

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Small Company Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of the Ameritas Small Company Equity Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Small Company Equity Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

Schedule of Investments

December 31, 2009
Equity Securities - 97.7%	Shares	Value
Aerospace & Defense - 2.0%
Ceradyne, Inc.*	4,144	$79,606
Cubic Corp.	1,876	69,975
DynCorp International, Inc.*	4,322	62,021
		211,602

Biotechnology - 1.2%
PDL BioPharma, Inc.	18,647	127,918

Capital Markets - 4.7%
GAMCO Investors, Inc.	4,239	204,701
Greenhill & Co., Inc.	1,624	130,310
Piper Jaffray Co.'s*	3,005	152,083
		487,094

Chemicals - 3.1%
Cytec Industries, Inc.	2,914	106,128
H.B. Fuller Co.	3,148	71,617
Minerals Technologies, Inc.	1,326	72,227
OM Group, Inc.*	2,234	70,125
		320,097

Commercial Banks - 4.0%
Santander BanCorp*	20,246	248,621
SVB Financial Group*	3,998	166,677
		415,298

Commercial Services & Supplies - 3.8%
Deluxe Corp.	4,955	73,284
Herman Miller, Inc.	5,889	94,106
HNI Corp.	4,598	127,043
United Stationers, Inc.*	1,793	101,932
		396,365

Communications Equipment - 3.3%
3Com Corp.*	23,562	176,715
ADC Telecommunications, Inc.*	10,403	64,602
Arris Group, Inc.*	9,455	108,071
		349,388

Computers & Peripherals - 0.6%
Diebold, Inc.	2,174	61,850

Construction & Engineering - 2.0%
Chicago Bridge & Iron Co. NV*	7,194	145,463
Shaw Group, Inc.*	2,027	58,276
		203,739

Equity Securities - Cont'd	Shares	Value
Containers & Packaging - 0.7%
Rock-Tenn Co.	1,392	$70,171

Diversified Telecommunication Services - 1.4%
tw telecom, Inc.*	8,257	141,525

Electric Utilities - 1.3%
El Paso Electric Co.*	6,509	132,003

Electrical Equipment - 1.6%
Brady Corp.	2,172	65,182
EnerSys*	4,627	101,192
		166,374

Electronic Equipment & Instruments - 6.1%
Arrow Electronics, Inc.*	4,712	139,522
Benchmark Electronics, Inc.*	9,713	183,673
Molex, Inc.	4,013	86,480
Plexus Corp.*	4,372	124,602
Tech Data Corp.*	2,273	106,058
		640,335

Energy Equipment & Services - 3.7%
Bristow Group, Inc.*	2,096	80,591
Complete Production Services, Inc.*	9,407	122,291
Exterran Holdings, Inc.*	4,389	94,144
Patterson-UTI Energy, Inc.	5,945	91,256
		388,282

Food Products - 0.9%
Chiquita Brands International, Inc.*	5,447	98,264

Health Care Equipment & Supplies - 3.4%
American Medical Systems Holdings, Inc.*	7,849	151,407
Integra LifeSciences Holdings Corp.*	2,644	97,246
Sirona Dental Systems, Inc.*	3,248	103,092
		351,745

Health Care Providers & Services - 2.5%
Emergency Medical Services Corp.*	2,938	159,093
Healthsouth Corp.*	5,435	102,015
		261,108

Hotels, Restaurants & Leisure - 4.0%
CEC Entertainment, Inc.*	4,301	137,288
Cheesecake Factory, Inc.*	5,703	123,128
Texas Roadhouse, Inc.*	14,023	157,478
		417,894

Household Durables - 4.0%
Dorel Industries, Inc., Class B	3,658	111,788
Lennar Corp.	6,876	87,807
Ryland Group, Inc.	5,931	116,841

Equity Securities - Cont'd	Shares	Value
Household Durables - Cont'd
Tupperware Brands Corp.	2,088	$97,238
		413,674

Industrial Conglomerates - 1.7%
Seaboard Corp.	49	66,101
Tredegar Corp.	7,144	113,018
		179,119

Insurance - 3.2%
Delphi Financial Group, Inc.	4,609	103,103
Infinity Property & Casualty Corp.	2,626	106,721
Montpelier Re Holdings Ltd.	7,246	125,501
		335,325

Internet Software & Services - 3.8%
Earthlink, Inc.	8,044	66,846
ValueClick, Inc.*	10,555	106,816
WebMD Health Corp.*	5,896	226,937
		400,599

IT Services - 3.9%
Acxiom Corp.*	9,807	131,610
CSG Systems International, Inc.*	5,310	101,368
Euronet Worldwide, Inc.*	3,805	83,520
TeleTech Holdings, Inc.*	4,385	87,831
		404,329

Life Sciences - Tools & Services - 1.0%
Bruker Corp.*	8,374	100,990

Machinery - 4.0%
Nordson Corp.	1,384	84,673
Oshkosh Corp.	3,348	123,976
Timken Co.	3,566	84,550
Watts Water Technologies, Inc.	4,018	124,237
		417,436

Marine - 1.2%
Alexander & Baldwin, Inc.	3,724	127,473

Media - 2.1%
Gannett Co., Inc.	8,815	130,903
Liberty Media Corp. - Capital*	3,867	92,344
		223,247

Metals & Mining - 0.7%
Worthington Industries, Inc.	5,496	71,833

Multi-Utilities - 0.8%
Black Hills Corp.	3,200	85,216

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 3.6%
Clayton Williams Energy, Inc.*	5,142	$180,176
Penn Virginia Corp.	4,151	88,375
Tsakos Energy Navigation Ltd.	7,273	106,622
		375,173
Personal Products - 2.8%
Herbalife Ltd.	3,882	157,493
USANA Health Sciences, Inc.*	4,142	132,130
		289,623

Pharmaceuticals - 1.2%
Questcor Pharmaceuticals, Inc.*	26,365	125,234

Semiconductors & Semiconductor Equipment - 2.5%
Skyworks Solutions, Inc.*	9,708	137,757
Tessera Technologies, Inc.*	5,272	122,679
		260,436

Software - 3.5%
Commvault Systems, Inc.*	6,640	157,302
Quest Software, Inc.*	4,176	76,838
TIBCO Software, Inc.*	13,380	128,849
		362,989

Specialty Retail - 2.8%
Collective Brands, Inc.*	6,004	136,711
Men's Wearhouse, Inc.	3,304	69,582
Office Depot, Inc.*	13,943	89,932
		296,225

Textiles, Apparel & Luxury Goods - 2.8%
Carter's, Inc.*	3,603	94,579
Phillips-Van Heusen Corp.	1,740	70,783
Skechers U.S.A., Inc.*	4,439	130,551
		295,913

Thrifts & Mortgage Finance - 0.9%
Provident Financial Services, Inc.	9,144	97,384

Tobacco - 0.9%
Universal Corp.	2,063	94,093

Total Equity Securities (Cost $9,118,887)		10,197,363

	Principal
Time Deposit - 1.2%	Amount
State Street Corp. Time Deposit, 0.00%, 1/4/10	$120,994	120,994

Total Time Deposit (Cost $120,994)		120,994

TOTAL INVESTMENTS (Cost $9,239,881) - 98.9%		10,318,357
Other assets and liabilities, net - 1.1%		112,617
Net Assets - 100%		$10,430,974

* Non-income producing security.

See notes to financial statements.

Statement of Assets and Liabilities

December 31, 2009
Assets
Investments in securities, at value (Cost $9,239,881) - see accompanying schedule	$10,318,357
Receivable for shares sold	79
Receivable for securities sold	858,229
Interest and dividends receivable	3,720
Other assets	542
Total assets	11,180,927

Liabilities
Payable for securities purchased	711,953
Payable for shares redeemed	4,808
Payable to Calvert Asset Management Co., Inc.	13,488
Payable to Calvert Administrative Services Company	440
Accrued expenses and other liabilities	19,264
Total liabilities	749,953
Net Assets	$10,430,974

Net Assets Consist of:
Paid-in capital applicable to 669,803 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$12,532,726
Undistributed net investment income	3,200
Accumulated net realized gain (loss) on investments	(3,183,428)
Net unrealized appreciation (depreciation) on investments	1,078,476

Net Assets	$10,430,974
Net Asset Value per Share	$15.57

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $64)	$138,801
Total investment income	138,801

Expenses:
Investment advisory fee	97,509
Transfer agent fees and expenses	2,028
Accounting fees	1,453
Directors' fees and expenses	1,110
Administrative fees	4,656
Custodian fees	12,507
Reports to shareholders	20,397
Professional fees	18,914
Miscellaneous	2,466
Total expenses	161,040
Reimbursement from Advisor	(37,136)
Fees paid indirectly	(49)
Net expenses	123,855

Net Investment Income	14,946

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(1,973,396)
Change in unrealized appreciation (depreciation)	4,041,212

Net Realized and Unrealized Gain
(Loss) on Investments	2,067,816

Increase (Decrease) in Net Assets
Resulting From Operations	$2,082,762

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	$14,946	($50,873)
Net realized gain (loss) on investments	(1,973,396)	(1,193,588)
Change in unrealized appreciation (depreciation)	4,041,212	(3,448,455)

Increase (Decrease) in Net Assets
Resulting From Operations	2,082,762	(4,692,916)

Distributions to shareholders from:
Net investment income	(11,746)	--
Net realized gain	--	(581,310)
Total distributions	(11,746)	(581,310)

Capital share transactions:
Shares sold	323,266	756,541
Reinvestment of distributions	11,746	581,310
Shares redeemed	(1,934,556)	(4,337,292)
Total capital share transactions	(1,599,544)	(2,999,441)

Total Increase (Decrease) in Net Assets	471,472	(8,273,667)

Net Assets
Beginning of year	9,959,502	18,233,169
End of year (including undistributed net investment income
of $3,200 and $0, respectively)	$10,430,974	$9,959,502

Capital Share Activity
Shares sold	26,621	44,553
Reinvestment of distributions	744	48,241
Shares redeemed	(159,357)	(256,373)
Total capital share activity	(131,992)	(163,579)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Ameritas Small Company Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$10,197,363	--	--	$10,197,363
Other debt obligations	--	$120,994	--	120,994
TOTAL	$10,197,363	$120,994	--	$10,318,357

*For further breakdown of Equity securities by industry type, please refer to the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.92% of the Portfolio's average daily net assets. Prior to September 1, 2009, the Advisor received an annual fee, payable monthly, of 1.12% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2010. The contractual expense cap is 1.33%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Portfolio for expenses of $632 for the year ended December 31, 2009.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $12,170,965 and $13,182,581 respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-16	$948,947
31-Dec-17	2,217,622

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:
	2009	2008
Distributions paid from:
Ordinary income	$11,746	$113,085
Long-term capital gain	--	468,225
Total	$11,746	$581,310

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$1,357,777
Unrealized (depreciation)	(296,160)
Net unrealized appreciation/(depreciation)	$1,061,617
Undistributed ordinary income	$3,200
Capital loss carryforward	($3,166,569)
Federal income tax cost of investments	$9,256,740

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2009.

For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$1,659	1.46%	$84,361	September 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Note F -- Other

On December 10, 2009, the Board of Directors approved a resolution to reorganize the Ameritas Small Company Equity Portfolio into the Summit Russell 2000 Small Cap Index Portfolio. Shareholders of Ameritas Small Company Equity Portfolio will be asked to vote on the reorganization and must approve it before any change may take place.

Tax Information (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$12.42	$18.89	$22.63
Income from investment operations
Net investment income (loss)	.02	(.06)	(.01)
Net realized and unrealized gain (loss)	3.15	(5.64)	.40
Total from investment operations	3.17	(5.70)	.39
Distributions from
Net investment income	(.02)	--	--
Net realized gain	--	(.77)	(4.13)
Total distributions	(.02)	(.77)	(4.13)
Total increase (decrease) in net asset value	3.15	(6.47)	(3.74)
Net asset value, ending	$15.57	$12.42	$18.89

Total return*	25.50%	(30.05%)	1.57%
Ratios to average net assets: A
Net investment income (loss)	.16%	(.36%)	(.06%)
Total expenses	1.73%	1.52%	1.44%
Expenses before offsets	1.33%	1.38%	1.38%
Net expenses	1.33%	1.33%	1.33%
Portfolio turnover	137%	74%	75%
Net assets, ending (in thousands)	$10,431	$9,960	$18,233

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$23.23	$25.23
Income from investment operations
Net investment income (loss)	(.15)	(.19)
Net realized and unrealized gain (loss)	2.05	(.27)
Total from investment operations	1.90	(.46)
Distributions from
Net realized gain	(2.50)	(1.54)
Total increase (decrease) in net asset value	(.60)	(2.00)
Net asset value, ending	$22.63	$23.23

Total return*	8.09%	(1.87%)
Ratios to average net assets: A
Net investment income (loss)	(.63%)	(.81%)
Total expenses	1.57%	1.61%
Expenses before offsets	1.40%	1.61%
Net expenses	1.33%	1.47%
Portfolio turnover	45%	45%
Net assets, ending (in thousands)	$22,837	$26,281

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage; direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one- and three-year periods and below the median of its peer group for the five-year period ended June 30, 2009. The data also indicated that the Portfolio had outperformed its Lipper index for the one- and three-year periods and underperformed its Lipper index for the five-year period ended June 30, 2009. The Board noted that the Advisor had assumed responsibility for the day-to-day management of the Portfolio in September 2009 after the subadvisor to the Portfolio resigned. The Board also took into account management's plans to address the Portfolio's performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were also above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Portfolio; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/09
	$	%*	$	% *

(a) Audit Fees	$179,300	0%	$170,005	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$47,767	0%	$31,273	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$227,067	0%	$201,278	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:
Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/09
$	%*	$	% *
$25,500	0%*	$4,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.
By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Chairman -- Principal Executive Officer
Date:	March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Chairman -- Principal Executive Officer
Date: March 4, 2010

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: March 4, 2010